AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2016

1933 ACT REGISTRATION NO. 333-170345

1940 ACT REGISTRATION NO. 811-21988

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 8

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

POST-EFFECTIVE AMENDMENT NO. 50

(CHECK APPROPRIATE BOX OR BOXES)

PRIAC VARIABLE CONTRACT ACCOUNT A

(Exact Name of Registrant)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

(Name of Depositor)

280 TRUMBULL STREET

HARTFORD, CONNECTICUT 06103-3509

(860) 534-2000

(Address and telephone number of Depositor’s principal executive offices)

C. CHRISTOPHER SPRAGUE

VICE PRESIDENT AND CORPORATE COUNSEL

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

200 WOOD AVENUE SOUTH

ISELIN, NJ 08830-2706

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2016 pursuant to paragraph (b) of Rule 485
☐	60 days after a filing pursuant to paragraph (a) of Rule 485
☐	on May 1, 2016 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:

Interests in Group and Individual Variable Annuity Contracts

PRUDENTIAL RETIREMENT SECURITY ANNUITY III

PROSPECTUS: MAY 1, 2016

This prospectus describes the Prudential Retirement Security Annuity III, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC,” the “Company,” “we,” “our,” or “us”) and the PRIAC Variable Contract Account A. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person to whom the certificate is issued. The Annuity or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.

The Annuity is sold by PRIAC exclusively to fund Individual Retirement Accounts within the meaning of Section 408(a) (“IRA”) and Section 408A (“Roth IRA”) of the Internal Revenue Code of 1986, as amended (the “Code”), that are for the benefit of individuals electing a direct rollover from Retirement Plans funded with a PRIAC group annuity that provides for the transfer to this Contract of the Prudential IncomeFlex Target® guaranteed minimum withdrawal benefit the Participant has under the Retirement Plan. We may require the custodian of the IRA(s) be our designated affiliate. If you transfer assets to both an IRA and Roth IRA under this Annuity, your Retirement Plan guaranteed values will be divided and proportionally reduced among the IRA and Roth IRA. You will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract will be calculated separately. If you have more than one Retirement Plan Prudential IncomeFlex Target Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan Prudential IncomeFlex Target Benefits.

If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your Retirement Plan or elsewhere before transferring assets from the plan to this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.

Although we allow a Participant to roll over his or her Prudential IncomeFlex Target Benefit to this Annuity, we do not permit additional Purchase Payments after such a rollover. However, anyone who was a Contract Owner of this Annuity as of October 24, 2013 may make additional Purchase Payments. If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments by someone who was a Contract Owner of this Annuity as of October 24, 2013. Moreover, if you participate in more than one Retirement Plan and have more than one Retirement Plan IncomeFlex Target Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single Prudential IncomeFlex Target Benefit under this Annuity, as described in Section 5 of this prospectus.

PLEASE READ THIS PROSPECTUS

This prospectus describes important features of the Annuity and what you should consider before purchasing it. Please read this prospectus before purchasing the Annuity and keep it for future reference. The accompanying prospectus for the underlying mutual fund contains important information about the mutual fund. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

In compliance with United States law, PRIAC will deliver this prospectus to Contract Owners that currently reside outside the United States.

THE FUNDS

The Annuity offers a Variable Investment Option, a Sub-account of the PRIAC Variable Contract Account A, that invests in an underlying mutual fund portfolio. The Sub-account invests in the Prudential Balanced Fund of the Prudential Investment Portfolios, Inc.

The fund available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC, rather than to information that may be available through alternate sources.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under Section 408(a) and/or Section 408A of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.

TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY III

To learn more about the Prudential Retirement Security Annuity III, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2016. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-170345). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the Prudential Retirement Security Annuity III SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus. The prospectus and SAI describe only the Annuity and the Sub-account available under the Annuity, and do not purport to describe every investment option available to you under your IRA.

For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

CONTENTS

PART I: SUMMARY

PRUDENTIAL RETIREMENT SECURITY ANNUITY III PROSPECTUS

GLOSSARY	1
SUMMARY OF CONTRACT EXPENSES	5
EXPENSE EXAMPLE	6
FINANCIAL STATEMENTS	6
SUMMARY FOR SECTIONS 1 – 10	7

PART II: SECTIONS 1 – 10

PRUDENTIAL RETIREMENT SECURITY ANNUITY III PROSPECTUS

SECTION 1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY III?	10
SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”	10
SECTION 2: WHAT INVESTMENT OPTION CAN I CHOOSE?	11
VARIABLE INVESTMENT OPTION	11
PAYMENTS MADE TO PRIAC	11
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES	12
SCHEDULED TRANSACTIONS	13
VOTING RIGHTS	13
SUBSTITUTION	14
REPORTS TO YOU	14
SECTION 3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE? (ANNUITIZATION)	15
PAYMENT PROVISIONS	15
OPTION 1: ANNUITY PAYMENTS FOR A PERIOD CERTAIN	15
OPTION 2: LIFE ANNUITY WITH 10 YEARS PERIOD CERTAIN	15
OTHER ANNUITY OPTIONS	15
TAX CONSIDERATIONS	15
HOW WE DETERMINE ANNUITY PAYMENTS	15
PERIOD CERTAIN ANNUITIES	15
LIFE ANNUITIES	15
SECTION 4: WHAT IS THE DEATH BENEFIT?	17
BENEFICIARY	17
CALCULATION OF THE DEATH BENEFIT	17
PAYOUT OPTIONS	17
SECTION 5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?	19
TRANSFER OF RETIREMENT PLAN GUARANTEED VALUES	19
HIGHEST BIRTHDAY VALUE	20
INCOME BASE	21
ANNUAL GUARANTEED WITHDRAWAL AMOUNT	22
LOCK-IN DATE ELECTED IN RETIREMENT PLAN	22
LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN	23
SPOUSAL BENEFIT	24
MULTIPLE RETIREMENT PLANS – TRANSFER OF GUARANTEED VALUES	24
ESTABLISHING A ROTH IRA; CONVERSIONS AND RECHARACTERIZATIONS	26
WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT	27
EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS	28
INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP	29
OTHER IMPORTANT CONSIDERATIONS	29
TERMINATION OF THE INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD	30
SPECIAL RULES FOR INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT IF YOUR RETIREMENT PLAN GUARANTEED LIFETIME WITHDRAWAL BENEFIT IS EITHER ADMINISTERED BY AB OR OFFERED THROUGH PRUDENTIAL RETIREMENT SECURITY ANNUITY V	30
SECTION 6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY III?	34
PURCHASE PAYMENTS	34
DISCONTINUANCE OF CONTRIBUTIONS	34
ALLOCATION OF PURCHASE PAYMENTS	34
CALCULATING CONTRACT VALUE	34

(i)

(ii)

PART I – SUMMARY

PRUDENTIAL RETIREMENT SECURITY ANNUITY III PROSPECTUS

GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.

Accumulation Phase: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.

Accumulation Unit and Accumulation Unit Value: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as all insurance and administrative expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.

Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.

Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Target Benefit, an amount that you may withdraw each Withdrawal Period as long as you live (if the optional Spousal Benefit is elected, then until the last to die of the Participant and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan, the initial Annual Guaranteed Withdrawal Amount for this Annuity will be the Retirement Plan Annual Guaranteed Withdrawal Amount. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus. Anyone who was a Contract Owner of this Annuity as of October 24, 2013 may make additional Purchase Payments. If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments by someone who was a Contract Owner of this Annuity as of October 24, 2013.

Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.

Annuity Date: The date you elect to begin Annuity Payments (annuitization).

Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

Annuity Payment: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Target Benefit” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.

Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.

Birthday: Each anniversary of the Participant’s date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of the Participant’s date of birth.

Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.

Code: The Internal Revenue Code of 1986, as amended.

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.

Contract Owner, Owner or You: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate.

Contract Value: The total value of your Contract, equal to the sum of the value of your investment in the investment option. Your Contract Value will go up or down based on the performance of the investment option.

Contribution Source: Refers to whether assets are Roth or Non-Roth Contributions.

Conversion: The transfer of funds between an IRA and Roth IRA under this Annuity. Conversions are allowed under this Annuity as permitted by the Code.

Conversion Ratio: If your Retirement Plan guaranteed lifetime withdrawal benefit is either administered by AB (formerly, AllianceBernstein), or offered through Prudential Retirement Security Annuity V, then we may adjust your Income Base upon conversion of that benefit to the benefit under this Annuity. We do that based on a “Conversion Ratio” that compares the Retirement Plan Guaranteed Withdrawal Percentage under your plan to a specified Guaranteed Withdrawal Percentage under this Annuity. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”

Excess Withdrawal: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.

Guaranteed Withdrawal Percentage: The percentage of the Income Base used to determine the Annual Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Percentage applied at the Lock-In Date is used for purposes of determining your Status when transferring funds among the IRA and Roth IRA. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Highest Birthday Value: For purposes of determining the Income Base, the initial Highest Birthday Value is the adjusted Retirement Plan Highest Birthday Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” Anyone who was a Contract Owner of this Annuity as of October 24, 2013 may make additional Purchase Payments. If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments by someone who was a Contract Owner of this Annuity as of October 24, 2013.

Income Base: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Income Base is equal to the greater of: (a) the Highest Birthday Value or (b) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Excess Withdrawals and/or Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes. If your Retirement Plan guaranteed lifetime withdrawal benefit is either administered by AB (formerly, AllianceBernstein) or offered through Prudential Retirement Security Annuity V, then we may adjust your Income Base upon conversion of that benefit to the IncomeFlex Target Benefit under this Annuity. Anyone who was a Contract Owner of this Annuity as of October 24, 2013 may make additional Purchase Payments. If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments by someone who was a Contract Owner of this Annuity as of October 24, 2013.

Individual Retirement Account (“IRA”): A tax qualified individual retirement account within the meaning of Section 408(a) of the Code, which is invested in the Variable Investment Option used to provide our guarantees under this Annuity. Such IRA is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. We may require that the custodian of the IRA funded by the Annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.

Lock-In Date: The date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Spousal Benefit).

Non-Roth Contributions: Pre-tax and post-tax deferrals and contributions made under your Retirement Plan, other than Roth Contributions.

Participant: A Participant in a Retirement Plan with the Prudential IncomeFlex Target Benefit who has or had a Retirement Plan Withdrawal Benefit that is transferred to this Annuity pursuant to a contractual conversion privilege. Participant does not include a spouse eligible for a Retirement Plan Spousal Benefit.

Prudential IncomeFlex Target Benefit or IncomeFlex Target Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.

Purchase Payment: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. Anyone who was a Contract Owner of this Annuity as of October 24, 2013 may make additional Purchase Payments. If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments by someone who was a Contract Owner of this Annuity as of October 24, 2013.

Recharacterization: The redefining of a transfer made to an IRA as having been made or transferred instead to another type of IRA. You may elect to recharacterize funds transferred from an IRA to a Roth IRA via a Conversion and have those funds treated as if transferred initially to the IRA. You may also elect to recharacterize Purchase Payments made to your IRA or Roth IRA and have those Purchase Payments treated as if made instead to your Roth IRA or IRA, respectively. Recharacterizations are allowed under this Annuity as permitted by the Code.

Retirement Plan: An employment based Retirement Plan funded with a PRIAC group annuity that permits the Participant or his or her spouse to transfer to this Contract the Retirement Plan Prudential IncomeFlex Target Benefit.

Retirement Plan Active Eligible Investments: The investments required to be used in order to receive guarantees under the Retirement Plan IncomeFlex Target Benefit. Retirement Plan Active Eligible Investments includes investments funded with Roth Contribution and Non-Roth Contribution sources.

Retirement Plan Annual Guaranteed Withdrawal Amount: Your Annual Guaranteed Withdrawal Amount as determined under the Retirement Plan Prudential IncomeFlex Target Benefit.

Retirement Plan Guaranteed Withdrawal Percentage: The percentage of the Retirement Plan Income Base used to determine the Retirement Plan Annual Guaranteed Withdrawal Amount. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage. The Retirement Plan Guaranteed Withdrawal Percentage applied on the Retirement Plan Lock-In Date is used for purposes of determining your Status when transferring and combining multiple Retirement Plan IncomeFlex Target Benefits. See “Multiple Retirement Plans – Transfer of Guaranteed Values” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Retirement Plan Highest Birthday Value: The Highest Birthday Value as determined under the Retirement Plan Prudential IncomeFlex Target Benefit.

Retirement Plan Lock-In Date: The guaranteed withdrawal lock-in date, determined under the Retirement Plan Prudential IncomeFlex Target Benefit.

Retirement Plan Income Base: The Income Base as determined under the Retirement Plan Prudential IncomeFlex Target Benefit.

Retirement Plan Prudential IncomeFlex Target Benefit: The Prudential IncomeFlex Target guaranteed withdrawal benefit as offered through a Retirement Plan.

Retirement Plan Spousal Benefit: The Participant’s “spousal benefit” as determined under the Retirement Plan Prudential IncomeFlex Target Benefit.

Roth Contribution: After-tax Roth deferrals and contributions made under your Retirement Plan.

Roth Individual Retirement Account (“Roth IRA”): A tax qualified retirement investment under Section 408A of the Code, as amended, which is invested in the Variable Investment Option used to provide our guarantees under this Annuity. Such contract is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for a Roth IRA, the Contract must be issued to a custodial account established as a Roth IRA.

Separate Account: Purchase Payments allocated to the Variable Investment Option are held by us in a separate account called the PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.

Spousal Benefit: An optional version of the Prudential IncomeFlex Target Benefit which, if elected and certain conditions are satisfied, extends guaranteed withdrawals until the last to die of you and your spouse or civil union partner. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.

Status: For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to this Annuity or between the IRA and Roth IRA, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract.

Step-Up Amount: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up Date.

Step-Up Date: After the Lock-In Date, the Business Day that immediately precedes your Birthday.

Sub-account: A Variable Investment Option offered under PRIAC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.

Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that this Annuity will be held in a tax favored plan (an IRA), which already provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?”

Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a Sub-account.

Withdrawal Period: Each year beginning on the Participant’s Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity III. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses you will pay when you buy the Contract, surrender the Contract, or transfer cash value between investment options.

For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity III?” The accompanying individual mutual fund prospectus contains detailed expense information about the underlying mutual fund.

CONTRACT OWNER TRANSACTION EXPENSES
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [1]
(As a Percentage of Contract Value)	0% to 3.5%

1	For additional information see “Taxes Attributable to Premium” in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity III?”

PERIODIC ACCOUNT EXPENSES

The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

	Current	Maximum
Annual Contract Fee [2]	$0	$150
Insurance And Administrative Expenses (As a percentage of average daily net assets of the Sub-accounts)
Insurance and Administrative Charge	0.65%	1.75%
IncomeFlex Target Benefit [3]	1.00%	1.50%
Total Annual Charge with the IncomeFlex Target Benefit [4]	1.65%	3.25%

2	Currently, we waive this fee. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.
3	The 1.50% charge is the maximum that we can impose for the IncomeFlex Target Benefit under this Contract. This maximum applies whether or not you have the Spousal Benefit and/or whether or not you have a Step-Up of the Income Base.
4	The total annual charge is the sum of the insurance and administrative charge and the charge for the IncomeFlex Target Benefit. Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolio and/or the investment adviser to the underlying portfolio, to provide administrative and support services to the portfolio. Pursuant to the terms of this agreement, PRIAC receives a total fee of 0.22% annually of the average assets allocated to the portfolio under the Contract, as compensation for providing those services. These types of payments are sometimes referred to within the industry as “revenue sharing” payments.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the operating expenses charged by the underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you may pay periodically during the time that you own the Contract. More detail on the underlying mutual fund’s fees and expenses is contained below and in the fund’s prospectus. The total operating expenses depicted below are based on historical fund expenses, as of the fiscal year ended, September 30, 2015, for Class Z shares of the Prudential Balanced Fund. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity III Contract, and may vary from year to year.

Total Annual Underlying Mutual Fund Operating Expense	0.95%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in %)
	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Prudential Balanced Fund (Class Z)	0.65%	0.30%	0.95%

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses without any reduction for fee waivers or expense reimbursements.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the mutual fund, for its most recent fiscal year end, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

EXPENSES WITH PRUDENTIAL INCOMEFLEX TARGET BENEFIT

This example assumes the following:

■	You invest $10,000 in Prudential Retirement Security Annuity III;
■	You allocate all of your assets to the Variable Investment Option;
■	Your investment has a 5% return each year;
■	The mutual fund’s total operating expenses remain the same each year;
■	No tax charge applies;
■	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges;
■	The maximum charge for the IncomeFlex Target Benefit is imposed; and
■	No reduction for fee waivers or expense reimbursements.

THE EXPENSES IN THIS EXAMPLE DO NOT VARY WHETHER YOU SURRENDER THE ANNUITY, DO NOT SURRENDER THE ANNUITY, OR ANNUITIZE AT THE END OF THE APPLICABLE STATED TIME PERIOD.

EXAMPLE:
1 yr	3 yrs	5 yrs	10 yrs
$422	$1,275	$2,142	$4,372

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THIS EXAMPLE. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION(S). PLEASE NOTE THAT THE MINIMUM INITIAL PURCHASE PAYMENT FOR THIS CONTRACT IS $20,000. PLEASE SEE SECTION 6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY III?”

FINANCIAL STATEMENTS

The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

Accumulation Unit Values have been included at the end of this prospectus.

SUMMARY FOR SECTIONS 1 – 10

For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus. This prospectus describes all material features of the Annuity, including state-specific Contract variations.

SECTION 1: What Is The Prudential Retirement Security Annuity III?

The Prudential Retirement Security Annuity III is a variable annuity contract issued by PRIAC. The Contract is between you, the Owner, and us, the insurance company. The Contract allows you to invest assets contributed to a custodial IRA or custodial Roth IRA in the Contract, which provides a Variable Investment Option, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes. The Contract may be offered as an individual contract or interest in a group annuity.

You can invest your money in the Variable Investment Option available under the Contract, which offers the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA.

The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, if you have purchased this Annuity through an IRA, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Target Benefit. If you purchased this Annuity through a Roth IRA, any earnings grow on a tax deferred basis. Qualified distributions are generally federal income tax free (state treatment may vary). A distribution is a qualified distribution if it occurs after 5 tax years after contributing to a Roth IRA and the owner is either age 59 1/2, dies, is disabled or is a first time home buyer ($10,000 lifetime limit). For distributions that are not qualified distributions, amounts are generally taxed as income only when you make withdrawals of earnings, including withdrawals under the Prudential IncomeFlex Target Benefit, and a 10% tax penalty may apply. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.

You may only establish one IRA and one Roth IRA funded by this Annuity. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.

We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.

If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA or Roth IRA. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?”

During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Payments made from an IRA are subject to 10% federal income tax withholding. The taxpayer can choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.

SECTION 2: What Investment Option Can I Choose?

You can invest your money in the Variable Investment Option. The only Variable Investment Option under this Contract is the Prudential Balanced Fund of the Prudential Investment Portfolios, Inc. To assist you in evaluating the option, we have classified it according to its investment style. Additionally, we have provided a brief description of the portfolio’s investment objective and key policies, which is set forth in Section 2.

The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options

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or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC, rather than to information that may be available through alternate sources.

Depending upon market conditions, you may earn or lose money in the option. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolio underlying the Variable Investment Option. Past performance is not a guarantee of future results.

SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)

During the Annuity Phase, commonly called “annuitization,” you may choose from several annuity payment options, including guaranteed payments for life with period certain. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.

Note that during the Accumulation Phase, the Prudential IncomeFlex Target Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.

SECTION 4: What Is The Death Benefit?

If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value.

SECTION 5: What Is The Prudential IncomeFlex Target Benefit?

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).

The Prudential IncomeFlex Target Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. If you elected the Retirement Plan Spousal Benefit, then you will automatically receive the Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, you may not add or remove the Spousal Benefit upon or after purchasing this Contract. For additional information about the fees for the Prudential IncomeFlex Target Benefit, see “Summary of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity III?”

SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity III?

The Contract is available only to investors transferring funds directly from a Retirement Plan in which they have a Retirement Plan Prudential IncomeFlex Target Benefit to an IRA and/or Roth IRA. We may require the custodian of the IRA(s) be our designated affiliate. You can purchase this Contract, unless we agree otherwise and subject to our rules, with a minimum initial Purchase Payment of $20,000. If you transfer funds to both an IRA and a Roth IRA, the minimum Purchase Payment of $20,000 must be met for each. You must get our prior approval for any initial and additional Purchase Payment of $1 million or more, unless we are prohibited under applicable law from insisting on such prior approval. Generally, anyone who was a Contract Owner of this Annuity as of October 24, 2013 can make additional Purchase Payments at any time during the Accumulation Phase of the Contract. If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments by those Contract Owners who purchased this Annuity on or prior to October 24, 2013. Our Retirement Investment Counselors can help you fill out the proper forms. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA.

Although we allow a Participant to roll over his or her Prudential IncomeFlex Target Benefit to this Annuity, we do not permit additional Purchase Payments after such a rollover. However, anyone who was a Contract Owner of this Annuity as of October 24, 2013 may make additional Purchase Payments. Moreover, if you participate in more than one Retirement Plan and have more than one Retirement Plan IncomeFlex Target Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single Prudential IncomeFlex Target Benefit under this Annuity, as described in Section 5 of this prospectus.

Absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed 90 days. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.

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SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity III?

The Contract has insurance features and investment features, and there are costs related to each.

■	Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00.
■

Insurance and Administrative Charge: We impose an asset-based charge to cover expenses and certain insurance risks. We deduct this charge daily from the net asset value of the Variable Investment Option.

■

Prudential IncomeFlex Target Benefit Charge: We impose an asset-based charge for the Prudential IncomeFlex Target Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” This charge compensates us for the costs and risks we assume in providing the benefit. We deduct this charge daily from the net asset value of the Variable Investment Option.

■	Fund Expenses: You will bear the expenses associated with the underlying mutual fund that is deducted from the underlying fund’s assets.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity III?”

SECTION 8: How Can I Access My Money?

You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to an additional tax penalty.

This Contract provides an insurance benefit, called the Prudential IncomeFlex Target Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value. You are not required to withdraw these guaranteed amounts.

SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?

This Contract is offered to fund certain IRAs.

Generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Because this Contract is issued as a nonqualified annuity, the Contract must be issued to a custodial account established as an IRA or Roth IRA. Generally, all amounts withdrawn from IRAs and withdrawals of earnings from Roth IRAs (excluding qualified distributions from Roth IRAs) are taxable and subject to a 10% penalty if withdrawn prior to age 59 1/2.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under section 408(a) and 408A of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement accounts, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified account.

SECTION 10: Other Information

This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker-dealer.

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PART II SECTIONS 1 – 10

PRUDENTIAL RETIREMENT SECURITY ANNUITY III PROSPECTUS

1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY III?

The Prudential Retirement Security Annuity III is a contract between you, the Owner, and us, the insurance company. The Prudential Retirement Security Annuity III is a variable annuity contract issued by PRIAC. PRIAC is solely responsible for its obligations under Prudential Retirement Security Annuity III, and there are no support agreements from third parties relating to the capitalization of PRIAC. Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” for further details. These withdrawals are different than Annuity Payments.

This Annuity contract does not benefit from Tax Deferral, unlike many Annuity contracts that generally do when sold outside a tax favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain IRAs and Roth IRAs, which generally provide Tax Deferral without investing in an annuity contract. If this Contract were offered outside of such tax qualified accounts, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your retirement plan or elsewhere.

The Prudential Retirement Security Annuity III is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets to the available Variable Investment Option. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with the Variable Investment Option. Because the underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.

You are the Owner of the Contract, as the individual for whom the IRA and/or Roth IRA is established. You generally have all the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.

You may only establish one IRA and one Roth IRA funded by this Annuity. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.

The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”

If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA or Roth IRA. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?”

During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Payments made from an IRA are subject to 10% federal income tax withholding. The taxpayer can choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.

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2: WHAT INVESTMENT OPTION CAN I CHOOSE?

The Contract provides you with one Variable Investment Option into which you may allocate your Purchase Payment.

The Variable Investment Option invests in the Prudential Balanced Fund, which is a series of the Prudential Investment Portfolios, Inc. mutual fund. The accompanying current prospectus for the Prudential Balanced Fund, available in your Contract, contains important information about the underlying mutual fund in which your Variable Investment Option invests. There are deductions from and expenses paid out of the assets of the fund that are described in the accompanying prospectus for the fund. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectus please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

VARIABLE INVESTMENT OPTION

The following chart classifies the underlying investment based on our assessment of its investment style, as of the date of this prospectus. The chart also lists the investment objective and a short summary description of the investment policy to assist you in determining whether it may be of interest to you. There is no guarantee that the investment objective will be met, and you could lose money. The adviser and sub-advisers for the underlying investment appear next to the description.

This Contract offers only a portfolio managed by Prudential Investments LLC, Quantitative Management Associates LLC, and/or PGIM, Inc., all of which are affiliated companies of PRIAC (“Affiliated Portfolio”). PRIAC and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolio, which could be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolio, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with PRIAC. In general, we also have an incentive to offer portfolios managed by certain sub-advisers, either because the sub-adviser is a Prudential Company or because the sub-adviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those sub-adviser financial incentive factors in determining which portfolios to offer under the Contract. Allocations made to all Affiliated Portfolios benefit us financially. PRIAC has selected the portfolios for inclusion as investment options under this Contract in PRIAC’s role as the issuer of this Contract, and PRIAC does not provide investment advice or recommend any particular portfolio.

The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISER
Prudential Investment Portfolios, Inc.

MODERATE ALLOCATION

Prudential Balanced Fund

The investment objective of the fund is to seek income and long-term growth of capital. The fund seeks to achieve its investment objective by investing in a portfolio of equity, fixed income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. Normally the fund will invest 45% to 70% of its total assets in equity and equity-related securities. Equity and equity-related securities in which the fund primarily invests are common stocks and stock index futures. The fund may invest up to 15% of its total assets in equity-related securities of small companies. We currently consider small companies to be those with a market capitalization less than that of the largest company in the Russell 2000 Index at the time of investment. Under normal circumstances, 30% to 55% of the fund’s total assets are invested in fixed-income securities and up to 35% are invested in foreign securities.

ADVISER: Prudential Investments LLC SUB-ADVISERS: PGIM, Inc. Quantitative Management Associates LLC

PAYMENTS MADE TO PRIAC

Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolio and/or the investment adviser to the underlying portfolio, to provide administrative and support services to the portfolio. Pursuant to the terms of this agreement,

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PRIAC receives a total fee of 0.22% annually of the average assets allocated to the portfolio under the Contract, as compensation for providing those services. These types of payments are sometimes referred to within the industry as “revenue sharing” payments. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Through your indirect investment in the underlying portfolio, you indirectly bear the costs of these fees (see underlying fund’s prospectus for more information). Furthermore, there is additional compensation on assets invested in Prudential’s proprietary underlying funds because our affiliates receive certain fees from the funds. Therefore, there may be more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the affiliated portfolios benefit us financially.

In addition, the investment adviser, sub-adviser or distributor of the underlying portfolio may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation.

In addition to the payments described above, the underlying portfolio, the investment adviser, sub-adviser, distributor and/or its service provider may make payments to other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

REDEMPTION FEES AND ABUSIVE TRADING PRACTICES

While we presently offer only one investment option under the Contract, we may offer additional investment options in the future. If more than one investment option is available, we may allow you to transfer sums between or among them. The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

■	Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you.
■

Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, PRIAC will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

■

Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or

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intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

SCHEDULED TRANSACTIONS

Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.

VOTING RIGHTS

As stated above, all of the assets held in the Sub-account of the Separate Account are invested in shares of the corresponding fund. PRIAC is the legal owner of those shares. As such, PRIAC has the right to vote on any matter voted on at any shareholders meetings of the fund. However, as required by law, PRIAC votes the shares of the fund at any regular and special shareholders meetings the fund is required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the person for whom the IRA was established.

The fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by PRIAC, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit PRIAC to vote shares of the fund in its own right, it may elect to do so.

Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the fund. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolio will vote separately on the matter, as required by applicable securities laws.

The number of fund shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

PRIAC may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of the fund’s portfolio, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.

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SUBSTITUTION

We may substitute the underlying mutual fund or portfolio used by the Variable Investment Option. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the Prudential Balanced Fund. You will be given specific notice in advance of any substitution we intend to make. We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract.

REPORTS TO YOU

We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-account of the PRIAC Variable Contract Account A. We will also send annual and semi-annual reports for the underlying fund.

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3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE?

(ANNUITIZATION)

PAYMENT PROVISIONS

If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Option ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender the Contract.

IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN ANNUITY PAYMENT OPTION. PLEASE SEE SECTION  5, “WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?”

Option 1: Annuity Payments For A Period Certain

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The Annuity Payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the period certain. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.

Option 2: Life Annuity With 10 Years Period Certain

Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Annuitant dies before we have made 10 years worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.

Other Annuity Options

We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.

TAX CONSIDERATIONS

Your Contract will be held in a custodial account established as an IRA or Roth IRA. You should consider the required minimum distribution provisions of the Code when selecting your Annuity Option. Roth IRAs are not subject to the required minimum distributions of the Code during the owner’s lifetime.

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.

Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:

Period Certain Annuities

Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

Life Annuities

More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.

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Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit.

■	2% Interest
■	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
■	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth

In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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4: WHAT IS THE DEATH BENEFIT?

The Death Benefit feature delivers the Contract Value to the Beneficiary.

BENEFICIARY

The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you request, provided that we receive the request in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.

The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the IRA or Roth IRA it funds, when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?”

CALCULATION OF THE DEATH BENEFIT

If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.

PAYOUT OPTIONS

The Code provides for alternative Death Benefit payment options when a contract is used as an IRA, Roth IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, Roth IRA or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five (5) years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.

NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

Upon receipt of due proof of death in Good Order, we will pay the Beneficiary the Death Benefit.

The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.

Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.

Choice 2: The payment of the entire Death Benefit by December 31st of the calendar year that contains the 5th anniversary of the date of death of the Owner. This option is available if death occurs before the date required minimum distributions must begin under the Code.

Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of death of the Owner. If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, this choice is not a permitted payout option under the Code, you may only choose Choice 1 or Choice 2.

If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

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A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

If the Owner established a Lock-In Date and elected the Spousal Benefit, and the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity, the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 70 1/2 or can change title to the account to the spouse’s name.

The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?”

Any portion of the Death Benefit not applied under Choice 3 must be paid by the December 31st of the calendar year that contains the fifth anniversary of the date of the Owner’s death.

A Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?” If the Beneficiary fails to make any election within any time limit prescribed by or for the Retirement Plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.

For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Target Benefit.

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5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?

The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). The Income Base is used to determine the amount you may withdraw each Withdrawal Period as long as you live (the “Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value (described below) or the Contract Value on the Business Day prior to your Lock-in Date. If your Retirement Plan guaranteed lifetime withdrawal benefit is either administered by AB (formerly, AllianceBernstein) or offered through Prudential Retirement Security Annuity V (“PRSA V”), then we may adjust the Income Base upon your acquisition of this Annuity, as detailed below. There are two options – one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse.

The base Prudential IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals.

The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. If you elected the Retirement Plan Spousal Benefit, then you will automatically receive the Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date (your guaranteed withdrawal lock-in date as determined under the Retirement Plan IncomeFlex Target Benefit), then you may not add or remove the Spousal Benefit upon or after purchasing this Contract. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?”

If you establish both an IRA and Roth IRA funded by this Annuity, you will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract, described below, will be calculated separately.

TRANSFER OF RETIREMENT PLAN GUARANTEED VALUES

This Contract is sold exclusively to individuals who have a Retirement Plan Prudential IncomeFlex Target Benefit. This Contract is designed to accept the transfer of Retirement Plan Prudential IncomeFlex Target Benefit guaranteed values in connection with a direct rollover of assets invested in the Retirement Plan Active Eligible Investments to an IRA and/or Roth IRA. You may only establish one IRA and one Roth IRA funded by this Annuity. Assets invested in the Retirement Plan Active Eligible Investments funded by Non-Roth Contributions may only be rolled over and held in an IRA under this Annuity. Retirement Plan Active Eligible Investments funded by Roth Contributions may only be rolled over to a Roth IRA under this Annuity. If you transfer assets to both an IRA and Roth IRA under this Annuity, the Retirement Plan guaranteed values described below will be divided and proportionally reduced among the IRA and Roth IRA. You will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract will be calculated separately.

If you have more than one Retirement Plan Prudential IncomeFlex Target Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan Prudential IncomeFlex Target Benefits under an IRA or Roth IRA funded by this Annuity. See “Multiple Retirement Plans – Transfer of Guaranteed Values” in Section 5.

In connection with the rollover transaction (except as discussed later in this Section 5, regarding a transfer of the AB or PRSA V Retirement Plan Prudential IncomeFlex Target Benefit to this Annuity), each guarantee value described below will begin with a value equal to the corresponding Retirement Plan guaranteed value, assuming a transfer of 100% of the assets from either Roth or Non-Roth Contributions (but not both) under the Retirement Plan. If less than 100% of assets are transferred or the transfer includes both Non-Roth and Roth Contributions, then the Retirement Plan guaranteed values will be proportionately reduced and divided between the IRA and Roth IRA, as applicable.

If you purchase this Contract prior to your Retirement Plan Lock-In Date, then the Highest Birthday Value as determined under the Retirement Plan Prudential IncomeFlex Target Benefit (the “Retirement Plan Highest Birthday Value”) will be used to determine your initial Highest Birthday Value, and Income Base under this Contract (except as discussed later in this Section 5, regarding a transfer of the AB or PRSA V Retirement Plan Prudential IncomeFlex Target Benefit to this Annuity). You also can choose whether to elect the Spousal Benefit at the time you lock in your Annual Guaranteed Withdrawal Amount under this Contract.

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If you purchase this Contract on or after your Retirement Plan Lock-In Date, then your Annual Guaranteed Withdrawal Amount as determined under the Retirement Plan Prudential IncomeFlex Target Benefit (the “Retirement Plan Annual Guaranteed Withdrawal Amount”) and your Income Base as determined under the Retirement Plan Prudential IncomeFlex Target Benefit (the “Retirement Plan Income Base”), will be used to determine your initial Annual Guaranteed Withdrawal Amount and initial Income Base, under this Contract (except as discussed later in this Section 5, regarding a transfer of the AB or PRSA V Retirement Plan Prudential IncomeFlex Target Benefit to this Annuity). Your guaranteed withdrawals will be available immediately, and you will not establish a Highest Birthday Value under this Contract. If you elected the Retirement Plan Spousal Benefit, then you will automatically have the Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, you may not add or remove the Spousal Benefit upon or after purchasing this Contract.

Brief Overview of IncomeFlex Target Benefit Under This Annuity

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. We call this annual withdrawal amount the Annual Guaranteed Withdrawal Amount. The Annual Guaranteed Withdrawal Amount, in turn, is equal to a percentage of a notional value called the “Income Base”.

This Annuity is a “rollover” product that allows you to transfer values that you have accumulated in the IncomeFlex Target Benefit held within your Retirement Plan to the IncomeFlex Target Benefit held by an IRA and/or Roth IRA investing in this Annuity.

The mechanism by which Retirement Plan Prudential IncomeFlex Target Benefit values transfer to this Annuity varies with respect to plans administered by AB or offered through PRSA V. Under those versions of IncomeFlex Target, we do not carry over the Guaranteed Withdrawal Percentages under your AB or PRSA V benefit when you convert to this Annuity. Instead, you become subject to the single set of Guaranteed Withdrawal Percentages applicable under this Annuity. However, to provide a comparable benefit level, we adjust the Income Base at the time of conversion, as described below. (See “Special Rules For Income Base And Annual Guaranteed Withdrawal Amount If Your Retirement Plan Guaranteed Lifetime Withdrawal Benefit Is Either Administered By AB Or Offered Through Prudential Retirement Income Security V).

HIGHEST BIRTHDAY VALUE

The initial Highest Birthday Value is determined by your Retirement Plan Highest Birthday Value. If this Contract is purchased with 100% of the assets from either Roth or Non-Roth Contributions (but not both) under the Retirement Plan, then the initial Highest Birthday Value equals the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets or the transfer includes both Non-Roth and Roth Contributions, then the initial Highest Birthday Value under your IRA and/or Roth IRA shall be divided and reduced proportionately as described in Examples 1 and 2 below. Your initial Highest Birthday Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Highest Birthday Value may be lower than your initial Contract Value. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.

Example 1 – Proportional Reduction of Highest Birthday Value Under this Annuity

Rolling Over Less Than 100% from One Source

■ Retirement Plan Highest Birthday Value:	$120,000
■ Retirement Plan Contract Value:	$100,000
■ Amount rolled over from Retirement Plan to this Annuity:	$50,000
■ Ratio of rollover to Retirement Plan Contract Value:	50%
■ Initial Highest Birthday Value under this Annuity:	$60,000	*
■ Highest Birthday Value remaining in the Retirement Plan:	$60,000

*	The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Highest Birthday Value to determine the initial Highest Birthday Value under this Annuity. The initial Highest Birthday Value reflects a 50% reduction of the Retirement Plan Highest Birthday Value due to the partial transfer of 50% of the Retirement Plan Contract Value.

Example 2 – Division and Proportional Reduction of Highest Birthday Value Under this Annuity

Rolling Over Roth and Non-Roth Contribution Sources

■ Retirement Plan Highest Birthday Value:	$120,000
■ Retirement Plan Contract Value:	$100,000
■ Amount funded with Roth Contributions:	$60,000
■ Amount funded with Non-Roth Contributions:	$40,000
■ Amount rolled over from Retirement Plan to this Annuity	$100,000
■ Ratio of Roth to Retirement Plan Contract Value:	60	%*
■ Initial Highest Birthday Value under the Roth IRA Annuity:	$72,000
■ Initial Highest Birthday Value under the Non-Roth IRA Annuity:	$48,000

*	The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Highest Birthday Value to determine the division and proportional reduction of the initial Highest Birthday Value under this Annuity for the Roth IRA and IRA. The initial Highest Birthday Values reflect a 60%/40% division of the Retirement Plan Highest Birthday Value between the Roth IRA and IRA, respectively.

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The Highest Birthday Value under this Contract will equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each of the Participant’s Birthdays, until the Lock-In Date. Any withdrawals prior to the Lock-In Date under this Annuity reduce your Highest Birthday Value proportionately as described in Example 3 below. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal) as described below.

Example 3 – Proportional Reduction of Highest Birthday Value Under this Annuity – Withdrawal

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
■ Highest Birthday Value:	$120,000
■ 10% Reduction of Highest Birthday Value:	$12,000
■ Adjusted Highest Birthday Value:	$108,000

INCOME BASE

If you purchase this Contract prior to your Retirement Plan Lock-In Date, then your Retirement Plan Highest Birthday Value will be used to determine your initial Highest Birthday Value and Income Base under this Annuity. Until the Lock-In Date, the Income Base will equal the greatest of: (a) that initial Highest Birthday Value, (b) the highest Contract Value attained on each of the Participant’s Birthdays, and (c) the Contract Value on the Business Day prior to the Lock-In Date. If you purchase this Contract on or after your Retirement Plan Lock-In Date, the initial Income Base under this Annuity is determined by your Retirement Plan Income Base. If this Contract is purchased with 100% of the assets from either Roth or Non-Roth Contributions (but not both) under the Retirement Plan, then the initial Income Base under this Annuity equals the Retirement Plan Income Base on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets or the transfer includes both Non-Roth and Roth Contributions, then the initial Income Base under your IRA and/or Roth IRA shall be divided and/or reduced proportionately between your IRA and/or Roth IRA as applicable. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.

Example 1 – Proportional Reduction of Income Base Under this Annuity

Rolling Over Less Than 100% from One Source

■ Retirement Plan Income Base:	$120,000
■ Retirement Plan Contract Value:	$100,000
■ Amount rolled over from Retirement Plan to this Annuity:	$50,000
■ Ratio of rollover to Retirement Plan Contract Value:	50%
■ Initial Income Base under this Annuity:	$60,000	*
■ Income Base remaining in the Retirement Plan:	$60,000

*	The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Income Base to determine the initial Income Base under this Annuity and reflects a 50% reduction of the Retirement Plan Income Base due to the partial transfer of 50% of the Retirement Plan Contract Value.

Example 2 – Division and Proportional Reduction of Income Base Under this Annuity

Rolling Over Both Roth and Non-Roth Contribution Source

■ Retirement Plan Income Base:	$120,000
■ Retirement Plan Contract Value:	$100,000
■ Amount funded with Roth Contributions:	$60,000
■ Amount funded with Non-Roth Contributions:	$40,000
■ Ratio of Roth to Retirement Plan Contract Value:	60	%*
■ Initial Income Base under the Roth IRA Annuity:	$72,000
■ Initial Income Base under the Non-Roth IRA Annuity:	$48,000

*	The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Income Base to determine division and proportional reduction of the initial Income Base under this Annuity for the Roth IRA and IRA. The initial Income Base for the Roth IRA and IRA reflect a 60%/40% division of the Retirement Plan Income Base between the Roth IRA and IRA, respectively.

Any withdrawals prior to the Lock-In Date under this Annuity reduce your Income Base proportionately as described in Example 3 below. Each withdrawal reduces the Income Base by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal) as described below.

Example 3 – Proportional Reduction of Income Base under this Annuity – Withdrawal

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
■ Income Base:	$120,000
■ 10% Reduction of Income Base:	$12,000
■ Adjusted Income Base:	$108,000

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ANNUAL GUARANTEED WITHDRAWAL AMOUNT

The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.

The Income Base is not a cash amount that you can withdraw from your Contract. Rather, on your Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage to the Income Base to determine your initial Annual Guaranteed Withdrawal Amount. The percentages that will be applied to the Income Base are set forth in the chart below. You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Thus, your Income Base, when multiplied by the Guaranteed Withdrawal Percentage applicable to you based on your age (or the age of the younger spouse for the Spousal Benefit) must produce an Annual Guaranteed Withdrawal Amount of at least $250 in order for you to have any available Annual Guaranteed Withdrawal Amount. If you cannot meet the $250 Annual Guaranteed Withdrawal Amount minimum, you will have paid fees for the IncomeFlex Target Benefit without being able to derive any withdrawal benefits. In the table below, under “Lock-In Date Not Elected In Retirement Plan,” we also depict the minimum Income Base needed for each age band in order for you to realize an Annual Guaranteed Withdrawal Amount.

LOCK-IN DATE ELECTED IN RETIREMENT PLAN

If your Retirement Plan Lock-In Date was elected before purchasing this Contract, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. If this Contract is purchased with 100% of the assets from either Non-Roth or Roth Contributions (but not both), then the initial Annual Guaranteed Withdrawal Amount under your IRA or Roth IRA equals the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the total assets from a single Contribution Source or the transfer includes both Non-Roth and Roth Contributions, then the initial Annual Guaranteed Withdrawal Amount under your IRA and/or Roth IRA will be divided and/or proportionally reduced as described in Examples 1 and 2 below.

Example 1

Proportional Reduction of Annual Guaranteed Withdrawal Amount – One Contribution Source

■ Retirement Plan Annual Guaranteed Withdrawal Amount:	$10,000
■ Retirement Plan Contract Value:	$100,000
■ Amount rolled over from Retirement Plan to this Annuity:	$50,000
■ Ratio of rollover to Retirement Plan Contract Value:	50%
■ Initial Annual Guaranteed Withdrawal Amount under this Annuity:	$5,000	*

*	The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Annual Guaranteed Withdrawal Amount to determine the initial Annual Guaranteed Withdrawal Amount under this Annuity. The initial Annual Guaranteed Withdrawal Amount under this Annuity reflects a 50% reduction of the Retirement Plan Annual Guaranteed Withdrawal Amount due to the partial transfer of 50% of the Retirement Plan Contract Value.

Example 2

Division and Proportional Reduction of Annual Guaranteed Withdrawal Amount – Roth and Non-Roth Contribution Sources

■ Retirement Plan Annual Guaranteed Withdrawal Amount:	$10,000
■ Retirement Plan Contract Value:	$100,000
■ Amount funded with Roth Contributions:	$60,000
■ Amount funded with Non-Roth Contributions:	$40,000
■ Amount rolled over from Retirement Plan to this Annuity:	$100,000
■ Ratio of Roth to Retirement Plan Contract Value:	60	%*
■ Initial Annual Guaranteed Withdrawal Amount under the Roth IRA:	$6,000
■ Initial Annual Guaranteed Withdrawal Amount under the IRA:	$4,000

*	The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Annual Guaranteed Withdrawal Amount to determine division and proportional reduction of the initial Annual Guaranteed Withdrawal Amount under this Annuity for the IRA and Roth IRA. The initial Annual Guaranteed Withdrawal Amount for the Roth IRA and IRA reflect a 60%/40% division of the Retirement Plan Highest Annual Guaranteed Withdrawal Amount between the Roth IRA and IRA, respectively.

The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Withdrawal Period will be reduced by guaranteed withdrawals made in the Retirement Plan during the same Withdrawal Period. In other words, guaranteed withdrawals made in the Retirement Plan during the Withdrawal Period you purchase the Contract will

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count toward your guaranteed withdrawals under the Contract (proportionally adjusted in the manner described above, if applicable). The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Withdrawal Period also will be prorated, by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during that Withdrawal Period will be reduced proportionally for the partial Withdrawal Period remaining after the Contract is purchased. This adjustment will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

Anyone who was a Contract Owner of this Annuity as of October 24, 2013 can increase their Annual Guaranteed Withdrawal Amount by making additional Purchase Payments (subsequent to the initial Purchase Payment). The amount of the increase is equal to the applicable Guaranteed Withdrawal Percentage applied to the amount of the additional Purchase Payment. If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments by someone who was a Contract Owner of this Annuity as of October 24, 2013. We will increase your Annual Guaranteed Withdrawal Amount on the day you make the Purchase Payment, subject to the following:

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During the initial Withdrawal Period when the Contract is issued, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the initial Withdrawal Period will be reduced proportionally for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

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If the Purchase Payment is made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount (an “Excess Withdrawal”), then the increase will not apply until the next Withdrawal Period.

LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN

If your Retirement Plan Lock-In Date was not elected before purchasing this Contract, then your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable Guaranteed Withdrawal Percentage (as set forth in the table immediately below) to the Income Base. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Single Life	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Spousal
55-64	4.25%	3.75%	$5,882.35	$6,666.67
65-69	5.00%	4.50%	$5,000.00	$5,555.56
70+	5.75%	5.25%	$4,347.83	$4,761.90

If your Lock-In Date is not on the Participant’s Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

Anyone who was a Contract Owner of this Annuity as of October 24, 2013 can increase their Annual Guaranteed Withdrawal Amount by making additional Purchase Payments after their Lock-In Date. Your Income Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (i.e., the subsequent Purchase Payment amount). We will add the increase to your Income Base, which will affect your Annual Guaranteed Withdrawal Amount on the day you make the Purchase Payment, subject to the following:

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During the Withdrawal Period you lock-in the Annual Guaranteed Withdrawal Amount, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you locked in guaranteed withdrawals will be reduced proportionally for the partial year remaining after the Purchase Payment is made. This adjustment will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

■	If the Purchase Payment is made after an Excess Withdrawal has occurred in a Withdrawal Period, then the increase will not apply until the next Withdrawal Period.

If you did not lock-in the Annual Guaranteed Withdrawal Amount under your Retirement Plan, but you do lock-in under this Contract, your Income Base and resultant Annual Guaranteed Withdrawal Amount thereafter may increase for Step-Ups (described

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below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up”). If you elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), and initial amount, will all be based on the age of the younger of you and your spouse.

SPOUSAL BENEFIT

The Spousal Benefit is an optional benefit you may elect under this Annuity. With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. If you are the Participant, you make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?” Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.

While there is no additional daily charge for this benefit, if you are the Participant and elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it. The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the IRA and/or Roth IRA it funds when you elect the benefit and when you die. Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.

If you elected the Retirement Plan Spousal Benefit, then you will automatically have the Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, then you may not add or remove the Spousal Benefit upon or after purchasing this Contract.

After your death, the Spousal Benefit will continue to be paid until the death of your surviving spouse.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 56

Participant age:	58
Spouse age:	56
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$3,750	(3.75% of Income Base)

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Participant age:	66
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Participant age:	71
Spouse age:	65
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)

MULTIPLE RETIREMENT PLANS – TRANSFER OF GUARANTEED VALUES

If you participate in more than one Retirement Plan and have more than one Retirement Plan IncomeFlex Target Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single Prudential IncomeFlex

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Target Benefit under this Annuity, as described below. If the Prudential IncomeFlex Target Benefits under your Retirement Plans are funded by the same Contribution Source and have the same Statuses and elections, the guaranteed values under your Retirement Plans will be transferred and combined into a single contract under an IRA or Roth IRA, as applicable, as described in Example 1 below. For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to the Annuity or between the IRA and Roth IRA, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan and elected the Retirement Plan Spousal Benefit, the spousal benefit under each Retirement Plan Spousal Benefit must cover the same spouse in order for the guaranteed values to transfer and combine under this Annuity.

If the Statuses and elections are not the same between two or more Retirement Plans but are funded by the same Contribution Source, you may roll over the guaranteed values associated with one Retirement Plan Prudential IncomeFlex Target Benefit. The Contract Value of the assets remaining in the other Retirement Plan(s) may remain in the Retirement Plan with the associated guaranteed values applicable to that plan.

You may roll over funds and establish only one IRA and one Roth IRA funded by this Annuity. If you have more than two Retirement Plan Prudential IncomeFlex Target Benefits consisting of assets from different Contribution Sources (Non-Roth and Roth Contributions), you will establish both an IRA and Roth IRA funded by this Annuity and may combine under the IRA and Roth IRA the guaranteed values associated with similar Contribution Sources if Retirement Plan Prudential IncomeFlex Target Benefits have the same Statuses and elections, as described in Example 1 below.

The examples below describe how guaranteed values associated with multiple Retirement Plan IncomeFlex Target Benefits may be transferred to this Annuity.

The Guaranteed Withdrawal Percentages used in the examples below are based upon your age or the age of the younger of you and your spouse, if you elect the Spousal Benefit as described in the chart below. Multiple benefits may be combined and transferred to this Annuity but may only be used to establish one IRA and one Roth IRA funded by this Annuity. For the guaranteed lifetime withdrawal benefit administered by AB and the PRSA V version of IncomeFlex, see the discussion below concerning those Retirement Plan versions of IncomeFlex Target, and in particular the discussion of the application of the Conversion Ratio.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.25%	3.75%
65-69	5.00%	4.50%
70+	5.75%	5.25%

Example 1 – Transferring Multiple Retirement Plan Benefits

Rolling Over and Combining Retirement Plan IncomeFlex Target Benefits into one Contract

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Values Under this Annuity
Lock-In Date Elected	Yes (age 65)	Yes (age 69)	Yes
Spousal Benefit Elected	Yes	Yes	Yes
Guaranteed Withdrawal %	4.50%	4.50%	4.50%
Contribution Source	Roth	Roth	Roth IRA
Contract Value	$25,000	$75,000	$100,000
Income Base	$30,000	$100,000	$130,000
Annual Guaranteed Withdrawal Amount	$1,350	$4,500	$5,850

This example presumes that the Participant locked-in with the Spousal Benefit in both Retirement Plans and elected the same person as the spousal Beneficiary. In such instance you could elect to roll over your Retirement Plan Benefit or leave the assets and the associated guaranteed values in your Retirement Plan.

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Example 2 – Transferring Multiple Retirement Plan Benefits

Rolling Over and Combining Separate Retirement Plan IncomeFlex Target Benefits under Separate Contracts

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Retirement Plan III	Values Under this Annuity (from Ret. Plan I)	Values Under this Annuity (from Retirement Plan II & III)
Lock-In Date Elected	No	Yes (age 65)	Yes (age 69)	No	Yes
Spousal Benefit Elected		Yes	Yes		Yes
Guaranteed Withdrawal %		4.50%	4.50%		4.50%
Contribution Source	Non-Roth	Roth	Roth	IRA	Roth IRA
Contract Value	$25,000	$75,000	$30,000	$25,000	$105,000
Highest Birthday Value	$30,000			$30,000
Income Base	$30,000	$50,000	$50,000	$30,000	$100,000
Annual Guaranteed Withdrawal Amount		$2,250	$2,250		$4,500

You may only establish one IRA and one Roth IRA funded by this Annuity. Because the multiple benefits have different Statuses, elections and Contribution Sources, the associated guaranteed values will be rolled over separately under an IRA and Roth IRA, respectively. (Multiple benefits could be combined under each Contract if the Statuses and elections within that Contribution Source were the same.) This example presumes that the Participant 1) locked-in with the Spousal Benefit in both Retirement Plan II and III and identified the same person as the spousal Beneficiary under both; 2) elected to roll over and combine Retirement Plan Prudential IncomeFlex Target Benefits II and III; and 3) elected to roll over Prudential IncomeFlex Target Benefit I into an IRA. In such instance you could elect to roll over Plan I to a traditional IRA and Plan II and Plan III would be combined into a Roth IRA, or you can leave the assets and the associated guaranteed values in your Retirement Plans I, II and III.

ESTABLISHING A ROTH IRA; CONVERSIONS AND RECHARACTERIZATIONS

This Contract is designed to accept transfer of Retirement Plan Prudential IncomeFlex Target Benefit guaranteed values in connection with a direct rollover of assets invested in the Retirement Plan Active Eligible Investments to an IRA and/or Roth IRA. You may only roll over assets invested in the Retirement Plan Active Eligible Investments funded by Non-Roth Contributions and establish an IRA under this Annuity. You may only roll over assets funded with Roth Contributions under your Retirement Plan into a Roth IRA under this Annuity. If you transfer assets from your Retirement Plan to both an IRA and Roth IRA, the Retirement Plan guaranteed values will be divided and proportionally reduced between the IRA and Roth IRA under this Annuity.

You may transfer funds from an IRA to a Roth IRA under this Annuity via a Conversion. You may also transfer funds back to an IRA or Roth IRA via Recharacterization. Conversions and Recharacterizations are defined by and permitted under the Code. The transfer of guaranteed values under this Annuity due to Conversions and Recharacterizations is subject to restrictions. If you transfer 100% of the Contract Value under your IRA or Roth IRA via a Conversion or Recharacterization and the Statuses and elections of the receiving IRA are the same, 100% of the guaranteed values would transfer to the receiving IRA or Roth IRA, as applicable. The Contract Value under the transferring contract is reduced to zero and all guarantees are cancelled. If you elected the Spousal Benefit, both the transferring and receiving IRAs must cover the same spouse in order for the guaranteed values to transfer.

If you elect to transfer less than 100% of the Contract Value under your IRA or Roth IRA via a Conversion or Recharacterization, or the Status and elections of the receiving IRA are not the same, the transferring amount, including all applicable taxes, will be treated as a withdrawal and will reduce your Contract Value by the transferring amount. The guaranteed values associated with the amount of Contract Value transferred will be cancelled under the transferring contract and your guarantees in that contract will be reduced proportionally; no guarantees will be transferred to the receiving contract.

For the guaranteed lifetime withdrawal benefit administered by AB and the PRSA V version of IncomeFlex, see the discussion below concerning those Retirement Plan versions of IncomeFlex Target, and in particular the discussion of the application of the Conversion Ratio.

Example 1 – Transferring 100% – Same Statuses and Elections

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	N/A	Yes
Spousal Benefit Elected	No	No	N/A	No
Guaranteed Withdrawal %	5%	5%	N/A	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$100,000	$25,000	$0	$125,000
Annual Guaranteed Withdrawal Amount	$6,250	$3,000	$0	$9,250
Income Base	$125,000	$60,000	N/A	$185,000

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This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 100% of the IRA ($100,000) to the existing Roth IRA. The guaranteed values were combined because the transfer amount was 100% of the IRA and the Statuses and elections of both contracts are the same.

Example 2 – Transferring Less than 100% – Same Status and Elections

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	Yes	Yes
Spousal Benefit Elected	No	No	No	No
Guaranteed Withdrawal %	5%	5%	5%	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$100,000	$25,000	$50,000	$75,000
Annual Guaranteed Withdrawal Amount	$6,250	$3,000	$3,125	$5,500
Income Base	$125,000	$60,000	$62,500	$110,000

This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 50% of the IRA ($50,000) to the existing Roth IRA. Although the Statuses and elections of both contracts are the same, the guaranteed values cannot be combined because the transfer amount was less than 100% of the IRA.

WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.

The Prudential IncomeFlex Target Benefit does not affect your ability to make withdrawals under your Contract or limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Guaranteed Withdrawal Amount in any Withdrawal Period.

If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.

Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal. Excess Withdrawals may adversely impact the benefits provided under this Contract and may result in a termination of benefits.

Examples – Impact of Withdrawals on Annual Guaranteed Withdrawal Amount

The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Income Base:	$200,000
Guaranteed Withdrawal Percentage:	5.00%
Annual Guaranteed Withdrawal Amount:	$ 10,000
Withdrawal Period:	May 15, 2014 through May 14, 2015
Contract Value prior to withdrawal on June 18, 2014 (date of first withdrawal)	$160,000
Contract Value prior to withdrawal on July 18, 2014 (date of second withdrawal)	$150,000

Example 1. Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 18, 2014, then the following values would result:

■	Contract Value immediately prior to withdrawal = $160,000
■	Contract Value after withdrawal = $160,000 – $9,000 = $151,000

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■	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
■	Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
■	Income Base remains $200,000

If an additional $1,000 is withdrawn on July 18, 2014, then the following values would result:

■	Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 18, 2014) = $150,000
■	Contract Value after withdrawal = $150,000 – $1,000 = $149,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
■	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
■	Income Base remains $200,000

Example 2. An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 18, 2014, then the following values would result:

■	Contract Value = $160,000 – $9,000 = $151,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
■	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
■	Income Base remains $200,000

If an additional $11,000 is withdrawn on July 18, 2014, then the following values would result:

■	Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 18, 2014) = $150,000
■	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
■	Contract Value after guaranteed portion of withdrawal = $150,000 – $1,000 = $149,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
■	Amount of reduction to Income Base = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Income Base = ($10,000 ÷ $149,000) × $200,000 = $13,422.82
■	Income Base = $200,000 – $13,422.82 = $186,577.18
■	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = 5% × new Income Base = 5% × $186,577.18 = $9,328.86
■	Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000

EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS

You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the Prudential IncomeFlex Target Benefit on the RMD Calculation Date. Roth IRA Contract Owners are not subject to the required minimum distributions of the Code.

If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

If the required minimum distribution (“RMD”) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.

Example – Treatment of Withdrawals Related to Required Minimum Distributions

Income Base	$200,000
Guaranteed Withdrawal Percentage	5.00%
Withdrawal Period	May 15, 2014 through May 14, 2015
Contract Value on April 16, 2014	$160,000
Contract Value on May 16, 2014	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000	(for calendar year 2014)
RMD Value	$4,000	(for calendar year 2014)

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Example 1. Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $14,000 is withdrawn on April 16, 2014, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount (assumes that no Guaranteed Withdrawals have been yet taken for the current Withdrawal Period)
■	$4,000 applied against the RMD Value
■	Contract Value = $160,000 – $14,000 = $146,000
■	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000

If an additional $10,000 is withdrawn on May 16, 2014, then the following values would result:

■	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
■	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
■	Contract Value = $146,000 – $10,000 = $136,000

Example 2. An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $20,000 is withdrawn on April 16, 2014, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount (assumes that no Guaranteed Withdrawals have been yet taken for the current Withdrawal Period)
■	$4,000 applied against the RMD Value
■	$6,000 counts as an Excess Withdrawal
■	Reduction to Income Base = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Income Base = ($6,000 ÷ $146,000) × $200,000 = $8,219.18
■	Income Base = $200,000 – $8,219.18 = $191,780.82
■	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = 5% × new Income Base = 5% × $191,780.82 = $9,589.04
■	Contract Value = $160,000 – $20,000 = $140,000

INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP

Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after Lock-In under this Annuity or following purchase of this Contract if you purchased this Contract after your Retirement Plan Lock-In Date, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional amount in the Withdrawal Period during which the increase occurs, but you are not required to do so. The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the Prudential IncomeFlex Target Benefit.

If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.

We will provide you with 90 days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased Prudential IncomeFlex Target Benefit charge on the entire Contract Value. Unless you notify us in writing by the end of the 90 day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the Prudential IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Summary of Contract Expenses.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.

Example – Step Up Calculation

Birthday	May 15
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 14, 2014	$100,000
Guaranteed Withdrawal Percentage	5%
■	Step-Up Value = $100,000 × 5% = $5,000
■	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
■	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000

OTHER IMPORTANT CONSIDERATIONS

■

If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.

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Withdrawals made while the Prudential IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under a retirement account. The Prudential IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Income Base or Annual Guaranteed Withdrawal Amount.

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The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional Income Base. The IncomeFlex Target Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

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We impose a charge for the IncomeFlex Target Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

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You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Target Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

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Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF THE INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD

If you terminate the Prudential IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.

The Prudential IncomeFlex Target Benefit terminates:

■	upon an Excess Withdrawal that causes the Contract Value to be zero;
■	upon the transfer of 100% of the Contract Value from an IRA and/or Roth IRA (the guarantees will be transferred to the receiving Contract);
■	upon your surrender of the Contract;
■	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
■	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Spousal Benefit; or
■	upon your election to begin receiving Annuity Payments.

We cease imposing the charge for the Prudential IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.

While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may increase related charges for Step-Up transactions at any time in the future.

Currently, if you terminate the Prudential IncomeFlex Target Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

SPECIAL RULES FOR INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT IF YOUR RETIREMENT PLAN GUARANTEED LIFETIME WITHDRAWAL BENEFIT IS EITHER ADMINISTERED BY AB OR OFFERED THROUGH PRUDENTIAL RETIREMENT SECURITY ANNUITY V

If your Retirement Plan Prudential IncomeFlex Target Benefit is either administered by AB or offered through PRSA V, then the features of the IncomeFlex Target Benefit you will receive under this Annuity are generally the same as those applicable to other Retirement Plans, with certain exceptions. The IncomeFlex Target Benefit under AB-administered Retirement Plans and PRSA V employ the “Income Base” described in this section upon rolling over to this Annuity as the starting point for determining the Annual Guaranteed Withdrawal Amount. As is the case generally, after you (or both you and your spouse, for the Spousal Benefit) turn age 55, you can elect to “lock-in” your Annual Guaranteed Withdrawal Amount. On that Lock-In Date, we multiply your Income Base by a Guaranteed Withdrawal Percentage (which varies, based on age on the Lock-In Date). The result is your Annual Guaranteed Withdrawal Amount.

The Guaranteed Withdrawal Percentages under this Annuity are as follows:

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.25%	3.75%
65-69	5.00%	4.50%
70+	5.75%	5.25%

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The Guaranteed Withdrawal Percentages differ from those under the AB and PRSA V versions of IncomeFlex Target. When you roll over your IncomeFlex Target Benefit from either AB or PRSA V, we do not transfer the Guaranteed Withdrawal Percentages that had applied under AB or PRSA V to this Annuity. Instead, upon rolling over to this Annuity, you become subject to the Guaranteed Withdrawal Percentages under this Annuity. To maintain parity of benefit amount before and after the rollover, however, we may, at the time of the rollover, adjust the Income Base that you had attained under the AB or PRSA V version of IncomeFlex Target. We discuss below how we make that “conversion”.

AB Benefit: Conversion Ratio

If conversion from the AB version of the benefit occurs AFTER you have Locked-In your Annual Guaranteed Withdrawal Amount:

The IncomeFlex Target Benefit that is administered by AB has several Guaranteed Withdrawal Percentages. Although those percentages do not carry over when you convert to IncomeFlex under this Annuity, we do transfer your Annual Guaranteed Withdrawal Amount extant at the time of conversion, as detailed here. On the Lock-In Date under the AB version, we multiply the Guaranteed Withdrawal Percentage linked to your age (or the ages of you and your spouse for the Spousal Benefit) by the Income Base to determine your Retirement Plan Annual Guaranteed Withdrawal Amount. On the Business Day that you convert your AB benefit to IncomeFlex Target under this Annuity, we do the following, so that the Retirement Plan Annual Guaranteed Withdrawal Amount that you had attained under the AB version of the benefit remains the same under this Annuity at the time of conversion:

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First, we calculate a “Conversion Ratio,” by dividing the Guaranteed Withdrawal Percentage used to determine your Annual Guaranteed Withdrawal Amount for AB by the Guaranteed Withdrawal Percentage that would have been used under this Annuity, had you locked in under this Annuity on the same Lock-In Date on which you locked in under the Retirement Plan.

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Second, we determine the initial Income Base under this Annuity by multiplying the Income Base under the AB benefit as of the Business Day of the conversion by Conversion Ratio. For example, assume that an AB participant aged 65 had locked in with a $100,000 Income Base and 3.35% Guaranteed Withdrawal Percentage. The participant therefore had a Retirement Plan Annual Guaranteed Withdrawal Amount of $3,350 (i.e., $100,000 × 3.35%). The comparable Guaranteed Withdrawal Percentage for a participant who locks in at age 65 under this Annuity is 5.00%. The Conversion Ratio is 67% (i.e., 3.35% ÷ 5.00%). The Income Base is then reduced by $33,000 to $67,000 (i.e., $100,000 × 67% = $67,000).

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Third, we multiply the Income Base by the Guaranteed Withdrawal Percentage under this Annuity to determine the Annual Guaranteed Withdrawal Amount. Continuing our example, this results in the same Annual Guaranteed Withdrawal Amount of $3,350 (i.e., $67,000 × 5.00%).

After conversion, the Annual Guaranteed Withdrawal Amount is affected by the same events discussed in this section of the prospectus. Specifically:

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Step-Ups. Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after conversion of your AB benefit to this Annuity, we will determine whether you are eligible for a Step-Up of the Income Base. We do this by first multiplying the Contract Value by the Conversion Ratio. We then compare that product to the current Income Base. If the product is larger, it becomes the new Income Base, and if it is smaller, the Income Base does not change. We revise the Annual Guaranteed Withdrawal Amount to reflect a higher Income Base by multiplying that Income Base by the Guaranteed Withdrawal Percentage under this Annuity on your Birthday. All future Step-Up calculations will be done in the same manner. For example, assume that the same participant described in the preceding paragraph (with a current Income Base of $67,000) has a Contract Value on his or her next Birthday of $107,000. That Contract Value is adjusted by the Conversion Ratio to yield an “adjusted Contract Value” of $71,690 (i.e., $107,000 × 67%). The “adjusted Contract Value” of $71,690 is greater than the Income Base of $67,000, meaning that $71,690 becomes the new Income Base and the Participant is eligible for a Step-Up. The new Annual Guaranteed Withdrawal Amount will be $3,584.50 (i.e., $71,690 × 5.00%). Otherwise, we implement Step-Ups according to the same rules as for other retirement plan conversions (e.g., the Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the Prudential IncomeFlex Target Benefit).

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Excess Withdrawals. Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described under “Excess Withdrawals – Required Minimum Distributions”).

If conversion from the AB version of the benefit occurs BEFORE you have Locked-In your Annual Guaranteed Withdrawal Amount:

In this scenario, we do not carry over the Guaranteed Withdrawal Percentages from the AB version of the benefit. Instead, upon conversion, we determine a Conversion Ratio by dividing (a) the Guaranteed Withdrawal Percentage applicable to age 65 under the AB benefit by (b) the Guaranteed Withdrawal Percentage under the Annuity equal to 5% (which is the percentage applicable to a single purchaser, aged 65). We then multiply that Conversion Ratio by the Income Base as of the Business Day of the conversion to produce the initial Income Base under the Annuity. Thereafter, that Income Base increases or decreases, based on the events described in this section of the prospectus (e.g., step-ups). On the Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage under this Annuity to the current Income Base to determine the Annual Guaranteed Withdrawal Amount.

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For example, based on the respective AB and Annuity Guaranteed Withdrawal Percentages, the Conversion Ratio would be 67% (i.e., 3.35% ÷ 5.00%). If the Income Base under the AB version of the benefit were $100,000, then the initial Income Base under the Annuity would be $67,000 (i.e., $100,000 × 67%).

For conversions from the guaranteed lifetime withdrawal benefit administered by AB, if you lock in your Annual Guaranteed Withdrawal Amount other than at age 65 under this Annuity, and/or you elect the Spousal Benefit under this Annuity, your Annual Guaranteed Withdrawal Amount under this Annuity will be smaller or larger than it would have been if you had made the same choices while you were invested in the AB version of the benefit. Under both this Annuity and the guaranteed lifetime withdrawal benefit administered by AB, we determine the Guaranteed Withdrawal Percentages with reference to a hypothetical lock-in at age 65 by a single person (age 65-69 for this Annuity). Specifically, there is generally a downward adjustment to the Guaranteed Withdrawal Percentages for lock-ins prior to age 65, and an upward adjustment for lock-ins after age 65. Similarly, Guaranteed Withdrawal Percentages are less for the spousal version of the benefit than for the single version. However, the amount of these downward and upward adjustments differs between the AB version and this Annuity. As such, your Annual Guaranteed Withdrawal Amount under this Annuity may be smaller or larger than it would have been if you had made the same choices while you were invested in the AB version of the benefit (and could be up to 10% different). Upon request, we can supply you with a personalized illustration of these different age-related adjustments.

PRSA V Version Of The Benefit: Conversion Ratio

If conversion from the PRSA V version of the benefit occurs AFTER you have Locked-In your Annual Guaranteed Withdrawal Amount:

The PRSA V version of IncomeFlex has several Guaranteed Withdrawal Percentages. Although those percentages do not carry over when you convert to IncomeFlex under this Annuity, we do transfer your initial Annual Guaranteed Withdrawal Amount extant at the time of conversion, as detailed here. On the Lock-In Date under PRSA V, we multiply the Guaranteed Withdrawal Percentage linked to your age (or the ages of you and your spouse for the Spousal Benefit) by the Income Base to determine your Annual Guaranteed Withdrawal Amount. On the Business Day that you convert your PRSA V IncomeFlex Target Benefit to the IncomeFlex Target Benefit under this Annuity, we do the following, so that the Annual Guaranteed Withdrawal Amount that you had attained under the PRSA V version of the benefit remains the same under this Annuity at the time of conversion:

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First, we calculate a “Conversion Ratio,” by dividing the Retirement Plan Guaranteed Withdrawal Percentage used to determine your Annual Guaranteed Withdrawal Amount for the PRSA V benefit by the Guaranteed Withdrawal Percentage that would have been used under this Annuity, had you locked in under this Annuity on the same Lock-In Date on which you locked in under the PRSA V benefit.

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Second, we determine the initial Income Base under this Annuity by multiplying the Income Base under the PRSA V benefit as of the Business Day of the conversion by Conversion Ratio. For example, assume that a PRSA V participant aged 65 had locked in with a $100,000 Income Base and 5.50% Guaranteed Withdrawal Percentage. The participant therefore had a Retirement Plan Annual Guaranteed Withdrawal Amount of $5,500 (i.e., $100,000 × 5.50%). The comparable Guaranteed Withdrawal Percentage for a participant who locks in at age 65 under this Annuity is 5.00%. The Conversion Ratio is 110% (i.e., 5.50% ÷ 5.00%). The Income Base is then increased by $10,000 to $110,000 (i.e., $100,000 × 110% = $110,000).

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Third, we multiply the Income Base by the Guaranteed Withdrawal Percentage under this Annuity to determine the Annual Guaranteed Withdrawal Amount. Continuing our example, this results in the same Annual Guaranteed Withdrawal Amount of $5,500 (i.e., $110,000 × 5%).

After conversion, the Annual Guaranteed Withdrawal Amount is affected by the same events discussed elsewhere in this section of the prospectus. Specifically:

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Step-Ups. Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after conversion of your PRSA V benefit to this Annuity, we will determine whether you are eligible for a Step-Up of the Income Base. We do this by first multiplying the Contract Value by the Conversion Ratio. We then compare that product to the current Income Base. If the product is larger, it becomes the new Income Base, and if it is smaller, the Income Base does not change. We revise the Annual Guaranteed Withdrawal Amount to reflect a higher Income Base by multiplying that Income Base by the Guaranteed Withdrawal Percentage under this Annuity on your Birthday. All future Step-Up calculations will be done in the same manner. For example, assume that the same participant described in the preceding paragraph (with a current Income Base of $110,000) has a Contract Value on his or her next Birthday of $107,000. That Contract Value is adjusted by the Conversion Ratio to yield an “adjusted Contract Value” of $117,700 (i.e., $107,000 × 110%). The “adjusted Contract Value” of $117,700 is greater than the Income Base of $110,000, meaning that $117,700 becomes the new Income Base and the participant is eligible for a Step-Up. The new Annual Guaranteed Withdrawal Amount will be $5,885 (i.e., $117,700 × 5.00%). Otherwise, we implement Step-Ups according to the same rules that apply to benefits other than PRSA V (e.g., the Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the Prudential IncomeFlex Target Benefit).

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Excess Withdrawals. Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described under “Excess Withdrawals – Required Minimum Distributions”).

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If conversion from the PRSA V version of the benefit occurs BEFORE you have Locked-In your Annual Guaranteed Withdrawal Amount:

In this scenario, we do not carry over the Guaranteed Withdrawal Percentages from the PRSA V version of the benefit. Instead, upon conversion, we determine a Conversion Ratio by dividing (a) the Retirement Plan Guaranteed Withdrawal Percentage applicable to age 65 under the PRSA V version by (b) the Guaranteed Withdrawal Percentage under the Annuity of 5% (which is the percentage applicable to a single purchaser, aged 65). We then multiply that Conversion Ratio by the Income Base as of the Business Day of the conversion to produce the initial Income Base under the Annuity. Thereafter, that Income Base increases or decreases, based on the events described in this section of the prospectus (e.g., step-ups). On the Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage under the Annuity to the current Income Base to determine the Annual Guaranteed Withdrawal Amount.

For example, based on the PRSA V percentages and the Guaranteed Withdrawal Percentages under this Annuity, the Conversion Ratio would be 110% (i.e., 5.50% ÷ 5.00%). If the Income Base under the PRSA V version of the benefit were $100,000, then the initial Income Base under the Annuity would be $110,000 (i.e., $100,000 × 110%).

For conversions from the PRSA V version of IncomeFlex Target, if you lock in your Annual Guaranteed Withdrawal Amount before age 65 or after age 69 under this Annuity, and/or you elect the Spousal Benefit under this Annuity, your Annual Guaranteed Withdrawal Amount under this Annuity will be smaller or larger than it would have been if you had made the same choices while you were invested in the PRSA V version of the benefit. Under both this Annuity and the PRSA V version of IncomeFlex Target, we determine the Guaranteed Withdrawal Percentages with reference to a hypothetical lock-in by a single person aged between 65-69. Specifically, there is a downward adjustment to the Guaranteed Withdrawal Percentages for lock-ins prior to age 65, and an upward adjustment for lock-ins after age 69. Similarly, Guaranteed Withdrawal Percentages are less for the spousal version of the benefit than for the single version. However, the amount of these downward and upward adjustments differs between the PRSA V version and this Annuity. As such, your Annual Guaranteed Withdrawal Amount under this Annuity may be smaller or larger than it would have been if you had made the same choices while you were invested in the PRSA V version of the benefit (and could be up to about 1% different). Upon request, we can supply you with a personalized illustration of these different age-related adjustments.

If, in addition to participating in IncomeFlex Target through an AB-administered Retirement Plan or through PRSA V, you have another Retirement Plan IncomeFlex Target Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single Prudential IncomeFlex Target Benefit under this Annuity. Please see the section above entitled “Multiple Retirement Plans – Transfer of Guaranteed Values” in that regard.

For the Prudential IncomeFlex Target Benefit administered by AB and the PRSA V version of IncomeFlex, your Income Base and Annual Guaranteed Withdrawal Amount under this Annuity may be stepped up, in the manner described in the section above entitled “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up.” We follow the procedures detailed in that section, but for rollovers from AB or PRSA V we adjust the Contract Value for purposes of the Step-Up calculation. Specifically, we first multiply the Contract Value by the Conversion Ratio. We then compare that product to the current Income Base. If the product is larger, it becomes the new Income Base, and if it is smaller, the Income Base does not change. We revise the Annual Guaranteed Withdrawal Amount to reflect a higher Income Base by multiplying that Income Base by the Guaranteed Withdrawal Percentage under this Annuity on your Birthday. All future Step-Up calculations will be done in the same manner.

Example – Step Up Calculation Involving Conversion Ratio

For owners of this Annuity who converted from the PRSA V version of IncomeFlex Target, for example, the current Contract Value would first be multiplied by the Conversion Ratio. Thus, if a participant had a current Annual Guaranteed Withdrawal Amount of $4,000, a Contract Value on the participant’s Birthday of $100,000, and a Conversion Ratio of 110%, then the adjusted Contract Value would be $110,000 (i.e., $100,000 × 110%). Multiplying that adjusted Contract Value by a 5.00% Guaranteed Withdrawal Percentage under this Annuity results in an Annual Guaranteed Withdrawal Amount of $5,500, which is greater than $4,000 and therefore becomes the new Annual Guaranteed Withdrawal Amount.

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6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY III?

PURCHASE PAYMENTS

The initial Purchase Payment is the amount of money you give us to purchase the Contract. Unless we agree otherwise and subject to our rules, the minimum initial Purchase Payment is $20,000. If you elect a direct rollover of your Retirement Plan Prudential IncomeFlex Target Benefit into both an IRA and a Roth IRA, the minimum Purchase Payment of $20,000 must be met for each. You must get our prior approval for any initial Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. Only someone who was a Contract Owner of this Annuity as of October 24, 2013 may make additional Purchase Payments.

Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA.

Absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed 90 days. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.

DISCONTINUANCE OF CONTRIBUTIONS

If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments. We have exercised this right by limiting our acceptance of additional Purchase Payments to those Contract Owners who purchased this Annuity on or prior to October 24, 2013. However, we may now or at any time in the future choose to cease accepting additional Purchase Payments from such Contract Owners. We will exercise the reservation of such right for all annuity purchasers in the same class in a non-discriminatory manner.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a Contract, we will allocate your Purchase Payment to the Variable Investment Option.

We will allocate your initial Purchase Payment to the Separate Account within two (2) Business Days after we receive the Purchase Payment in Good Order at the Prudential Retirement Service Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two (2) Business Days, but not to exceed five (5) Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within five (5) Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two (2) Business Days. With respect to your initial Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.

An additional Purchase Payment will be priced as of the Business Day we receive the Purchase Payment in Good Order at the Prudential Retirement Service Center.

At our discretion, we may give initial Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer.

CALCULATING CONTRACT VALUE

The value of your Contract will go up or down depending on the investment performance of the Variable Investment Option. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.

Every day we determine the value of an Accumulation Unit for the Variable Investment Option. We do this by:

1)	Adding up the total amount of money allocated to a specific investment option;
2)	Subtracting from that amount, insurance charges and any other applicable charges such as for taxes; and
3)	Dividing this amount by the number of outstanding Accumulation Units.

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When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then credit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.

We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

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7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY III?

There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.

The insurance and administrative charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Current	Maximum
Insurance and Administrative Charge	0.65%	1.75%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so. We will give you written notice before increasing this charge.

PRUDENTIAL INCOMEFLEX TARGET BENEFIT CHARGES

In addition to the current insurance and administrative charge, each day we make a deduction for the charges associated with the Prudential IncomeFlex Target Benefit.

The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Current	Maximum
IncomeFlex Target Benefit	1.00%	1.50%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so. We will give you written notice before increasing this charge.

Any increase in these IncomeFlex Target Benefit charges would apply only to Step-Up transactions after the effective date of the increase. Please see “Increase Of Income Base and Annual Guaranteed Withdrawal Amount – Step-Up” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.

ANNUAL CONTRACT FEE

We may impose a fee of up to $150 per year for administrative expenses. We currently waive this fee. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally

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be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted from the Contract’s Variable Investment Option, and if the Contract offers more than one option, then proportionately from each option.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the annual contract maintenance fee or reduce the insurance and administrative charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

COMPANY TAXES

We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

UNDERLYING MUTUAL FUND FEES

When you allocate a Purchase Payment or a transfer to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. The fund charges fees and incurs operating expenses that are in addition to the Contract-related fees described in this section. For the fiscal year ended September 30, 2015, without regard to expense caps, the total fees and operating expenses of the Prudential Balanced Fund was 0.95% annually. For additional information about fund fees, please consult the fund prospectus.

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8: HOW CAN I ACCESS MY MONEY?

You can access your money by:

■	Making a withdrawal (either partial or complete); or
■	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Prudential Retirement Service Center.

The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.

Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?”

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.

Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity III?”

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

■	The New York Stock Exchange is closed (other than customary weekend and holiday closings);
■	Trading on the New York Stock Exchange is restricted;
■	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or
■	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

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9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY III?

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax advisor for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax qualified plans.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same sex couples have a constitutional right to marry, thus requiring all states to allow same sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

This Contract may be purchased by custodial IRAs and Roth IRAs, which can hold other permissible assets other than the Annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.

The tax advantages available with this Contract may exist solely from its purchase through retirement accounts or accounts qualifying for federal tax benefits under section 408(a) and 408A of the Code. In contrast to many variable annuities, because this Contract can invest in funds available to the general public, if the Contracts are not issued or purchased through one of these types of retirement accounts, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified account.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax favored Retirement Plans.

Currently, the Contract may be purchased for use in connection with IRAs, which are subject to Section 408(a) and 408A of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.

IRAs. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven (7) days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Prudential Retirement Security Annuity III?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.

Roth IRAs. When you purchase this Contract for use with a Roth IRA, we will provide you with a copy of the prospectus and Contract. If the Roth IRA is being established at the same time you purchase this Contract, a “Roth IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other Roth IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven (7) days following receipt of the Roth IRA Disclosure Statement to cancel the Roth IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or “Free Look” in Section 1, “What Is The Prudential Retirement Security Annuity III?” Please note this does not apply if you are not establishing a Roth IRA at the same time you purchase the Contract.

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Contribution Limits/Rollovers. Because of the way the Contract is designed, you may only purchase a Contract for an IRA and/or Roth IRA in connection with a “rollover” of amounts from a qualified Retirement Plan (see cover page of prospectus). You must make a minimum initial payment of $20,000 to purchase a Contract in connection with an IRA or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA or Roth IRA. For 2016 the limit for an IRA is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. Contribution limits for a Roth IRA are established as the same annual contribution limits reduced by any amounts you have contributed to an IRA for the contribution year. While contributions to an IRA may be deductible, subject to income limits, contributions to a Roth IRA cannot be deducted from your gross income.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored Retirement Plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the Contract, you can make regular IRA contributions (or Roth IRA contributions for a custodial Roth IRA) under the Contract (to the extent permitted by law and the Contract). Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a), 403(b) or 457 (governmental) of the Code can directly roll over contributions to a Roth IRA. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA. Beginning in 2007, non-spouse beneficiaries can also roll over distributions from a tax favored Retirement Plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs or Roth IRAs. Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse beneficiaries cannot “roll over” benefits from a traditional IRA to a Roth IRA. Beginning January 1, 2015, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. For rollovers prior to 2015, an individual was able to make an IRA to IRA rollover in a 12 month period for each IRA owned by the individual. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.

Distributions. Usually, the full amount of any distribution from an IRA (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

■	A 10% “early distribution penalty”;
■	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
■	Failure to take a minimum distribution.

For Roth IRAs, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% “early distribution penalty.” Distributions of amounts converted to a Roth IRA within 5 years of the conversion are also subject to the 10% penalty, even though income tax is not due at the time of the distribution. The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the Roth IRA attains age 59 1/2; (b) after the owner’s death; (c) due to the owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA.

REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION

When you hold the Contract under an IRA (or other tax favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. Roth IRAs are not subject to these required minimum distribution rules during the Owner’s lifetime. The amount of the payment from the IRA must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us within a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the net actuarial present value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the Prudential IncomeFlex Target Benefit.

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You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS

Upon your death under an IRA or Roth IRA, the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse. Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.

If you die after a designated Beneficiary has been named, the Death Benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Contract is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner.

If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the Death Benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA, before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

■	the amount is paid on or after you reach age 59 1/2 or die;
■	the amount received is attributable to your becoming disabled; or
■

the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

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WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

■

For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

■	For all other distributions, we will withhold at a 10% rate.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for purposes of the Code, an IRA and Roth IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity III?”

Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

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10: OTHER INFORMATION

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT, 06103. It is authorized to do business in the District of Columbia and all states. PRIAC issues group and individual annuities and other insurance contracts and was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, PRIAC was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”). PRIAC is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

THE SEPARATE ACCOUNT

We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. PRIAC segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business PRIAC conducts. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

PIMS’s principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).

The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.

Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.

We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.

In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, is provided in the Statement of Additional Information which is available upon request.

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To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

PRIAC is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to PRIAC and proceedings generally applicable to business practices in the industry in which we operate. PRIAC is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. PRIAC is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, PRIAC, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of PRIAC’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

PRIAC establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established is not material. PRIAC reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

PRIAC’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that PRIAC’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of PRIAC’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on PRIAC’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PIMS to perform its contract with the Separate Account; or PRIAC’s ability to meet its obligations under the Contract.

ASSIGNMENT

This Contract must be used to fund an IRA, and therefore you generally may not assign the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.

MISSTATEMENT OF AGE – ANNUITY PAYMENTS

If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT

If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Target Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.

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SERVICE PROVIDERS

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the separate account, with respect to this Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 10th Floor 2 Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines; RR Donnelley (printing semi annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 255 Greenwich Street, New York, NY 10007; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Tata Consultancy Services Ltd. (administrative processing) located at Block B-3, Nirlon Knowledge Park, Off Western Express Highway Goregaon (E) Mumbai Maharashtra 400063.

ADDITIONAL INFORMATION

PRIAC has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from PRIAC without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

■	Company
■	Experts
■	Principal Underwriter
■	Payments Made to Promote Sale of Our Products
■	Determination of Accumulation Unit Values
■	Cyber Security Risks
■	Federal Tax Status
■	Financial Statements

HOW TO CONTACT US

You can contact the Prudential Retirement Service Center by:

■

calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

■

writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507-1789. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

■	accessing information via our internet website at www.prudential.com/online/retirement.

You can obtain account information by calling our automated response system and at www.prudential.com/online/retirement. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. PRIAC does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. PRIAC reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

45

Prudential Retirement Security Annuity III

ACCUMULATION UNIT VALUES: Fee Rate of 1.65%

	Accumulation Unit Value at Beginning of Period (Rounded)	Accumulation Unit Value at End of Period (Rounded)	Number of Accumulation Units Outstanding at End of Period (000 Omitted)
Prudential Balanced Fund
09/23/2011* to 12/31/2011	$10.53	$11.19	0
01/01/2012 to 12/31/2012	$11.19	$12.46	11
01/01/2013 to 12/31/2013	$12.46	$14.55	20
01/01/2014 to 12/31/2014	$14.55	$15.74	86
01/01/2015 to 12/31/2015	$15.74	$15.64	177

*	Date that Portfolio was first offered in this product

46

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY III DESCRIBED IN THIS PROSPECTUS

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103-3509	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company Three Gateway Center, 14th Floor Newark, NJ 07102

MAILING ADDRESS:

PRUDENTIAL RETIREMENT SERVICE CENTER

30 Scranton Office Park,

Scranton, PA 18507-1789

Prudential Retirement 30 Scranton Office Park Scranton, PA 18507-1789

© 2016 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Ed. 05-2016
SS-IFX-III-PROSP	NOT01MP257

STATEMENT OF ADDITIONAL INFORMATION: May 1, 2016

PRIAC VARIABLE CONTRACT ACCOUNT A

PRUDENTIAL RETIREMENT SECURITY ANNUITY III

The Prudential Retirement Security Annuity III (the “Contract”) is a flexible premium deferred contract issued by Prudential Retirement Insurance and Annuity Company (“PRIAC”), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). The Contract is funded through the PRIAC Variable Contract Account A (the “Account”). The Contract is purchased by making an initial purchase payment of $20,000 or more.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Retirement Security Annuity III prospectus, dated May 1, 2016. To obtain a copy of the prospectus, without charge, you can write to the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507-1789, or contact us by telephone at (877) 778-2100.

Prudential Retirement Insurance and Annuity Company	Prudential Retirement Service Center
280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103-3509	Scranton, PA 18507-1789

Telephone: (860) 534-2000	Telephone: (877) 778-2100

Prudential IncomeFlex Target® is a registered trademark of The Prudential Insurance Company of America.

COMPANY

PRIAC (the “Company”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”). The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

EXPERTS

The consolidated financial statements of Prudential Retirement Insurance and Annuity Company and its subsidiaries as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 and the financial statements of PRIAC Variable Contract Account A as of December 31, 2015 and for each of the two years in the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2015, 2014, and 2013, no payments were made to PIMS for its services as principal underwriter.

PIMS may pay commissions to broker-dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract Owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of PRIAC or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:

•	Percentage Payments based upon “Assets Under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all PRIAC products that were sold through the firm (or its affiliated broker-dealers).

•	Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under PRIAC annuity products sold through the firm (or its affiliated broker-dealers).

•	Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these purchase payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

2

There are no firms (or affiliated broker-dealers) as of December 31, 2015, that we are aware received payment with respect to this group annuity during 2015 (or as to which a payment was accrued during 2015).

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each Accumulation Unit is computed as of the end of each Business Day. On any given Business Day the value of a unit in each sub-account will be determined by multiplying the value of a unit of that Sub-account for the preceding Business Day by the unit change factor for that Sub-account for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of the fund held by that Sub-account by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.

CYBER SECURITY RISKS

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact the Company and Contract owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

3

FEDERAL TAX STATUS

Other Tax Rules

1. Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

2. Generation-Skipping Transfers

If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS

The financial statements for PRIAC should be distinguished from the financial statements of the Account, both of which are included herein, and should be considered only as a bearing upon the ability of PRIAC to meet its obligations under the Contract.

4

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS

December 31, 2015

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$7,666,950	$731,463	$14,309,957	$5,681,877	$18,309,208	$34,271,808
Receivable from (Payable to) The Prudential Insurance Company of America	4	(2)	7	3	(11)	(62)

Net Assets	$7,666,954	$731,461	$14,309,964	$5,681,880	$18,309,197	$34,271,746

NET ASSETS, representing:
Equity of Participants	$7,666,954	$731,461	$14,309,964	$5,681,880	$18,309,197	$34,261,993
Equity of The Prudential Insurance
Company of America	-	-	-	-	-	9,753

	$7,666,954	$731,461	$14,309,964	$5,681,880	$18,309,197	$34,271,746

Units outstanding	613,552	68,811	1,120,997	445,020	1,152,645	2,671,183

Portfolio shares held	508,756	57,915	968,853	407,595	1,280,364	1,172,889
Portfolio net asset value per share	$15.07	$12.63	$14.77	$13.94	$14.30	$29.22
Investment in portfolio shares, at cost	$4,462,767	$569,356	$8,326,542	$3,684,719	$17,784,450	$29,499,311

STATEMENTS OF OPERATIONS For the period ended December 31, 2015
	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	01/01/2015 to 12/31/2015	01/01/2015 to 12/31/2015	01/01/2015 to 12/31/2015	01/01/2015 to 12/31/2015	01/01/2015 to 12/31/2015	01/01/2015 to 12/31/2015
INVESTMENT INCOME
Dividend income	$-	$-	$-	$-	$254,148	$705,497

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	119,346	11,078	234,168	90,718	234,724	475,507

NET INVESTMENT INCOME (LOSS)	(119,346)	(11,078)	(234,168)	(90,718)	19,424	229,990

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	1,095,947	-
Net realized gain (loss) on shares redeemed	94,640	2,298	837,913	130,464	(133,187)	(34,991)
Net change in unrealized gain (loss) on investments	(35,561)	(26,583)	(734,296)	(115,607)	(1,033,244)	(503,974)

NET GAIN (LOSS) ON INVESTMENTS	59,079	(24,285)	103,617	14,857	(70,484)	(538,965)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(60,267)	$(35,363)	$(130,551)	$(75,861)	$(51,060)	$(308,975)

The accompanying notes are an integral part of these financial statements.

A1

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the period ended December 31, 2015

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	01/01/2015 to 12/31/2015	01/01/2015 to 12/31/2015	01/01/2015 to 12/31/2015	01/01/2015 to 12/31/2015	01/01/2015 to 12/31/2015	01/01/2015 to 12/31/2015
OPERATIONS
Net investment income (loss)	$(119,346)	$(11,078)	$(234,168)	$(90,718)	$19,423	$229,990
Capital gains distributions received	-	-	-	-	1,095,947	-
Net realized gain (loss) on shares redeemed	94,640	2,298	837,913	130,464	(133,187)	(34,991)
Net change in unrealized gain (loss) on investments	(35,561)	(26,583)	(734,296)	(115,607)	(1,033,243)	(503,974)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(60,267)	(35,363)	(130,551)	(75,861)	(51,060)	(308,975)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	-	-	-	32,780	4,582,654	6,099,552
Participant loans	-	-	-	-	(16)	-
Participant loan repayments and interest	-	-	-	-	42,576	-
Surrenders, withdrawals and death benefits	(929,807)	-	(2,523,623)	(530,170)	(2,734,226)	(4,068,468)
Net transfers between other subaccounts or fixed rate option	34,255	-	(34,255)	-	105,669	-
Other charges	(175)	-	(128)	(72)	(2,560)	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(895,727)	-	(2,558,006)	(497,462)	1,994,097	2,031,084

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(955,994)	(35,363)	(2,688,557)	(573,323)	1,943,037	1,732,109

NET ASSETS
Beginning of period	8,622,948	766,824	16,998,521	6,255,203	16,366,160	32,539,637

End of period	$7,666,954	$731,461	$14,309,964	$5,681,880	$18,309,197	$34,271,746

Beginning units	683,556	68,811	1,319,791	483,373	1,027,457	2,514,416
Units issued	2,689	-	-	2,462	300,367	357,625
Units redeemed	(72,693)	-	(198,794)	(40,815)	(175,179)	(200,858)

Ending units	613,552	68,811	1,120,997	445,020	1,152,645	2,671,183

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the period ended December 31, 2014

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
OPERATIONS
Net investment income (loss)	$(123,068)	$(11,228)	$(256,890)	$(94,214)	$(350,946)	$189,097
Capital gains distributions received	-	-	-	-	1,461,910	-
Net realized gain (loss) on shares redeemed	10,991	5,183	234,814	97,965	7,810,823	479
Net change in unrealized gain (loss) on investments	572,415	24,022	827,295	253,231	(5,911,440)	2,200,515

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	460,338	17,977	805,219	256,982	3,010,347	2,390,091

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,177,575	3,438	2,174,461	284,053	11,348,137	8,371,190
Participant loans	-	-	-	-	(29,866)	-
Participant loan repayments and interest	-	-	-	-	214,544	-
Surrenders, withdrawals and death benefits	(924,087)	(17,220)	(2,703,678)	(962,079)	(36,371,813)	(2,520,682)
Net transfers between other subaccounts or fixed rate option	660,762	-	(660,762)	-	(15,915,387)	-
Other charges	(76)	-	(553)	(71)	(1,539)	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	914,174	(13,782)	(1,190,532)	(678,097)	(40,755,924)	5,850,508

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,374,512	4,195	(385,313)	(421,115)	(37,745,577)	8,240,599

NET ASSETS
Beginning of period	7,248,436	762,629	17,383,834	6,676,318	54,111,737	24,299,038

End of period	$8,622,948	$766,824	$16,998,521	$6,255,203	$16,366,160	$32,539,637

Beginning units	605,928	70,025	1,416,395	537,511	3,652,586	2,036,739
Units issued	151,865	313	172,944	22,018	791,737	690,896
Units redeemed	(74,237)	(1,527)	(269,548)	(76,156)	(3,416,866)	(213,219)

Ending units	683,556	68,811	1,319,791	483,373	1,027,457	2,514,416

The accompanying notes are an integral part of these financial statements.

A3

NOTES TO FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

December 31, 2015

Note 1:	General

PRIAC Variable Contract Account A (the “Account”) was established under the laws of the State of Connecticut on October 6, 2006 as a separate investment account of the Prudential Retirement Insurance and Annuity Company, Hartford, Connecticut (“PRIAC”). PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), and commenced operations in June 2000 under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of PRIAC. Proceeds from the purchase of Prudential Retirement Security Annuity, Prudential Retirement Security Annuity II, Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity IV, Prudential Retirement Security Annuity V, and Prudential Retirement Security Annuity VI (individually a “Contract” and collectively, the “Contracts”) are invested in the Account. The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business PRIAC may conduct.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with Contracts sold to retirement arrangements that qualify for federal tax benefits under Sections 401(a), 403(b), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors (individually a “Contract Owner” and collectively, the “Contract Owners”), who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Contract Owners may also make contributions to their retirement account.

The Contracts offer the option to invest in various subaccounts listed below. The assets of each subaccount are invested in a corresponding portfolio of either the Advanced Series Trust, Prudential Balanced Fund, or the Vanguard Balanced Index Fund (the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

AST Capital Growth Asset Allocation Portfolio

AST Academic Strategies Asset Allocation Portfolio

AST Balanced Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

Prudential Balanced Fund (Class Z) (formerly Prudential Asset Allocation Fund)

Vanguard Balanced Index Fund (Institutional Shares)

The Advanced Series Trust is an open-end management investment company, and each portfolio of the Advanced Series Trust is co-managed by Prudential Investments LLC (“PI”) and AST Investment Services, Inc., which are both affiliates of PRIAC. Prudential Balanced Fund is an open-end balanced mutual fund managed by PI. The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc. All contractual obligations arising under Contracts participating in the Account are general corporate obligations of PRIAC, although payments from the Account will depend upon the investment experience of the Account.

Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

A4

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value

Fair Value Measurements—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2015, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2015, there were no transfers between fair value levels.

A5

Note 4:	Taxes

PRIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2015 were as follows:

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$33,839	$1,048,911
AST Academic Strategies Asset Allocation Portfolio	$-	$11,078
AST Balanced Asset Allocation Portfolio	$-	$2,792,177
AST Preservation Asset Allocation Portfolio	$32,520	$620,702
Prudential Balanced Fund (Class Z)	$4,504,629	$2,745,139
Vanguard Balanced Index Fund (Institutional Shares)	$4,480,879	$2,915,340

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with PRIAC and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of the Advanced Series Trust and Prudential Balanced Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

Prudential Balanced Fund has entered into a management agreement with PI, and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisors’ performance of such services, with respect to each portfolio of Prudential Balanced Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. (renamed PGIM, Inc. beginning January 4, 2016), Jennison Associates LLC, and Quantitative Management Associates, which are indirect, wholly-owned subsidiaries of Prudential Financial.

Prudential Balanced Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, pursuant to which PIMS acts as the distributor of each class of shares of Prudential Balanced Fund. Pursuant to distribution and service plans, the fund pays PIMS a distribution and service fee for each class of shares of the fund other than Class Z.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

A6

Note 6:	Related Party Transactions (Continued)

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent for the Advanced Series Trust and Prudential Balanced Fund.

Certain charges and fees for the portfolios of the Advanced Series Trust and Prudential Balanced Fund may be waived and/or reimbursed by PRIAC and its affiliates. PRIAC and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of PRIAC and its affiliates.

See the Advanced Series Trust and Prudential Balanced Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the Advanced Series Trust and Prudential Balanced Fund in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights

PRIAC sells a number of retirement products that are funded by the Account. The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by PRIAC have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as Contract Owners may not have selected all available options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2015	614	$11.98145	to	$12.51357	$7,667	0.00%	1.45%	to	1.95%	-1.41%	to	-0.91%
December 31, 2014	684	$12.15253	to	$12.62895	$8,623	0.00%	1.45%	to	1.95%	4.93%	to	5.45%
December 31, 2013	606	$11.58170	to	$11.97570	$7,248	0.00%	1.45%	to	1.95%	20.31%	to	20.91%
December 31, 2012	525	$9.90436	to	$9.90436	$5,196	0.94%	1.45%	to	1.45%	12.09%	to	12.09%
December 31, 2011	541	$8.83627	to	$8.83627	$4,780	0.48%	1.45%	to	1.45%	-3.83%	to	-3.83%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2015	69	$10.63000	to	$10.63000	$731	0.00%	1.45%	to	1.45%	-4.61%	to	-4.61%
December 31, 2014	69	$11.14391	to	$11.14391	$767	0.00%	1.45%	to	1.45%	2.32%	to	2.32%
December 31, 2013	70	$10.89080	to	$10.89080	$763	0.00%	1.45%	to	1.45%	8.39%	to	8.39%
December 31, 2012	70	$10.04774	to	$10.04774	$707	1.09%	1.45%	to	1.45%	10.95%	to	10.95%
December 31, 2011	72	$9.05625	to	$9.05625	$656	0.56%	1.45%	to	1.45%	-4.06%	to	-4.06%

	AST Balanced Asset Allocation Portfolio
December 31, 2015	1,121	$12.25491	to	$12.79918	$14,310	0.00%	1.45%	to	1.95%	-1.46%	to	-0.97%
December 31, 2014	1,320	$12.43702	to	$12.92458	$16,999	0.00%	1.45%	to	1.95%	4.46%	to	4.99%
December 31, 2013	1,416	$11.90548	to	$12.31050	$17,384	0.00%	1.45%	to	1.95%	15.38%	to	15.95%
December 31, 2012	1,449	$10.31894	to	$10.61676	$15,358	1.07%	1.45%	to	1.95%	10.31%	to	10.86%
December 31, 2011	1,363	$9.35489	to	$9.57689	$13,050	0.60%	1.45%	to	1.95%	-3.12%	to	-2.64%

	AST Preservation Asset Allocation Portfolio
December 31, 2015	445	$12.27355	to	$12.81865	$5,682	0.00%	1.45%	to	1.95%	-1.79%	to	-1.30%
December 31, 2014	483	$12.49729	to	$12.98722	$6,255	0.00%	1.45%	to	1.95%	3.73%	to	4.25%
December 31, 2013	538	$12.04763	to	$12.45748	$6,676	0.00%	1.45%	to	1.95%	7.10%	to	7.64%
December 31, 2012	544	$11.24868	to	$11.57344	$6,277	1.17%	1.45%	to	1.95%	8.24%	to	8.79%
December 31, 2011	529	$10.39191	to	$10.63851	$5,615	0.90%	1.45%	to	1.95%	-0.96%	to	-0.97%

A7

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Balanced Fund (Class Z)
December 31, 2015	1,153	$15.64182	to	$16.12044	$18,309	1.50%	1.15%	to	1.65%	-0.59%	to	-0.09%
December 31, 2014	1,027	$15.73504	to	$16.13562	$16,366	0.49%	1.15%	to	1.65%	8.13%	to	8.67%
December 31, 2013	3,653	$14.55184	to	$14.84787	$54,112	1.66%	1.15%	to	1.65%	16.84%	to	17.42%
December 31, 2012	3,050	$12.45503	to	$12.64502	$38,536	3.62%	1.15%	to	1.65%	11.34%	to	11.90%
December 31, 2011	137	$11.18647	to	$11.30047	$1,548	2.45%	1.15%	to	1.65%	1.02%	to	1.53%

	Vanguard Balanced Index Fund (Institutional Shares) (available April 27, 2012)
December 31, 2015	2,671	$9.68091	to	$13.51944	$34,272	2.08%	0.00%	to	1.40%	-3.19%	to	0.52%
December 31, 2014	2,514	$12.94123	to	$12.94123	$32,540	2.06%	1.40%	to	1.40%	8.47%	to	8.47%
December 31, 2013	2,037	$11.93037	to	$11.93037	$24,299	2.04%	1.40%	to	1.40%	16.46%	to	16.46%
December 31, 2012	1,524	$10.24376	to	$10.24376	$15,610	2.17%	1.40%	to	1.40%	2.44%	to	2.44%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**	These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract Owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract Owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2015 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to PRIAC.

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted through the redemptions of units either annually, quarterly or at the time that certain transactions are made. Fees and charges may be reduced or eliminated for certain Contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

A8

Note 7:	Financial Highlights (Continued)

Insurance and Administrative Charge—The insurance and administrative charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Account. The insurance and administrative charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the net assets of the each subaccount. For the Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II, each funded through the Account, the maximum insurance and administrative charge is currently 1.6%; currently 0.5% is being charged. For Prudential Retirement Security Annuity III, funded through the Account, the maximum Insurance and Administrative charge is 1.75%; currently, 0.65% is being charged. For the Prudential Retirement Security Annuity IV, funded through the Account, the maximum insurance and administrative charge is currently 1.75% for Plan Type A and 1.5% for Plan Type B; currently 0.65% is being charged for Plan Type A and there is no charge for Plan Type B. For the Prudential Retirement Security Annuity V, funded through the Account, the maximum insurance and administrative charge is currently 1.5%; currently, 0.2% is being charged. For the Prudential Retirement Security Annuity VI, funded through the Account, the maximum insurance and administrative charge is currently 1.5%; currently, 0.075% is being charged. The charges are assessed through the reduction of unit values.

Contract Maintenance Charge—A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges—Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named Prudential IncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential IncomeFlex benefit for the lifetime of an eligible spouse.

For the Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each subaccount. The maximum charge for the standard Prudential IncomeFlex benefit is 1.45%; currently 0.95% is being charged. The maximum additional charge for the Spousal Prudential IncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%; currently 1.45% is being charged.

For Prudential Retirement Security Annuity III, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.5%. Currently, 1% is being charged.

For the Prudential Retirement Security Annuity IV, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather a reduced insurance benefit. For Plan Type A and Plan Type B, the maximum charge for the Prudential IncomeFlex benefit is 1.5%. Currently, for Plan Type A 1% is being charged, for Plan Type B 1.15% is being charged.

For Prudential Retirement Security Annuity V, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.8%; currently, 1.2% is being charged.

For Prudential Retirement Security Annuity VI, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.5%; currently, 1% is being charged.

A9

Note 7:	Financial Highlights (Continued)

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. The charges are assessed through the reduction of unit values.

Transfer Fee—For Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II, a fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived.

Premium Taxes—Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations.

Participant Loan Charges—Prudential charges a loan application fee of up to $95, which is deducted from the Participant account at the time the loan is initiated. Prudential also charges up to $75 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 8:	Other

Contract Owner net payments—represent Contract Owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

Participant loans—represent amounts borrowed by Contract Owners using the Contract as the security for the loan.

Participant loan repayments and interest—represent payments made by Contract Owners to reduce the total outstanding participant loan balance and interest.

Surrenders, withdrawals, and death benefits—are payments to Contract Owners and beneficiaries made under the terms of the Contracts and amounts that Contract Owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that Contract Owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Other charges—are various contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Receivable from/(Payable to) The Prudential Insurance Company of America—at times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing Contract Owner payments, surrenders, withdrawals and death benefits and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the Contract Owner’s account or the related unit value.

Note 9:	Subsequent Event:

Subsequent to year-end, Prudential Financial self reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial. The restriction has been removed and Prudential Financial is in the process of implementing a remediation plan for the benefit of such Portfolios. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board of Trustees of the Portfolios and will be subject to their approval.

A10

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

PRIAC Variable Contract Account A

and the Board of Directors of

Prudential Retirement Insurance and Annuity Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of PRIAC Variable Contract Account A at December 31, 2015, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Retirement Insurance and Annuity Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 26, 2016

A11

PRUDENTIAL RETIREMENT INSURANCE

AND ANNUITY COMPANY

Consolidated Financial Statements and

Independent Auditor’s Report

December 31, 2015 and 2014

 PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Independent Auditor’s Report

To the Board of Directors and Stockholder of

The Prudential Retirement Insurance and Annuity Company:

We have audited the accompanying consolidated financial statements of The Prudential Retirement Insurance and Annuity Company and its subsidiaries (collectively, the “Company”) which comprise the consolidated statements of financial position as of December 31, 2015 and December 31, 2014 and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flows for each of the three years in the period ended December 31, 2015.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Retirement Insurance and Annuity Company and its subsidiaries as of December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 10 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 25, 2016

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Financial Position

December 31, 2015 and 2014 (in thousands)

	2015	2014
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2015- $1,862,053; 2014- $1,938,357)	$1,928,177	$2,079,819
Trading account assets supporting insurance liabilities, at fair value	18,493,292	18,345,469
Other trading account assets, at fair value	6,106	6,841
Equity securities, available-for-sale, at fair value (cost: 2015-$5,000; 2014- $5,481)	5,089	6,044
Commercial mortgage and other loans	5,344,334	4,902,785
Other long-term investments	329,326	236,793
Short-term investments	95,642	6,500

Total investments	26,201,966	25,584,251

Cash and cash equivalents	15,786	65,694
Accrued investment income	181,999	187,282
Reinsurance recoverables	649,538	704,450
Valuation of business acquired	200,447	214,484
Goodwill	424,427	424,427
Other assets	376,616	368,409
Separate account assets	48,211,788	52,424,155

TOTAL ASSETS	$76,262,567	$79,973,152

LIABILITIES AND STOCKHOLDER’S EQUITY

LIABILITIES
Future policy benefits	$910,915	$987,204
Policyholders’ account balances	24,377,708	23,825,851
Reinsurance payables	650,575	705,707
Cash collateral for loaned securities	340,257	406,390
Income taxes	37,284	56,463
Other liabilities	351,434	305,501
Separate account liabilities	48,211,788	52,424,155

Total liabilities	74,879,961	78,711,271

STOCKHOLDER’S EQUITY
Common stock ($100 par value; 30,000 shares authorized and 25,000 shares issued and outstanding at December 31, 2015 and 2014)	2,500	2,500
Additional paid-in capital	1,197,578	1,196,564
Accumulated other comprehensive income	9,555	50,109
Retained earnings	172,973	12,708

Total stockholder’s equity	1,382,606	1,261,881

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$76,262,567	$79,973,152

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Operations

Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
REVENUES
Premiums	$432,675	$210,109	$130,584
Policy charges and fee income	143,266	145,251	131,692
Net investment income	973,380	1,011,572	1,044,193
Realized investment gains (losses), net	178,266	27,301	64,655
Asset management fees	309,995	328,966	318,677
Investment gains (losses) on trading account assets supporting insurance liabilities, net	(578,842)	153,836	(717,537)
Other income (loss)	2,866	(641)	1,224

Total revenues	1,461,606	1,876,394	973,488

BENEFITS AND EXPENSES
Interest credited to policyholders’ account balances	232,784	827,364	58,790
Policyholders’ benefits	463,042	244,844	188,971
Salaries and other employee expenses	175,749	168,583	160,673
Asset management fees	92,278	99,270	94,483
VOBA and other intangible assets amortization, net of interest	19,333	17,796	8,733
Other general and administrative expenses	299,227	282,314	283,638

Total general, administrative and other expenses	586,587	567,963	547,527

Total benefits and expenses	1,282,413	1,640,171	795,288

INCOME BEFORE INCOME TAXES	179,193	236,223	178,200

Income tax expense	18,928	39,069	20,931

NET INCOME	$160,265	$197,154	$157,269

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Comprehensive Income

Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
NET INCOME (LOSS)	$160,265	$197,154	$157,269
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	(84)	(127)	46
Net unrealized investment gains (losses)	(62,331)	(4,993)	(127,200)

Total	(62,415)	(5,120)	(127,154)

Less: Income tax expense (benefit) related to other comprehensive income (loss)	(21,861)	(1,792)	(44,504)

Other comprehensive income, net of tax	(40,554)	(3,328)	(82,650)

COMPREHENSIVE INCOME (LOSS)	$119,711	$193,826	$74,619

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2015, 2014 and 2013 (in thousands)

				Accumulated
		Additional		Other	Total
	Common	Paid-in	Retained	Comprehensive	Stockholder’s
	Stock	Capital	Earnings	Income (Loss)	Equity
As previously reported - Balance, December 31, 2012	$2,500	$1,795,029	$36,970	$136,087	$1,970,586
Adjustment to 2012 and prior years (1)	-	-	3,656	-	3,656

Revised balance, December 31, 2012	2,500	1,795,029	40,626	136,087	1,974,242
Dividend to Parent	-	-	(193,797)	-	(193,797)
Return of capital to Parent	-	(121,203)	-	-	(121,203)
Net sales of investments to Parent/Affiliates	-	32,479	-	-	32,479
Comprehensive income:
Net income	-	-	157,269	-	157,269
Other comprehensive income, net of tax	-	-	-	(82,650)	(82,650)

Total comprehensive income					74,619

Balance, December 31, 2013	2,500	1,706,305	4,098	53,437	1,766,340
Dividend to Parent	-	-	(188,544)	-	(188,544)
Return of capital to Parent	-	(511,456)	-	-	(511,456)
Net sales of investments to Parent/Affiliates	-	1,538	-	-	1,538
Capital contributions from Parent	-	177	-	-	177
Comprehensive income:
Net income	-	-	197,154	-	197,154
Other comprehensive income, net of tax	-	-	-	(3,328)	(3,328)

Total comprehensive income					193,826

Balance, December 31, 2014	2,500	1,196,564	12,708	50,109	1,261,881
Capital contributions from Parent		1,014			1,014
Comprehensive income:
Net income	-	-	160,265	-	160,265
Other comprehensive income, net of tax	-	-	-	(40,554)	(40,554)

Total comprehensive income					119,711

Balance, December 31, 2015	$2,500	$1,197,578	$172,973	$9,555	$1,382,606

(1) See footnote #15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of these revisions.

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$160,265	$197,154	$157,269
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses, net	(178,266)	(27,301)	(64,655)
Policy charges and fee income	(116,889)	(118,405)	(117,888)
Interest credited to policyholders’ account balances	232,784	827,364	58,790
Depreciation and amortization, including premiums and discounts	24,776	10,334	205
(Gains) losses on trading account assets supporting insurance liabilities, net	575,664	(154,837)	717,917
Other long-term investments	-	-	-
Change in:
Deferred policy acquisition costs	(6,018)	(7,939)	(11,996)
Future policy benefits and other insurance liabilities	(69,033)	(80,629)	(66,098)
Other trading account assets	735	159	(43)
Income taxes	2,682	22,475	14,682
Due to/from Parent and affiliates, net	(8,137)	3,609	(10,191)
Derivatives, net	45,214	19,261	18,929
Other, net	(956)	84,543	68,463

Cash flows from (used in) operating activities	662,821	775,788	765,384

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	472,081	381,268	401,970
Trading account assets supporting insurance liabilities and other trading account assets	8,821,280	8,930,571	15,928,496
Equity securities, available-for-sale	952	-	3
Commercial mortgage and other loans	774,760	656,616	809,662
Other long-term investments	19,209	9,908	69,873
Short-term investments	234,065	152,669	206,279
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(394,799)	(250,892)	(326,059)
Trading account assets supporting insurance liabilities and other trading account assets	(9,547,327)	(8,278,718)	(16,768,466)
Equity securities, available-for-sale	-	(5,000)	(3)
Commercial mortgage and other loans	(1,226,276)	(940,044)	(989,152)
Other long-term investments	(11,567)	(8,545)	(31,181)
Short-term investments	(355,047)	(85,412)	(253,066)
Derivatives, net	22,474	(128,200)	96,129
Other, net	(7)	78	76
Change in notes receivable	(13,343)	(8,977)	(93,430)

Cash flows from (used in) investing activities	(1,203,545)	425,322	(948,869)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	6,213,264	5,715,930	5,932,675
Policyholders’ account withdrawals	(5,668,405)	(5,944,039)	(5,554,757)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(66,134)	(240,155)	66,926
Dividend paid to Parent	-	(188,544)	(193,797)
Return of capital paid to Parent	-	(511,456)	(121,203)
Capital contributions from Parent	1,014	177	-
Sale of investments to Parent & Affiliates	-	2,368	49,967
Net change in financing arrangements (maturities of 90 days or less)	92	(120)	(1,753)

Cash flows from (used in) financing activities	479,831	(1,165,839)	178,058

Effect of foreign exchange rate changes on cash balances	10,985	(1,615)	(1,790)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(49,908)	33,656	(7,217)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	65,694	32,038	39,255

CASH AND CASH EQUIVALENTS, END OF YEAR	$15,786	$65,694	$32,038

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received)	$16,246	$16,594	$6,249

Interest paid	$269	$89	$-

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION

Prudential Retirement Insurance and Annuity Company (the “Company”) is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2004, Connecticut General Life Insurance Company (“CGLIC”) sold the retirement business of CIGNA Corporation for $2.12 billion to Prudential Insurance. The sale of this business included the purchase by Prudential Insurance of all the shares of CIGNA Life Insurance Company. Concurrent with the acquisition, CIGNA Life Insurance Company entered into reinsurance arrangements with wholly-owned subsidiaries of CIGNA Corporation (collectively, “CIGNA”) to effect the transfer of the retirement business included in the transaction to Prudential Insurance. Subsequent to the sale, the name of CIGNA Life Insurance Company was changed to Prudential Retirement Insurance and Annuity Company.

The Company provides retirement investment and income products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations. The Company also offers products that provide pension risk transfer solutions, as pension plan sponsors seek to manage their exposure to risk.

Basis of Presentation

The Consolidated Financial Statements include wholly-owned subsidiaries and a consolidated variable interest entity in which the Company is the primary beneficiary. These subsidiaries are primarily used to facilitate the management of certain investments. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through April 25, 2016, the date these Consolidated Financial Statements were issued.

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates as more fully described in Note 10. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of business acquired and its amortization; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; and provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal matters.

Revision to Prior Period Consolidated Financial Statements

During the preparation of our consolidated financial statements for the year ended December 31, 2015, we identified immaterial errors that impacted our previously issued consolidated financial statements related to the amortization of the valuation of business acquired and deferred acquisition costs. The Company evaluated these errors and determined that their impact was not material to its results of operations, financial position, or cash flows. See footnote #15, Revisions to Prior Period Consolidated Financial Statements for a more detailed description of the revisions and for comparisons of amounts previously reported to the revised amounts.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; other long-term investments including derivatives, joint ventures (other than operating joint ventures) and limited partnerships; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

“Fixed maturities, available-for-sale, at fair value” are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 11 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” include invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Investment gains (losses) on trading account assets supporting insurance liabilities, net.” Interest and dividend income from these investments is reported in “Net investment income.” The investment results that ultimately accrue to contractholders are correspondingly reported in “Interest credited to policyholders’ account balances.”

“Other trading account assets, at fair value” consist of investments used by the Company for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Equity securities, available-for-sale, at fair value” are comprised of common stock, and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

“Commercial mortgage and other loans” consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Loans held for investment are reported at amortized cost net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage and other loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for loan losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and other loan portfolios.

Loans backed by residential properties are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 3.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and other loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above).

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage and other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Other long-term investments” consist of derivative financial instruments and the Company’s investments in non-coupon joint ventures and limited partnerships.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the values of securities. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk (“NPR”) used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed below and in Note 12, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating and investing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Derivatives are recorded either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Joint venture and limited partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 3 for additional information about variable interest entities.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Other long-term investments” above for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An OTTI is recognized in earnings for a debt security in an unrealized loss position when either (a) the Company has the intent to sell the debt security or (b) it is more likely than not the Company will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized. In addition to the above mentioned circumstances, the Company also recognizes an OTTI in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an OTTI recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs (“DAC”), the value of business acquired (“VOBA”), certain policyholders’ account balances, and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

“Cash and cash equivalents” include cash on hand, amounts due from banks, certain money market investments and other debt instruments with original maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

“Reinsurance recoverables” and “Reinsurance payables” primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement business of CIGNA. See Note 7 for additional information about these arrangements.

Income Taxes

The Company is incorporated in the filing of the Prudential Financial consolidated federal income tax returns, beginning in 2010. Prior to 2010, the Company was not eligible to be included in the Prudential Financial consolidated return due to Internal Revenue Code provisions related to the April 1, 2004 acquisition of the Company by Prudential Insurance.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the Prudential Financial tax return may differ from the items reflected in the Company’s financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Prudential Financial’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in Prudential Financial’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. See Note 8 for additional information regarding income taxes.

VOBA

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing VOBA. VOBA represents the present value of future profits in excess of the cost of capital embedded in the acquired business. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. VOBA is determined by estimating the net present value of future cash flows from the contracts inforce at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain inforce, while future negative cash flows include costs to administer the contracts and taxes. Contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “VOBA and other intangible assets amortization, net of interest.” The majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 5 for additional information regarding VOBA.

Goodwill

As a result of the acquisition of CIGNA’s retirement business, the Company recognized an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount. The fundamental goodwill impairment analysis is a two-step test that is performed. The first step, used to identify potential impairment, involves comparing the Company’s fair value to its carrying value including goodwill. If the fair value of the Company exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for the Company for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the Company, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the Company was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill of the Company, there is no impairment. If the goodwill of the Company exceeds the implied fair value of the goodwill, an impairment charge is recorded in “VOBA and other intangible assets amortization, net of interest” expense for the excess. An impairment loss recognized cannot exceed the amount of goodwill of the Company, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of the Company including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

In accordance with accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of the Company is less than its carrying amount. Factors such as macroeconomic conditions; industry and market considerations; cost factors and other are used to assess the validity of goodwill. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of the Company is less than its carrying amount, then performing the two-step goodwill

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the Company’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any. See Note 5 for additional information regarding goodwill.

Other Assets and Other Liabilities

“Other assets” consist primarily of DAC, intangible assets related to the acquisition of the retirement business of Union Bank of California, N.A. (“UBOC”), and the derivative asset associated with a reinsurance arrangement with an affiliated company. This automatic coinsurance reinsurance arrangement covers all significant risk under the features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of this reinsurance transaction. This affiliated agreement covers the reinsurance of the guaranteed minimum withdrawal benefits (“GMWB”) feature of one of the Company’s products. This feature is considered to be an embedded derivative under authoritative guidance, and changes in the fair value of the derivatives are recognized through “Realized investment gains (losses), net.”

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Other general and administrative expenses,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing at the end of each reporting period.

DAC related to group annuity defined contribution and defined benefit contracts are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment results, fee income and expenses, based on historical and anticipated future experience, which is updated periodically. The effect of changes to total gross profits on unamortized deferred acquisition costs is reflected in the period such total gross profits are revised. DAC related to longevity reinsurance contracts is amortized in proportion to gross premiums.

For some products, policyholders or their employers can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

The identifiable intangible assets represent customer contracts purchased through an acquisition of a portion of UBOC’s retirement business where such purchases did not meet the definition of a business combination and are recorded net of accumulated amortization. Currently this balance is being amortized over an estimated useful life of 25 years to “VOBA and other intangible assets amortization, net of interest” on the Statements of Operations. Annually, or as material events warrant, forecasted cash flows are reevaluated to assess likelihood of impairment or material changes to useful life or amortization pattern.

Property and equipment are carried at cost less accumulated depreciation. Most new property and equipment used by the Company is purchased and owned by Prudential Insurance, and depreciation expenses are allocated to the Company. Depreciation of this property and equipment on the Company’s balance sheet is depreciated using the straight-line method over the estimated useful lives of the related assets.

“Other liabilities” consist primarily of derivatives, except for embedded derivatives which are recorded with the associated host contract, general expense payables and contingent liabilities. The Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed. See above for additional information regarding derivatives.

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. The Company evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Separate Account Assets and Liabilities

“Separate account assets” are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments, and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. “Separate account liabilities” primarily represent the contractholder’s account balance in separate account assets. The investment income and realized investment gains or losses from separate accounts accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration, and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Future Policy Benefits

“Future policy benefits” are primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality and retirement experience. Expected mortality is generally based on a modification of standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns, including a provision for administrative expenses and adverse deviation. Although mortality and interest rate assumptions are “locked-in”, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. The Company’s liability for future policy benefits is also inclusive of liabilities, net of an embedded derivative, for guarantee withdrawal benefits related to one of the Company’s products, which is discussed in Note 6.

Policyholders’ Account Balances

“Policyholders’ account balances” represent the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited and certain realized and unrealized investment gains and losses that ultimately accrue to contractholders related to experience rated products, less policyholder withdrawals and other charges assessed against the account balance, as applicable. See Note 6 for additional information regarding policyholders’ account balances.

Securities Repurchase and Resale Agreements and Securities Loaned Transactions

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “Other general and administrative expenses”).

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in the amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income,” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “Other general and administrative expenses”).

Insurance Revenue and Expense Recognition

Premiums from non-participating single premium immediate annuities with life contingencies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are due as discussed in Future Policy Benefits above.

Amounts received as payment for participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities”. Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for policy administration and other charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Benefits and expenses for these products include interest credited to policyholders’ account balances.

Adoption of New Accounting Pronouncements

In August 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance (Accounting Standards Update (“ASU”) 2014-14, Receivables—Troubled Debt Restructurings by Creditors (Subtopic 310-40): Classification of Certain Government-Guaranteed Mortgage Loans upon Foreclosure) requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance became effective for annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In June 2014, the FASB issued updated guidance (ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures) that requires repurchase-to-maturity transactions to be accounted for as secured borrowings and eliminates existing guidance for repurchase financings. The guidance also requires new disclosures for certain transactions accounted for as secured borrowings and for transfers accounted for as sales when the transferor also retains substantially all of the exposure to the economic return on the transferred financial assets. Accounting changes and new disclosures for transfers accounted for as sales under the new guidance were effective for the first annual period beginning after December 15, 2014 and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In April 2014, the FASB issued updated guidance (ASU 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity) that changes the criteria for reporting discontinued operations and introduces new disclosures. The new guidance became effective for new disposals and new classifications of disposal groups as held for sale that occur within annual periods that began on or after December 15, 2014. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In January 2014, the FASB issued updated guidance (ASU 2014-04, Receivables—Troubled Debt Restructuring by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure) for troubled debt restructurings clarifying when an in-substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance became effective for annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

In January 2014, the FASB issued updated guidance (ASU 2014-01, Investments—Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects) regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance became effective for annual periods that began after December 15, 2014. The Company did not elect the proportional amortization method under this guidance.

In December 2013, the FASB issued updated guidance (ASU 2013-12, Definition of a Public Business Entity—An Addition to the Master Glossary) establishing a single definition of a public entity for use in financial accounting and reporting guidance. The new guidance became effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued updated guidance (ASU 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists) regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The new guidance became effective for annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance (ASU 2013-10, Derivatives and Hedging (Topic 815): Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes) regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance became effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In March 2013, the FASB issued updated guidance (ASU 2013-05, Foreign Currency Matters (Topic 830): Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity) regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. This guidance became effective for annual reporting periods that began after December 15, 2013, and was applied prospectively. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to release any related cumulative translation adjustment into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income) regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of AOCI by component as well as changes in AOCI balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for annual reporting periods that began after December 15, 2012, and was applied prospectively. The disclosures required by this guidance are included in Note 9.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

In December 2011 and January 2013, the FASB issued updated guidance (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities) regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). The new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. The new guidance became effective for annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 12.

Future Adoption of New Accounting Pronouncements

In May 2014, the FASB issued updated guidance (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)) on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. In August 2015, the FASB issued an update to defer the original effective date of this guidance. As a result of the deferral, the new guidance is effective for annual periods beginning after December 15, 2017, and must be applied using one of two retrospective application methods. Early adoption is permitted only for annual reporting periods beginning after December 15, 2016. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance (ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity) for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If adopted, the guidance eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the updated guidance effective January 1, 2016, and applied the modified retrospective method of adoption. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In February 2015, the FASB issued updated guidance (ASU 2015-02, Consolidation (Topic 810): Amendments to Consolidation Analysis) that modifies the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods beginning after December 15, 2015, with early adoption permitted. The Company adopted the updated guidance effective January 1, 2016. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In April 2015, the FASB issued guidance (ASU 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs) that simplifies presentation of debt issuance costs. The pronouncement requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The new guidance is effective for periods beginning after December 15, 2015, with early adoption permitted, and it must be applied retrospectively. The Company does not expect the impact of the guidance to have a significant effect on the Company’s consolidated financial position and financial statement disclosures.

In May 2015, the FASB issued final guidance (ASU 2015-09, Financial Services—Insurance (Topic 944): Disclosures about Short-Duration Contracts) that aims to enhance disclosures about insurance contracts classified as short-duration. The new disclosure requirements focus on providing users of financial statements with more transparent information about an insurance entity’s initial claim estimates and subsequent adjustments to those estimates, methodologies and judgments in estimating claims, and timing, frequency and severity of claims as they relate to short-duration insurance contracts. The new guidance is effective for annual periods beginning after December 15, 2015 and is to be applied retrospectively. The Company is currently assessing the impact of the guidance on the Company’s financial statement disclosures but has concluded that this guidance will not impact the Company’s consolidated financial position or results of operations.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

In January 2016, the FASB issued updated guidance (ASU 2016-01, Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial assets and financial liabilities. The guidance revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. The new guidance is effective for annual periods beginning after December 15, 2017. Early adoption is not permitted except for the provisions related to the presentation of certain fair value changes for financial liabilities measured at fair value. The Company is currently assessing the impact of the guidance on the Company’s consolidation financial position, results of operations and financial statement disclosures.

3.    INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2015

		Gross	Gross

	Amortized	Unrealized	Unrealized	Fair	OTTI

	Cost	Gains	Losses	Value	in AOCI (3)

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,872	$19	$25	$8,866	$-
Obligations of U.S. states and their political subdivisions	4,513	582	-	5,095	-
Foreign government bonds	195,743	9,318	3,181	201,880	-
U.S. corporate public securities	661,107	37,759	8,290	690,576	-
U.S. corporate private securities	315,979	21,092	2,862	334,209	-
Foreign corporate public securities	188,635	6,855	1,950	193,540	-
Foreign corporate private securities	133,249	2,008	5,762	129,495	-
Asset-backed securities(1)	95,618	5,722	661	100,679	(9,474)
Commercial mortgage-backed securities	174,187	3,496	1,275	176,408	-
Residential mortgage-backed securities(2)	84,150	3,689	410	87,429	-

Total fixed maturities, available-for-sale	$1,862,053	$90,540	$24,416	$1,928,177	$(9,474)

Equity securities, available-for-sale	$5,000	$152	$63	$5,089

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $13,584 thousand of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	December 31, 2014(4)

		Gross	Gross

	Amortized	Unrealized	Unrealized	Fair	OTTI

	Cost	Gains	Losses	Value	in AOCI (3)

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,162	$157	$-	$6,319	$-
Obligations of U.S. states and their political subdivisions	4,510	643	-	5,153	-
Foreign government bonds	100,908	13,976	74	114,810	-
U.S. corporate public securities	675,269	63,234	1,822	736,681	(293)
U.S. corporate private securities	371,423	33,401	242	404,582	-
Foreign corporate public securities	162,003	15,777	949	176,831	-
Foreign corporate private securities	129,671	4,853	1,636	132,888	-
Asset-backed securities(1)	95,557	2,216	608	97,165	(9,516)
Commercial mortgage-backed securities	290,276	8,408	580	298,104	-
Residential mortgage-backed securities(2)	102,578	5,240	532	107,286	-

Total fixed maturities, available-for-sale	$1,938,357	$147,905	$6,443	$2,079,819	$(9,809)

Equity securities, available-for-sale	$5,481	$563	$-	$6,044

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $10,489 thousand of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2015, are as follows:

	Available-for-Sale

	Amortized Cost	Fair Value

	(in thousands)
Due in one year or less	$102,673	$102,131
Due after one year through five years	432,326	441,790
Due after five years through ten years	517,477	529,671
Due after ten years	455,622	490,069
Asset-backed securities	95,618	100,679
Commercial mortgage-backed securities	174,187	176,408
Residential mortgage-backed securities	84,150	87,429

Total	$1,862,053	$1,928,177

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following table depicts the sources of fixed maturity and equity security proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2015	2014	2013

	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales	$76,483	$87,806	$88,750
Proceeds from maturities/repayments	392,636	259,555	281,475
Gross investment gains from sales, prepayments, and maturities	2,982	9,804	12,828
Gross investment losses from sales and maturities	(604)	(950)	(2,722)

Equity securities, available-for-sale:
Proceeds from sales	$952	$-	$3
Gross investment gains from sales	473	-	-
Gross investment losses from sales	-	-	-

Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(674)	$(327)	$(785)
Writedowns for impairments on equity securities	(2)	-	-

(1)

Excludes the portion of OTTI recorded in “Other comprehensive income (loss)” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in “Other comprehensive income (loss).” For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and the amortized cost is recognized in “Other comprehensive income (loss).” The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in “Other comprehensive income (loss),” and the corresponding changes in such amounts.

	Year ended December 31, 2015	Year ended December 31, 2014

	(in thousands)
Balance, beginning of period	$(8,850)	$(5,093)
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(6)	-
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	(174)	-
Credit loss impairments recognized in the current period on securities not previously impaired	-	229
Additional credit loss impairments recognized in the current period on securities previously impaired	110	6
Increases due to the passage of time on previously recorded credit losses	8	3
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(3,824)	(3,995)

Balance, end of period	$(12,736)	$(8,850)

(1)	Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” as of the dates indicated:

	December 31, 2015		December 31, 2014

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in thousands)		(in thousands)
Short-term investments and cash equivalents	$762,774	$762,774	$195,701	$195,701
Fixed maturities:
U.S. government authorities and agencies and obligations of U. S. states	197,930	234,478	198,072	244,721
Foreign government bonds	165,709	169,125	165,307	168,853
Corporate securities	12,684,560	12,737,201	11,791,506	12,306,104
Asset-backed securities(1)	1,294,903	1,299,405	1,179,930	1,197,675
Commercial mortgage-backed securities	1,859,962	1,861,951	2,505,664	2,546,481
Residential mortgage-backed securities(2)	1,411,134	1,428,358	1,639,562	1,676,234

Total fixed maturities	17,614,198	17,730,518	17,480,041	18,140,068
Equity securities	-	-	11,879	9,700

Total trading account assets supporting insurance liabilities	$18,376,972	$18,493,292	$17,687,621	$18,345,469

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Investment gains (losses) on trading account assets supporting insurance liabilities, net” was $(541,528) thousand, $126,998 thousand and $(677,552) thousand during the years ended December 31, 2015, 2014 and 2013, respectively.

Other Trading Account Assets

The following table sets forth the composition of the “Other trading account assets” at December 31:

	2015		2014

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in thousands)		(in thousands)
Corporate securities	$7,000	$6,106	$7,000	$6,841

Total other trading account assets	$7,000	$6,106	$7,000	$6,841

The net change in unrealized gains (losses) from other trading account assets still held at period end, recorded within “Other income (loss)” was $(735) thousand, $(159) thousand and $(24) thousand during the years ended December 31, 2015, 2014 and 2013, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows as of the dates indicated:

	December 31, 2015		December 31, 2014

	Amount	% of	Amount	% of

	(in thousands)	Total	(in thousands)	Total
Commercial mortgage and other loans by property type:
Office	$1,039,279	20%	$825,988	17%
Retail	759,697	14%	781,445	16%
Apartments/Multi-Family	1,054,192	20%	887,065	18%
Industrial	1,450,940	27%	1,249,701	25%
Agricultural properties	218,859	4%	207,556	4%
Hospitality	292,376	5%	289,107	6%
Other	540,810	10%	674,796	14%

Total commercial mortgage and other loans by property type	5,356,153	100%	4,915,658	100%

Valuation allowance	(11,819)		(12,873)

Total net commercial mortgage and other loans	$5,344,334		$4,902,785

The commercial mortgage and other loans are geographically dispersed throughout the United States primarily, with the largest concentrations in California (25%), Texas (13%) and Georgia (7%), and include loans secured by properties in Europe (3%) at December 31, 2015.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2015

	Commercial Mortgage Loans	Agricultural Property Loans	Total

	(in thousands)
Allowance for losses, beginning of year	$12,737	$136	$12,873
Addition to / (release of) allowance of losses	(1,073)	19	(1,054)
Charge-off net of recoveries	-	-	-

Total ending balance	$11,664	$155	$11,819

	December 31, 2014

	Commercial Mortgage Loans	Agricultural Property Loans	Total

	(in thousands)
Allowance for losses, beginning of year	$28,592	$652	$29,244
Addition to / (release of) allowance of losses	(13,116)	(516)	(13,632)
Charge-off net of recoveries	(2,739)	-	(2,739)

Total ending balance	$12,737	$136	$12,873

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2015			December 31, 2014

	Commercial Mortgage Loans	Agricultural Property Loans	Total	Commercial Mortgage Loans	Agricultural Property Loans	Total

Allowance for Credit Losses:	(in thousands)			(in thousands)
Individually evaluated for impairment	$-	$-	$-	$1,404	$-	$1,404
Collectively evaluated for impairment	11,664	155	11,819	11,333	136	11,469
Loans acquired with deteriorated credit quality	-	-	-	-	-	-

Total ending balance	$11,664	$155	$11,819	$12,737	$136	$12,873

Recorded Investment (1):
Gross of reserves:
individually evaluated for impairment	$-	$-	$-	$14,863	$-	$14,863
Gross of reserves:
collectively evaluated for impairment	5,137,294	218,859	5,356,153	4,693,239	207,556	4,900,795
Gross of reserves:
loans acquired with deteriorated credit quality	-	-	-	-	-	-

Total ending balance, gross of reserves	$5,137,294	$218,859	$5,356,153	$4,708,102	$207,556	$4,915,658

(1) Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, as of the dates indicated are as follows:

	December 31, 2015

	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)

	(in thousands)
With an allowance recorded:
Commercial mortgage loans	$-	$-	$-	$8,061	$204
Agricultural property loans	-	-	-	-	-

Total commercial mortgage and other loans	$-	$-	$-	$8,061	$204

	December 31, 2014

	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)

	(in thousands)
With an allowance recorded:
Commercial mortgage loans	$14,863	$14,863	$1,404	$11,904	$647
Agricultural property loans	-	-	-	-	-

Total commercial mortgage and other loans	$14,863	$14,863	$1,404	$11,904	$647

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairments occurred.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables set forth certain key credit quality indicators as of December 31, 2015, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio - December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$2,683,358	$53,655	$2,221	$2,739,234
60%-69.99%	1,651,104	55,946	9,652	1,716,702
70%-79.99%	659,362	-	7,374	666,736
Greater than 80%	11,461	3,161	-	14,622

Total commercial mortgage loans	$5,005,285	$112,762	$19,247	$5,137,294

Agricultural property loans
	Debt Service Coverage Ratio - December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$215,325	$2,034	$-	$217,359
60%-69.99%	1,500	-	-	1,500
70%-79.99%	-	-	-	-
Greater than 80%	-	-	-	-

Total agricultural property loans	$216,825	$2,034	$-	$218,859

Total commercial mortgage and agricultural property loans
	Debt Service Coverage Ratio - December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$2,898,683	$55,689	$2,221	$2,956,593
60%-69.99%	1,652,604	55,946	9,652	1,718,202
70%-79.99%	659,362	-	7,374	666,736
Greater than 80%	11,461	3,161	-	14,622

Total commercial mortgage and agricultural property loans	$5,222,110	$114,796	$19,247	$5,356,153

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables set forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$2,381,076	$94,421	$11,034	$2,486,531
60%-69.99%	1,571,036	17,140	7,512	1,595,688
70%-79.99%	583,050	2,583	-	585,633
Greater than 80%	22,931	8,511	8,808	40,250

Total commercial mortgage loans	$4,558,093	$122,655	$27,354	$4,708,102

Agricultural property loans
	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$204,187	$2,389	$-	$206,576
60%-69.99%	980	-	-	980
70%-79.99%	-	-	-	-
Greater than 80%	-	-	-	-

Total agricultural property loans	$205,167	$2,389	$-	$207,556

Total commercial mortgage and agricultural property loans
	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in thousands)
0%-59.99%	$2,585,263	$96,810	$11,034	$2,693,107
60%-69.99%	1,572,016	17,140	7,512	1,596,668
70%-79.99%	583,050	2,583	-	585,633
Greater than 80%	22,931	8,511	8,808	40,250

Total commercial mortgage and agricultural property loans	$4,763,260	$125,044	$27,354	$4,915,658

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage loans on nonaccrual status as of the dates indicated:

	December 31, 2015
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days - Accruing	Greater than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and Other Loans	Non Accrual Status

	(in thousands)
Commercial mortgage loans	$5,137,294	$-	$-	$-	$-	$-	$5,137,294	$7,367
Agricultural property loans	218,859	-	-	-	-	-	218,859	-

Total	$5,356,153	$-	$-	$-	$-	$-	$5,356,153	$7,367

	December 31, 2014
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days - Accruing	Greater than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and Other Loans	Non Accrual Status

	(in thousands)
Commercial mortgage loans	$4,708,102	$-	$-	$-	$-	$-	$4,708,102	$14,863
Agricultural property loans	207,556	-	-	-	-	-	207,556	-

Total	$4,915,658	$-	$-	$-	$-	$-	$4,915,658	$14,863

See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2015 and 2014, there were $2,000 thousand and $17,450 thousand, respectively, of commercial mortgage and other loans acquired, other than those through direct origination. For the years ended December 31, 2015 and 2014, there were $0 and $12,590 thousand, respectively, of commercial mortgage and other loans sold, other than those classified as held-for-sale.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

As of both December 31, 2015 and 2014, the Company did not have any funding commitments to borrowers that have been involved in a troubled debt restructuring.

Other Long-Term Investments

The following tables set forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2015	2014
	(in thousands)
Joint ventures and limited partnerships:
Non-real estate-related	$58,656	$73,165

Total joint ventures and limited partnerships	58,656	73,165

Derivatives and other	270,670	163,628

Total other long-term investments	$329,326	$236,793

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2015	2014	2013

	(in thousands)
Fixed maturities, available-for-sale	$91,816	$101,483	$109,166
Trading account assets	687,446	730,219	741,654
Commercial mortgage and other loans	245,917	226,529	233,658
Short-term investments and cash equivalents	84	133	119
Other long-term investments	478	4,926	11,299

Gross investment income	1,025,741	1,063,290	1,095,896
Less: investment expenses	(52,361)	(51,718)	(51,703)

Net investment income	$973,380	$1,011,572	$1,044,193

Carrying value for non-income producing assets included $137 thousand in fixed maturities and $10,905 thousand in trading account assets supporting insurance liabilities as of December 31, 2015. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2015.

As of both December 31, 2015 and 2014, the Company had no low-income housing tax credit investments.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2015	2014	2013

	(in thousands)
Fixed maturities, available-for-sale	$1,704	$8,527	$9,321
Equity securities, available-for-sale	471	-	-
Commercial mortgage and other loans	1,001	11,323	(4,524)
Joint ventures and limited partnerships	(97)	(41)	(68)
Derivatives (1)	175,187	7,492	59,926

Realized investment (losses) gains, net	$178,266	$27,301	$64,655

(1) Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity of termination

Net unrealized Investment Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	At December 31,

	2015	2014	2013
	(in thousands)
Fixed maturity securities, available-for-sale on which an OTTI loss has been recognized	$4,110	$681	$5,267
Fixed maturity securities, available-for-sale - all other	62,014	140,781	112,706
Equity securities, available-for-sale	89	563	235
Derivatives designated as cash flow hedges (1)	1,730	(1,162)	(1,232)

Joint ventures and limited partnerships	907	877	686

Net unrealized gains (losses) on investments	$68,850	$141,740	$117,662

(1)	See Note 12 for more information on cash flow hedges.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities, Available for Sale

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,364	$25	$-	$-	$5,364	$25
Obligations of U.S. states and their political subdivisions	512	-	-	-	512	-
Foreign government bonds	109,958	3,181	-	-	109,958	3,181
U.S. corporate public securities	165,502	7,828	3,807	462	169,309	8,290
U.S. corporate private securities	54,846	2,468	2,738	394	57,584	2,862
Foreign corporate public securities	52,157	1,314	12,125	636	64,282	1,950
Foreign corporate private securities	42,771	1,443	31,947	4,319	74,718	5,762
Asset-backed securities	15,707	127	14,797	534	30,504	661
Commercial mortgage-backed securities	67,374	1,075	353	200	67,727	1,275

Residential mortgage-backed securities	13,703	189	8,092	221	21,795	410

Total	$527,894	$17,650	$73,859	$6,766	$601,753	$24,416

Equity securities, available-for-sale	$937	$63	$-	$-	$937	$63

	2014 (1)
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,199	$-	$-	$-	$1,199	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-	-
Foreign government bonds	4,882	74	-	-	4,882	74
U.S. corporate public securities	9,564	108	46,669	1,714	56,233	1,822
U.S. corporate private securities	14,811	162	1,935	80	16,746	242
Foreign corporate public securities	8,096	248	18,411	701	26,507	949
Foreign corporate private securities	20,662	869	4,496	767	25,158	1,636
Asset-backed securities	2,952	-	20,088	608	23,040	608
Commercial mortgage-backed securities	9,541	22	24,870	558	34,411	580

Residential mortgage-backed securities	-	-	23,448	532	23,448	532

Total	$71,707	$1,483	$139,917	$4,960	$211,624	$6,443

(1)	Prior period amounts are presented on a basis consistent with the current period presentation.

The gross unrealized losses at December 31, 2015 and 2014 were composed of $20,166 thousand and $4,608 thousand, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $4,250 thousand and $1,835 thousand related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2015, the $6,766 thousand of gross unrealized losses of twelve months or more

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

were concentrated in sectors of the Company’s corporate securities including, consumer non-cyclical, energy and capital goods as well as, asset-backed securities. At December 31, 2014, the $4,960 thousand of gross unrealized losses of twelve months or more were concentrated in sectors of the Company’s corporate securities including, energy and consumer non-cyclical, as well as, asset-backed securities, commercial mortgage-backed securities, and residential mortgage-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2015 and 2014. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2015, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of the remaining amortized cost basis.

At December 31, 2015 and 2014, there were no gross unrealized losses on equity securities that represented declines of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2015 and 2014.

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2015, the Company had no repurchase transactions.

The following table sets forth the composition of securities lending transactions as of the date indicated.

	December 31, 2015
	Remaining Contractual Maturity of the Agreements
		Overnight & Continuous		Up to 30 Days		30 to 90 Days		Greater than 90 Days		Total

	(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$	-	$	-	$	-	$	-	$	-
Obligations of U.S. states and their political subdivisions		-		-		-		-		-
Foreign government bonds		33,282		-		-		-		33,282
U.S. corporate public securities		168,426		-		-		-		168,426
U.S. corporate private securities		-		-		-		-		-
Foreign corporate public securities		130,309		-		-		-		130,309
Foreign corporate private securities		-		-		-		-		-
Asset-backed securities		-		-		-		-		-
Commercial mortgage-backed securities		8,240		-		-		-		8,240
Residential mortgage-backed securities		-		-		-		-		-
Equity Securities		-		-		-		-		-

Total securities lending transactions	$	340,257	$	-	$	-	$	-	$	340,257

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and collateralized borrowings. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2015	2014
	(in thousands)
Fixed maturities	$1,674	$2,083
Trading account assets supporting insurance liabilities	326,475	390,638
Equity securities	-	-

Total securities pledged	$328,149	$392,721

The carrying amount of the associated liabilities supported by the pledged collateral was $340,257 thousand and $406,390 thousand at December 31, 2015 and 2014, respectively. These amounts were included in “Cash collateral for loaned securities.”

Assets of $7,926 thousand and $7,160 thousand at December 31, 2015 and 2014, respectively, were on deposit with governmental authorities or trustees. Securities restricted as to sale amounted to $11,190 thousand at both December 31, 2015 and 2014. This amount represents member stock associated with membership in the Federal Home Loan Bank of Boston (“FHLBB”). The Company pledges securities to the FHLBB; the carrying amount was zero at both December 31, 2015 and 2014.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures.

The Company consolidates a VIE that was formed in July 2009 to facilitate a transaction in which the Company was compensated for effectively defeasing credit insurance protection related to certain asset-backed securities held by the Company. These asset-backed securities had a fair value of $10,163 thousand and $10,579 thousand and unpaid principal amount of $10,928 thousand and $11,375 thousand at December 31, 2015 and 2014, respectively, and are the sole assets of the VIE. In addition, the VIE contains a liability related to a swap with a fair value of $1,683 thousand and $2,616 thousand at December 31, 2015 and 2014, respectively. The creditors to the VIE (including the swap counterparty) do not have recourse to the Company in excess of the assets in the VIE. The total assets of the VIE at December 31, 2015 and 2014 are $8,532 thousand and $8,017 thousand, respectively.

4.    DEFERRED POLICY ACQUISITION COSTS

Prior period amounts have been revised to correct previously reported amounts in the amortization of deferred policy acquisition costs. These prior period revisions have also been reflected in the consolidated financial statements. See footnote #15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amounts of these revisions.

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, which are included in “Other assets”, are as follows:

	2015	2014	2013
	(in thousands)
Balance, beginning of year	$110,856	$102,996	$91,000
Capitalization of commissions, sales and issue expenses	14,086	15,186	11,964
Amortization, net of interest	(8,068)	(7,246)	32
Foreign currency translation	(202)	(80)	-

Balance, end of year	$116,672	$110,856	$102,996

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

5.    VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Prior period amounts have been revised to correct previously reported amounts in the amortization of valuation of business acquired. These prior period revisions have also been reflected in the consolidated financial statements. See footnote #15,

Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of these revisions.

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the year ended December 31, are as follows:

	2015	2014	2013
	(in thousands)
Balance, beginning of year	$214,484	$226,972	$230,443
Amortization (1)	(26,924)	(25,767)	(17,809)
Interest (2)	12,887	13,279	14,338

Balance, end of year	$200,447	$214,484	$226,972

(1) The weighted average remaining expected life for VOBA amortization is approximately 12 years.

(2) The interest accrual rate was 6.4%, 6.4% and 6.4% for 2015, 2014 and 2013, respectively.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in thousands)
2016	$11,221
2017	10,827
2018	8,444
2019	7,345
2020	6,275
2021 and thereafter	156,335

Total	$200,447

Goodwill

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed and was the result of the acquisition of CIGNA’s retirement business. For tax purposes, the transaction was accounted for as a purchase of assets and did not result in the recognition of any nondeductible assets.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount, as discussed in further detail in Note 2. There were no impairments recorded in 2015, 2014 or 2013.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Other Intangibles

On December 31, 2007, the Company acquired a portion of UBOC’s retirement business for $103 million of cash consideration. In recording the transaction, $2.6 million of the purchase price was paid for by the Company on behalf of Prudential Bank and Trust, FSB (“PB&T”), an affiliated company. The remaining purchase price of $100.4 million was included in other intangible assets as it represented the value of customer contracts, which is reflected in “Other Assets.” Other intangible assets at December 31 consist of:

	2015			2014
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in thousands)

Associated with UBOC acquisition	$100,400	$(32,245)	$68,155	$100,400	$(26,949)	$73,451

Customer contract-related intangibles associated with the acquisition of a portion of UBOC’s retirement business are being amortized over 25 years. Amortization expense for the other intangibles currently owned by the Company is expected to be as follows:

Total Other Intangible Amortization
(in thousands)
2016	$5,296
2017	5,149
2018	5,030
2019	4,890
2020	4,734
2021 and thereafter	43,056

Total	$68,155

6.    POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

	2015	2014
	(in thousands)
Group and individual annuities	$881,136	$957,943

Other contract liabilities	29,779	29,261

Total future policy benefits	$910,915	$987,204

Future policy benefits for group and individual annuities are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits is determined to be insufficient to provide for expected future policy benefits and maintenance expenses. Premium deficiency reserves of $76,489 thousand and $85,701 thousand have been recorded at December 31, 2015 and 2014, respectively. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 3.13% to 10.00%; less than 1% of the reserves are based on an interest rate in excess of 8.00%.

The future policy benefits for other contract liabilities represent liabilities which are associated with the guaranteed minimum withdrawal benefit for certain of the Company’s products, and are considered to be bifurcated embedded derivatives recorded at fair value. The Company issues the benefit as part of variable annuity contracts with a guaranteed withdrawal feature. The withdrawal feature guarantees that participants can withdraw amounts based on a percentage of their protected value. For the

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

variable annuity contracts taken collectively, the protected value under the contract is the greatest of: (1) the account value on the business day prior to locking in the benefit; (2) the highest contract value on a specified date plus subsequent purchase payments minus any withdrawals; or (3) for certain of the contracts, the total deposits made to the contract less any partial withdrawals compounded at a fixed percentage. Changes in the fair value of these embedded derivatives, along with any fees attributed or payments made relating to the embedded derivative, are recorded in “Realized investment gains (losses), net.” The interest rates used in the determination of present values range from 0.92% to 4.37%; none of the reserves are based on an interest rate in excess of 8.00%. The fair value of the embedded derivative resulted in a liability of $29,779 thousand and a liability of $29,261 thousand at December 31, 2015 and 2014, respectively. As disclosed in Note 2, the Company entered into a transaction with an affiliated company which is accounted for as a derivative in “Other assets” effectively offsetting the future policy benefit reserves at December 31, 2015 and 2014, respectively. See Note 10 for additional information.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 are as follows:

	2015	2014
	(in thousands)
Group annuities	$24,376,132	$23,823,858
Guaranteed investment contracts and guaranteed interest accounts	1,576	1,993

Policyholders’ account balances	$24,377,708	$23,825,851

Policyholders’ account balances represent an accumulation of account deposits plus allocated interest less withdrawals, expenses and mortality charges, if applicable. Additional liabilities are held if the contractual fund balance exceeds the experience accumulation and, if applicable, present value reserves based on guaranteed benefits based on contractual or Company assumptions. The interest rates used in the determination of the policyholders’ account balances range from 0.0% to 7.60%; none of the policyholders’ account balances have allocated interest rates in excess of 8.00%.

7.    REINSURANCE

The Company’s primary use of reinsurance relates to the assumption reinsurance used in the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to effect the transfer of the retirement business to the Company in 2004. The reinsurance agreements between the Company and CIGNA included coinsurance-with-assumption and modified coinsurance arrangements accounted for using the deposit method of accounting.

The Company entered into an automatic coinsurance agreement with an affiliate as part of its risk management and capital management strategies. Effective June 16, 2008, the Company entered into this agreement with Pruco Reinsurance Limited (“Pruco Re”), providing for 100% reinsurance of the Company’s guaranteed minimum withdrawal benefit associated with certain of the Company’s products. See Note 10 for additional information.

Since 2011, the Company has entered into several reinsurance agreements, to assume longevity risk in the United Kingdom. The Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. In 2015 and 2014, the Company entered into one and three significant reinsurance transactions, the account values associated with these transitions were $1.9 billion and $4.3 billion, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees, and policyholders’ benefits for the years ended December 31, were as follows:

	2015	2014	2013
	(in thousands)
Direct premiums	$-	$-	$-
Reinsurance assumed	432,675	210,109	130,584
Reinsurance ceded	-	-	-

Premiums	$432,675	$210,109	$130,584

Direct policy charges and fees	$143,264	$145,249	$131,691
Reinsurance assumed	2	2	1
Reinsurance ceded	-	-	-

Policy charges and fees	$143,266	$145,251	$131,692

Direct policyholders’ benefits	$1,206	$1,198	$513
Reinsurance assumed	461,847	243,647	188,298
Reinsurance ceded	(11)	(1)	160

Policyholders’ benefits	$463,042	$244,844	$188,971

8.    INCOME TAXES

Prior period amounts have been revised to correct previously reported amounts in the amortization of valuation of business acquired and deferred policy acquisition costs. These prior period revisions have also been reflected in the consolidated financial statements. See footnote #15 Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amounts of these revisions.

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2015	2014	2013

	(in thousands)
Current tax expense (benefit)
U.S.	$14,752	$21,172	$14,234
State and local	-	-	-
Foreign	159	177	181

Total	14,911	21,349	14,415

Deferred tax expense (benefit)
U.S.	4,017	17,720	6,516
State and local	-	-	-

Total	4,017	17,720	6,516

Income tax expense (benefit) on continuing operations	18,928	39,069	20,931

Income tax expense reported in stockholder’s equity related to:
Additional paid-in-capital	-	829	17,488
Other comprehensive income	(21,861)	(1,792)	(44,504)

Total income tax expense (benefit)	$(2,933)	$38,106	$(6,085)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2015	2014	2013

	(in thousands)
Expected federal income tax expense	$62,717	$82,678	$62,370
Non-taxable investment income	(35,370)	(36,787)	(33,294)
Foreign tax credit	(8,508)	(7,878)	(8,031)
Other	89	1,056	(114)

Total income tax expense on continuing operations	$18,928	$39,069	$20,931

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as a result, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2014 and current year results, and was adjusted to take into account current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and making Revenue Ruling 2007-61 obsolete. These activities had no impact on the Company’s 2013, 2014 or 2015 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2015	2014

	(in thousands)
Deferred tax assets
Insurance reserves	$208,881	$371,283
Other deferred tax assets	2,452	6,318

Deferred tax assets	211,333	377,601

Deferred tax liabilities
Investments	105,719	259,009
Net unrealized investment gains	23,176	49,715
Deferred policy acquisition costs and other intangibles	112,253	117,142
Other deferred tax liabilities	606	-

Deferred tax liabilities	241,754	425,866

Net deferred tax asset/(liability)	$(30,421)	$(48,265)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company had no valuation allowance as of December 31, 2015, and 2014, respectively.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. The addition of a valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

At December 31, 2015 and 2014, the Company had no federal or state operating and capital loss carryforwards for tax purposes.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. As of December 31, 2015, 2014 and 2013, the Company recognized nothing in the Consolidated Statement of Operations and recognized no liabilities in the Consolidated Statement of Financial Position for tax-related interest and penalties. The Company had no unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

At December 31, 2015, the Company remains subject to examination in the U.S. for tax years 2010-2015.

The Company joined the consolidated federal tax return of its ultimate parent, Prudential Financial, in 2010 and filed separate tax returns prior to 2010. The Company primarily files separate company state and local tax returns.

For tax years 2010 through 2016, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

9.    STOCKHOLDER’S EQUITY

Dividend and Return of Capital Restrictions

Without prior approval of its domiciliary commissioner, dividends to the shareholder are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the Company’s statutory surplus as of the preceding December 31 (surplus of $1,080,355 thousand as of December 31, 2015) or its statutory net gain from operations after federal income taxes for the twelve month period ending on the preceding December 31 ($157,170 thousand as of December 31, 2015), limited by the Company’s earned surplus as of the preceding December 31. Earned surplus is calculated as unassigned surplus ($147,686 thousand as of December 31, 2015) less 25% of cumulative unrealized capital gains as of the preceding December 31 (cumulative unrealized capital gains of $19,867 thousand as of December 31, 2015). Based on the December 31, 2015 calculation, there is capacity to pay $142,720 thousand in dividend without prior approval in 2016.

The Company paid dividends of $0 thousand, $188,544 thousand and $193,797 thousand to its Parent during the years ended December 31, 2015, 2014 and 2013, respectively. The Company paid a return of capital of $0 thousand and $511,456 thousand during the years ended December 31, 2015 and 2014 respectively.

In December 2013, the Company sold a private equity to Prudential Insurance, with a book value of $35,572 thousand, for $85,539 thousand. The resulting $49,967 thousand difference between book value and market value was recorded net of tax as a capital contribution at December 31, 2013.

In March 2014, the Company sold fixed maturities to Prudential Insurance with a book value of $33,907 thousand, for $37,421 thousand. The resulting $3,514 thousand difference between book value and market value was recorded net of tax as a capital contribution at March 31, 2014.

In December 2014, the Company purchased commercial mortgage and other loans from Prudential Insurance with a book value of $16,395 thousand, for $17,540 thousand. The resulting $1,145 thousand difference between book value and market value was recorded net of tax as a capital loss at December 31, 2014.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)

Balance, December 31, 2012	$52	$136,035	$136,087
Change in other comprehensive income before reclassifications	46	(119,576)	(119,530)
Amounts reclassified from AOCI	-	(7,624)	(7,624)
Income tax (expense) benefit	(16)	44,520	44,504

Balance, December 31, 2013	82	53,355	53,437
Change in other comprehensive income before reclassifications	(127)	9,599	9,472
Amounts reclassified from AOCI	-	(14,592)	(14,592)
Income tax (expense) benefit	45	1,747	1,792

Balance, December 31, 2014	-	50,109	50,109
Change in other comprehensive income before reclassifications	(84)	(48,246)	(48,330)
Amounts reclassified from AOCI	-	(14,085)	(14,085)
Income tax (expense) benefit	29	21,832	21,861

Balance, December 31, 2015	$(55)	$9,610	$9,555

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,		Affected line item in Consolidated
	2015	2014	Statements of Operations
	(in thousands)

Amounts reclassified from AOCI (1)(2):

Foreign currency translation adjustment:
Foreign currency translation adjustment	$-	$-

Total foreign currency translation adjustment	-	-

Net unrealized investment gains (losses):
Net unrealized investment gains (losses) - all other	(14,085)	(14,592)

Total net unrealized investment gains (losses)	(14,085)	(14,592)	(3)

Total reclassifications for the period	$(14,085)	$(14,592)

(1)	All amounts shown are before tax
(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on policyholders’ accounts balances.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Future Policy Benefits and Policyholders’ Account Balances	Deferred Income Tax Benefit (Liability)	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$1,897	$-	$(188)	$1,709
Net Investment gains (losses) on investments arising during the period	6,970	-	(2,439)	4,531
Reclassification adjustment for (gains) losses included in net income	(3,712)	-	1,299	(2,413)
Reclassification adjustment for OTTI losses excluded from net income (1)	112	-	(39)	73
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	-	-

Balance, December 31, 2013	$5,267	$-	$(1,367)	$3,900
Net Investment gains (losses) on investments arising during the period	109	-	(38)	71
Reclassification adjustment for (gains) losses included in net income	(4,000)	-	1,400	(2,600)
Reclassification adjustment for OTTI losses excluded from net income (1)	(695)	-	243	(452)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	-	-

Balance, December 31, 2014	$681	$-	$238	$919
Net Investment gains (losses) on investments arising during the period	6,800	-	(2,381)	4,419
Reclassification adjustment for (gains) losses included in net income	(3,373)	-	1,181	(2,192)
Reclassification adjustment for OTTI losses excluded from net income (1)	2	-	(1)	1
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	-	-

Balance, December 31, 2015	$4,110	$-	$(963)	$3,147

(1)	Represents “trdansfers in/out, net” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments (1)	Future Policy Benefits and Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$231,771	$(24,911)	$(72,535)	$134,325
Net Investment gains (losses) on investments arising during the period	(115,352)	-	40,373	(74,979)
Reclassification adjustment for (gains) losses included in net income	(3,912)	-	1,369	(2,543)
Reclassification adjustment for OTTI losses excluded from net income (2)	(112)	-	39	(73)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	(11,194)	3,919	(7,275)

Balance, December 31, 2013	$112,395	$(36,105)	$(26,835)	$49,455
Net Investment gains (losses) on investments arising during the period	38,559	-	(13,496)	25,063
Reclassification adjustment for (gains) losses included in net income	(10,592)	-	3,707	(6,885)
Reclassification adjustment for OTTI losses excluded from net income (2)	695	-	(243)	452
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	(29,069)	10,174	(18,895)

Balance, December 31, 2014	$141,057	$(65,174)	$(26,693)	$49,190
Net Investment gains (losses) on investments arising during the period	(65,603)	-	22,975	(42,628)
Reclassification adjustment for (gains) losses included in net income	(10,712)	-	3,752	(6,960)
Reclassification adjustment for OTTI losses excluded from net income (2)	(2)	-	1	(1)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	10,557	(3,695)	6,862

Balance, December 31, 2015	$64,740	$(54,617)	$(3,660)	$6,463

(1)	Includes cash flow hedges. See Note 12 for information on cash flow hedges.
(2)	Represents “transfers in/out, net” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Statutory Net Income and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of the Company amounted to $114,938 thousand, $190,985 thousand and $312,968 thousand for the years ended December 31, 2015, 2014 and 2013, respectively. Statutory capital and surplus of the Company amounted to $1,080,355 thousand and $932,669 thousand at December 31, 2015 and 2014, respectively.

10.    RELATED PARTY TRANSACTIONS

Service Agreements – Services Received

The Company has a service agreement with Prudential Insurance, approved July 30, 2004 by the State of Connecticut Department of Insurance (“CT DOI”) under which Prudential Insurance provides general and administrative services and other services to the Company. The related charges to the Company were $431,997 thousand, $406,836 thousand and $402,937 thousand for the years ended December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015 and 2014 the outstanding balances due to Prudential Insurance were $69,991 thousand and $75,594 thousand, respectively.

Under a separate agreement approved August 6, 2004 by the CT DOI, the Company receives cash management services from Prudential Insurance. The related charges to the Company were $1,062 thousand, $648 thousand and $673 thousand for the years ended December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015 and 2014 the outstanding balances due to Prudential Insurance were $90 thousand and $56 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company has an investment management agreement with Prudential Investment Management, Inc. (“PIM”) approved August 6, 2004 by the CT DOI. PIM provides investment management services to the Company for general and separate account assets. The related charges to the Company were $59,352 thousand, $59,822 thousand and $57,484 thousand for the years ended December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015 and 2014 the outstanding balances due to PIM were $5,574 thousand and $5,664 thousand, respectively.

In its ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty. Related party net derivative assets were $259,485 thousand and $152,612 thousand at December 31, 2015 and 2014, respectively.

The Company’s related party payables and receivables are generally settled monthly.

Stock Based Compensation and Employee Benefit Plans

General and administrative expenses also include allocations of stock compensation expenses related to a stock option program issued by Prudential Financial. The expense charged to the Company for the stock option program was $286 thousand, $399 thousand and $675 thousand for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final average earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $10,284 thousand, $8,351 thousand and $11,012 thousand for the years ended December 31, 2015, 2014 and 2013, respectively.

Prudential Insurance sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the plans was $3,855 thousand, $3,894 thousand and $3,824 thousand for the years ended December 31, 2015, 2014 and 2013, respectively.

Prudential Bank and Trust, FSB

Prudential Bank & Trust, FSB provides services as the trustee for assets held under trust agreements. The related charges to the Company were $6,467 thousand, $6,149 thousand and $5,488 thousand for the years ended December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015 and 2014 the outstanding balances due to Prudential Bank & Trust, FSB were $544 thousand and $512 thousand, respectively.

Prudential Investment Management Services Inc.

The Company has a service agreement with Prudential Investment Management Services Inc. (“PIMS”), a Prudential Financial subsidiary, approved in 2009, under which the Company charges PIMS fees related to mutual fund products sold through PIMS. The related revenues were $16,932 thousand, $17,328 thousand and $14,846 thousand for the years ended December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015 and 2014, respectively, the outstanding balance receivable from PIMS was $2,082 thousand and $1,836 thousand.

Line of Credit

The Company has a line of credit from Prudential Funding, LLC, a Prudential Financial subsidiary, dated April 1, 2004 under which the Company may borrow up to $1 billion to finance working capital needs. The interest rate is based on Prudential Funding, LLC’s cost of funds, plus expenses, at the time of the borrowing.

The outstanding balance was zero for the years ended December 31, 2015 and 2014, respectively. Interest expense related to borrowings under this line of credit was zero for the years ended December 31, 2015, 2014 and 2013, respectively. The total interest payable was zero for the years ended December 31, 2015 and 2014, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Note Receivable and Other Lending Activities

In 2015 and 2014, the Company made loans to an affiliate amounting to $17,450 thousand and $11,561 thousand, respectively. These loans had interest rates ranging from 1.32% to 2.30% with maturity dates through December 2028. The carrying value of the note receivables was $126,277 thousand and $110,827 thousand at December 31, 2015 and 2014, respectively. The fair value of the note receivables was $121,236 thousand and $107,894 thousand at December 31, 2015 and 2014, respectively. The total gain/(loss) earned by the Company was ($180) thousand, ($943) thousand and $338 thousand for the years ended December 31, 2015, 2014, and 2013, respectively. The total interest receivable was $251 thousand and $203 thousand at December 31, 2015, and 2014, respectively.

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $0 and $0 associated with these transactions at December 31, 2015 and 2014, respectively.

Separate Account Assets and Liabilities

Included in the Company’s Separate Account Asset and Liability balances are funds of Prudential Insurance of $95,530 thousand and $106,027 thousand as of December 31, 2015 and 2014, respectively.

Edison Place Senior Note LLC

In November 2007, Prudential Insurance formed Edison Place Senior Note LLC (“Edison Place”), a wholly-owned joint venture subsidiary, of Prudential Insurance. The purpose of Edison Place is to hold a portfolio of private placement investments, managed by Maranon Capital L.P. (“Maranon”). In April 2008, the Company, along with other affiliates, purchased an investment in Edison Place; the Company’s portion was $1,540 thousand, which represents a 12.03% interest in Edison Place.

Under the equity method of accounting the Company records in its consolidated financial statements, its share of Edison Place’s earnings, on a quarterly basis. The Company’s investment in Edison Place is $3,529 thousand and $6,564 thousand at December 31, 2015 and 2014, respectively. This amount is a component of “Other long-term investments” in the Consolidated Statement of Financial Position. The Company recorded an affiliated net gain in “Realized investment gains (losses), net” in the Consolidated Statement of Operations of $59 thousand, $266 thousand and $1,604 thousand for the years ended December 31, 2015, 2014 and 2013, respectively.

Pruco Reinsurance Limited

As discussed in Notes 2 and 6, during 2008 the Company entered into an automatic coinsurance reinsurance agreement with an affiliate as part of its risk and capital management strategies. Effective June 16, 2008, the Company entered into this agreement with Pruco Reinsurance Limited (“Pruco Re”), providing for 100% reinsurance of the Company’s guaranteed minimum withdrawal benefit associated with certain of the Company’s products. Fees ceded on this agreement, included in “Realized investment gains (losses), net” on the consolidated financial statements, were $13,572 thousand, $12,338 thousand and $9,443 thousand as of December 31, 2015, 2014 and 2013, respectively. Also, the Company received an expense allowance of $252 thousand, $153 thousand and $117 thousand from Pruco Re in 2015, 2014 and 2013, respectively. As of December 31, 2015 and 2014, the outstanding balances due from the Company were $1,131 thousand and $2,252 thousand, respectively.

The derivative associated with this agreement was an asset of $29,779 thousand as of December 31, 2015 and an asset of $29,261 thousand as of December 31, 2014. The change in the fair value of the derivative was a gain of $519 thousand for the year ended December 31, 2015, a gain of $64,502 thousand for the year ended December 31, 2014 and a loss of $36,005 thousand for the year ended December 31, 2013.

Prudential Insurance

The Company entered into an agreement in 2007 with the State of Connecticut Department of Economic and Community Development, whereby the Company may sell tax credits to other Prudential affiliates. The Company sold tax credits of $1,600 thousand, $0 thousand and $1,600 thousand in 2015, 2014 and 2013 respectively, to Prudential Insurance. At December 31, 2015 and 2014, the outstanding balance due to the Company was $1,600 thousand and $1,600 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

In June and December of 2012, the Company sold fixed maturities to Prudential Insurance, with an amortized cost of $29,806 thousand, for $30,864 thousand. The resulting $1,058 thousand difference between amortized cost and cash received was recorded net of tax as a capital contribution at December 31, 2012.

In December 2013, the Company sold a private equity to Prudential Insurance, with a book value of $35,572 thousand, for $85,539 thousand. The resulting $49,967 thousand difference between book value and market value was recorded net of tax as a capital contribution at December 31, 2013.

In March 2014, the Company sold fixed maturities to Prudential Insurance, with a book value of $33,907 thousand, for $37,421 thousand. The resulting $3,514 thousand difference between book value and market value was recorded net of tax as a capital contribution at March 31, 2014.

In December 2014, the Company purchased Commercial mortgage and other loans from Prudential Insurance, with a book value of $16,395 thousand, for $17,540 thousand. The resulting $1,145 thousand difference between book value and market value was recorded net of tax as a capital loss at December 31, 2014.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2021; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to Prudential Insurance and subsequently contributed to the Company, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note recievable from Prudential Financial. The Company, in turn, paid cash dividends totaling $500 million to Prudential Insurance which resulted in a reduction in the Company’s retained earnings.

The master trust’s payment obligations under each of the asset-backed notes are secured by corresponding payment obligations of a third party financial institution and a portfolio of specified assets that have an aggregate value at least equal to the principal amount of the applicable asset-backed note. The principal amount of each asset-backed note is payable to the Company in cash at any time upon demand by the Company or, if not earlier paid, at maturity. Each of the limited recourse notes obligates Prudential Financial to reimburse the applicable third party financial institution for any principal payments received on the corresponding asset-backed note, but there is no obligation to reimburse any portion of a principal payment that is needed by the Company to pay then current claims to its policyholders. Each limited recourse note bears interest at a rate equal to the rate on the corresponding asset-backed note, plus an amount representing fees payable to the applicable third party financial institution.

Mullin TBG Insurance Agency Services, LLC

In August 2011, the Company entered into a Legacy Business service agreement with Mullin TBG Insurance Agency Services, LLC (“Mullin”) whereby Mullin provides administrative and recordkeeping services to the Company’s nonqualified deferred compensation plans. The related charges to the Company were $928 thousand, $959 thousand and $1,365 thousand for the years ended December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015 and 2014, there were no outstanding balances due to Mullin, respectively.

In June 2012, the Company entered into a Total Retirement Solutions (“TRS”) service agreement with Mullin, whereby Mullin provides administrative and recordkeeping services to certain joint customers of the Company’s nonqualified deferred compensation plans. The related charges to the Company were $1,478 thousand, $1,349 thousand and $482 thousand for the years ended December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015 and 2014, there were no outstanding balances due to Mullin, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

11.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (certain corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value “NAV”), certain short-term investments, certain cash equivalents (primarily commercial paper), note receivable and certain OTC derivatives.

Level 3—Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain asset-backed and mortgage-backed securities, certain government securities, certain private fixed maturities and equity securities, certain manually priced fixed maturities, certain highly structured OTC derivative contracts, notes receivable, reinsurance recoverable and embedded derivatives resulting from certain products with guaranteed benefits.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)

Fixed maturities, available-for-sale:

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$8,866	$-	$-	$8,866

Obligations of U.S. states and their political subdivisions	-	5,095	-	-	5,095

Foreign government bonds	-	201,880	-	-	201,880

U.S. corporate public securities	-	690,576	-	-	690,576

U.S. corporate private securities	-	330,558	3,651	-	334,209

Foreign corporate public securities	-	193,540	-	-	193,540

Foreign corporate private securities	-	129,495	-	-	129,495

Asset-backed securities (4)	-	19,994	80,685	-	100,679

Commercial mortgage-backed securities	-	176,408	-	-	176,408

Residential mortgage-backed securities	-	86,952	477	-	87,429

Sub-total	-	1,843,364	84,813	-	1,928,177

Trading account assets supporting insurance liabilities:

U.S. Treasury securities and obligations of U.S. government authorities and agencies	-	45,044	-	-	45,044

Obligations of U.S. states and their political subdivisions	-	189,434	-	-	189,434

Foreign government bonds	-	135,242	33,883	-	169,125

Corporate securities	-	12,604,420	132,781	-	12,737,201

Asset-backed securities (4)	-	717,215	582,190	-	1,299,405

Commercial mortgage-backed securities	-	1,861,951	-	-	1,861,951

Residential mortgage-backed securities	-	1,426,964	1,394	-	1,428,358

Equity securities	-	-	-	-	-

Cash equivalents and short-term investments	596,090	166,684	-	-	762,774

Sub-total	596,090	17,146,954	750,248	-	18,493,292

Other trading account assets:

Corporate securities	-	6,106	-	-	6,106

Sub-total	-	6,106	-		6,106

Equity securities, available-for-sale	-	5,089	-	-	5,089

Other long-term investments	-	365,160	238	(105,975)	259,423

Short-term investments	92,017	3,625	-	-	95,642

Cash equivalents	-	-	-	-	-

Other assets	-	59,389	91,627	-	151,016

Sub-total excluding separate account assets	688,107	19,429,687	926,926	(105,975)	20,938,745

Separate account assets (2)	29,342,682	17,379,813	1,489,293	-	48,211,788

Total assets	$30,030,789	$36,809,500	$2,416,219	$(105,975)	$69,150,533

Future policy benefits	$-	$-	$29,779	$-	$29,779

Other liabilities	-	81,988	1,683	(81,988)	1,683

Total liabilities	$-	$81,988	$31,462	$(81,988)	$31,462

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	As of December 31, 2014(3)
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)

Fixed maturities, available-for-sale:

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$6,319	$-	$-	$6,319

Obligations of U.S. states and their political subdivisions	-	5,153	-	-	5,153

Foreign government bonds	-	114,810	-	-	114,810

U.S. corporate public securities	-	730,708	5,974	-	736,682

U.S. corporate private securities	-	401,045	3,537	-	404,582

Foreign corporate public securities	-	176,831	-	-	176,831

Foreign corporate private securities	-	132,887	-	-	132,887

Asset-backed securities (4)	-	26,720	70,445	-	97,165

Commercial mortgage-backed securities	-	298,104	-	-	298,104

Residential mortgage-backed securities	-	106,728	558	-	107,286

Sub-total	-	1,999,305	80,514	-	2,079,819

Trading account assets supporting insurance liabilities:

U.S. Treasury securities and obligations of U.S. government authorities and agencies	-	45,879	-	-	45,879

Obligations of U.S. states and their political subdivisions	-	198,842	-	-	198,842

Foreign government bonds	-	147,856	20,997	-	168,853

Corporate securities	-	12,224,326	81,778	-	12,306,104

Asset-backed securities (4)	-	819,896	377,779	-	1,197,675

Commercial mortgage-backed securities	-	2,546,481	-	-	2,546,481

Residential mortgage-backed securities	-	1,674,600	1,634	-	1,676,234

Equity securities	-	-	9,700	-	9,700

Cash equivalents and short-term investments	161,935	33,766	-	-	195,701

Sub-total	161,935	17,691,646	491,888	-	18,345,469

Other trading account assets:

Corporate securities	-	6,841	-	-	6,841

Sub-total	-	6,841	-		6,841

Equity securities, available-for-sale	8	5,205	831	-	6,044

Other long-term investments	1,073	255,141	228	(104,054)	152,388

Short-term investments	-	6,500	-	-	6,500

Other assets	-	28,956	108,011	-	136,967

Sub-total excluding separate account assets	163,016	19,993,594	681,472	(104,054)	20,734,028

Separate account assets (2)	31,883,167	19,411,997	1,128,991	-	52,424,155

Total assets	$32,046,183	$39,405,591	$1,810,463	$(104,054)	$73,158,183

Future policy benefits	$-	$-	$29,261	$-	$29,261

Other liabilities	39,368	99,977	2,616	(101,050)	40,911

Total liabilities	$39,368	$99,977	$31,877	$(101,050)	$70,172

(1)

“Netting” amounts represent cash collateral of $(23,987) thousand and $(3,004) thousand as of December 31, 2015 and 2014, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreements.

(2)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of mortgage loans and JV/LP investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(3)	Prior period’s amounts are presented on a basis consistent with the current period presentation.
(4)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2015 and 2014, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets – Trading account assets consist primarily of fixed maturity securities and equity securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Derivative Instruments - Derivatives are recorded at fair value, within “Other long-term investments”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, single name credit default swaps and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The vast majority of the Company’s derivative agreements with are with PGF, who transacts with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over “LIBOR” into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include other structured products. These derivatives are valued based upon models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets – Separate Account Assets include primarily fixed maturity securities, treasuries, real estate-related investments, real estate mortgage loans, short term investments, derivative instruments and equity securities for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.

Other Assets and Future Policy Benefits – includes an affiliated agreement, which covers the reinsurance of the GMWB feature of certain of the Company’s products. The fair values of the GMWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived non-performance (“NPR”), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Other assets also include an affiliated note receivable, which is valued based on a broker quote. Since this assumption is unobservable and is considered to be a significant input to the valuation, the note receivable is included within Level 3 in the fair value hierarchy.

Other Liabilities - Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Transfers between Levels 1 and 2 – Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. During the year ended December 31, 2015, $155 million was transferred from Level 1 to Level 2 and $152 million was transferred from Level 2 to 1. During the year ended December 31, 2014, $221 million was transferred from Level 1 to 2 and $90 million were transferred from Level 2 to 1. Transfers into or out of Level 1 and 2 are generally reported as the value as of the beginning of the period in which the transfer occurs.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Level 3 Assets and Liabilities by Price Source – The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2015
	Internal (1)	External (2)	Total

	(in thousands)
Foreign government bonds	$-	$33,883	$33,883
Corporate securities	87,698	48,734	136,432
Asset-backed securities (4)	66,154	596,721	662,875
Residential mortgage-backed securities	1,871	-	1,871
Other long-term investments	238	-	238
Other assets	29,779	61,848	91,627

Subtotal excluding separate account assets (3)	185,740	741,186	926,926
Separate account assets	1,125,367	363,926	1,489,293

Total assets	$1,311,107	$1,105,112	$2,416,219

Future policy benefits	$29,779	$-	$29,779
Other liabilities	1,683	-	1,683

Total liabilities	$31,462	$-	$31,462

	As of December 31, 2014
	Internal (1)	External (2)	Total

	(in thousands)
Foreign government bonds	$-	$20,997	$20,997
Corporate securities	59,335	31,954	91,289
Asset-backed securities (4)	58,900	389,324	448,224
Residential mortgage-backed securities	2,192	-	2,192
Equity securities	831	9,700	10,531
Other long-term investments	228	-	228
Other assets	29,074	78,937	108,011

Subtotal excluding separate account assets (3)	150,560	530,912	681,472
Separate account assets	966,824	162,167	1,128,991

Total assets	$1,117,384	$693,079	$1,810,463

Future policy benefits	$29,261	$-	$29,261
Other liabilities	-	2,616	2,616

Total liabilities	$29,261	$2,616	$31,877

(1)

Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.
(4)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2015

	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)

	(in thousands)

Assets:
Corporate securities (9)	$87,698	Discounted cash flow	Discount rate	5.76% - 20.00% (8.86%)	Increase
		Market comparables	EBITDA multiples (2)	5.0X	Decrease
		Liquidation	Liquidation value	16%	Decrease

Asset-backed securities	$66,154	Discounted cash flow	Average Life (years)	5 years - 13 years (6.06)	Decrease
			Comparable security yields	5.48% - 7.04% (6.81%)	Decrease

Liabilities:
Future policy benefits (3)	$29,779	Discounted cash flow	Lapse rate (4)	0% - 15%	Decrease
			NPR spread (5)	.06% - 1.76%	Decrease
			Utilization rate (6)	100%	Increase
			Withdrawal rate (7)	91% - 100%	Increase
			Mortality rate (8)	0% - 12%	Decrease
			Equity volatility curve	17% - 26%	Increase

	As of December 31, 2014

	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)

	(in thousands)

Assets:
Corporate securities (9)	$59,335	Discounted cash flow	Discount rate	10.4% - 15% (13.46%)	Decrease
		Market comparables	EBITDA multiples (2)	6.1X	Increase
		Liquidation	Liquidation value	89%	Increase

Asset-backed securities	$58,900	Discounted cash flow	Average life (years)	6 years - 14 years (6.88 years)	Increase
			Comparable security yields	7.2% - 8.86% (8.6%)	Decrease

Liabilities:
Future policy benefits (3)	$29,261	Discounted cash flow	Lapse rate (4)	0% - 15%	Decrease
			NPR spread (5)	0.0% - 1.30%	Decrease
			Utilization rate (6)	100%	Increase
			Withdrawal rate (7)	91% - 100%	Increase
			Mortality rate (8)	0% - 12%	Decrease
			Equity volatility curve	17% - 25%	Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)

Represents multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)

Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation

(4)	Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit. Lapse rates are reduced when contracts are more in-the-money.
(5)

To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position.

(6)

The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. It is assumed all contracts will eventually begin withdrawals.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

(7)

The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(8)

Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%.

(9)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits—The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statements of Operations. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Commercial Mortgage Loans—Separate account assets include $510 million and $492 million of commercial mortgage loans as of December 31, 2015 and 2014 respectively that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which ranged from 1.49% to 4.27% (1.74% weighted average) as of December 31, 2015 and 1.17% to 8.39% (1.46% weighted average) as of December 31, 2014. In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3 – Prudential has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, Prudential has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark return, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

		Year Ended December 31, 2015
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Private Securities	Asset-Backed (6)	Residential Mortgage- Backed
		(in thousands)

Fair Value, beginning of period	$5,974	$3,537	$-	$70,445	$558

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	-	(118)	2	-	-

Asset management fees and other income	-	-	-	-	-

Included in other comprehensive income (loss)	(5)	66	-	3,533	3

Net investment income	(1)	-	-	3,821	(3)

Purchases	759	517	-	-	-

Sales	-	(7)	-	-	-

Issuances	-	-	-	-	-

Settlements	(121)	(343)	(2)	(203)	(81)

Transfers into Level 3 (2)	-	-	-	4,461	-

Transfers out of Level 3 (2)	(6,607)	-	-	(1,372)	-

Fair Value, end of period	$-	$3,651	$-	$80,685	$477

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$-	$(119)	$-	$-	$-

Asset management fees and other income	$-	$-	$-	$-	$-

Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Trading Account Assets Supporting Insurance Liabilities
	Foreign Government	Corporate	Asset-Backed (6)	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity
	(in thousands)

Fair Value, beginning of period	$20,997	$81,778	$377,779	$0	$1,634	$9,700

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	-	-	-	-	-	-

Asset management fees and other income	-	(28,202)	(7,038)	31	12	300

Included in other comprehensive income (loss)	-	-	-	-	-	-

Net investment income	-	741	1,168	-	(3)	-

Purchases	15,670	85,569	326,129	25,387	-	-

Sales	-	(8,392)	(15,786)	-	-	-

Issuances	-	-	-	-	-	-

Settlements	(2,784)	(34,814)	(10,722)	(31)	(249)	(10,000)

Other (1)	-	-	-	-	-	-

Transfers into Level 3 (2)	-	76,950	270,147	-	-	-

Transfers out of Level 3 (2)	-	(40,849)	(359,487)	(25,387)	-	-

Fair Value, end of period	$33,883	$132,781	$582,190	$0	$1,394	$-

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-

Asset management fees and other income	$-	$8,334	$(7,077)	$0	$11	$-

Included in other comprehensive income (loss)	$-	$-	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Equity Securities Available-For-Sale	Other Long-Term Investments	Other Assets
	(in thousands)

Fair Value, beginning of period	$831	$228	$108,011

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	473	(70)	(9,191)

Asset management fees and other income	-	-	-

Included in other comprehensive income (loss)	(352)	-	(1,798)

Net investment income	-	-	74

Purchases	-	80	34,900

Sales	-	-	(17,450)

Issuances	-	-	9,898

Settlements	(952)	-	-

Other (1)	-	-	-

Transfers into Level 3 (2)	-	-	29,700

Transfers out of Level 3 (2)	-	-	(62,517)

Fair Value, end of period	$0	$238	$91,627

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$-	$(70)	$(5,037)

Asset management fees and other income	$-	$-	$-

Included in other comprehensive income (loss)	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Separate Account Assets(4)	Future Policy Benefits	Other Liabilities

	(in thousands)

Fair Value, beginning of period	$1,128,991	$(29,261)	$(2,616)

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	-	9,378	826

Asset management fees and other income	-	-	-

Interest credited to policyholders’ account balances	57,204	-	-

Included in other comprehensive income (loss)	-	-	-

Net investment income	330	-	-

Purchases	764,010	-	-

Sales	(146,541)	-	107

Issuances	-	(9,896)	-

Settlements	(104,717)	-	-

Other (1)	-	-	-

Transfers into Level 3 (2)	30,141	-	-

Transfers out of Level 3 (2)	(240,125)	-	-

Fair Value, end of period	$1,489,293	$(29,779)	$(1,683)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$-	$5,037	$840

Asset management fees and other income	$-	$-	$-

Interest credited to policyholders’ account balances	$(3,295)	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2014(5)

	Fixed Maturities Available-For-Sale

	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Asset-Backed (6)	Residential Mortgage-Backed

	(in thousands)

Fair Value, beginning of period	$9,082	$-	$76,212	$682

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	1,478	-	-	-

Asset management fees and other income	-	-	-	-

Included in other comprehensive income (loss)	(76)	-	(4,914)	-

Net investment income	(75)	-	4,087	(4)

Purchases	3,841	-	2,952	-

Sales	(2,619)	-	-	-

Issuances	-	-	-	-

Settlements	(4,642)	-	(7,730)	(120)

Other (1)	-	-	-	-

Transfers into Level 3 (2)	2,611	-	1,706	-

Transfers out of Level 3 (2)	(89)	-	(1,868)	-

Inter entity asset transfers	(3,537)	3,537	-	-

Fair Value, end of period	$5,974	3,537	$70,445	$558

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$(97)	$-	$-	$-

Asset management fees and other income	$-	$-	$-	$-

Included in other comprehensive income (loss)	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2014

	Trading Account Assets Supporting Insurance Liabilities

	Foreign Government Bonds	Corporate	Asset- Backed (6)	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity

	(in thousands)

Fair Value, beginning of period	$-	$83,908	$368,369	$-	$1,891	$9,476

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	-	-	-	-	-	-

Asset management fees and other income	-	(7,994)	(3,175)	171	11	454

Included in other comprehensive income (loss)	-	-	-	-	-	-

Net investment income	-	262	1,172	(13)	(4)	-

Purchases	20,997	158,692	116,501	86,572	-	-

Sales	-	(145,773)	(11,561)	-	-	(230)

Issuances	-	-	-	-	-	-

Settlements	-	(9,539)	(25,890)	(78)	(264)	-

Other (1)	-	-	-	-	-	-

Transfers into Level 3 (2)	-	5,856	46,189	-	-	-

Transfers out of Level 3 (2)	-	(3,634)	(113,826)	(86,652)	-	-

Fair Value, end of period	$20,997	$81,778	$377,779	$-	$1,634	$9,700

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-

Asset management fees and other income	$-	$3,974	$(1,505)	$(110)	$19	$306

Included in other comprehensive income (loss)	$-	$-	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2014

	Equity Securities Available-For- Sale	Other Long- Term Investments	Other Assets

	(in thousands)

Fair Value, beginning of period	$710	$365	$58,131

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	-	(137)	55,210

Asset management fees and other income	-	-	-

Included in other comprehensive income (loss)	121	-	(2,710)

Net investment income	-	-	51

Purchases	479	-	11,561

Sales	(479)	-	-

Issuances	-	-	9,291

Settlements	-	-	(101)

Other (1)	-	-	-

Transfers into Level 3 (2)	-	-	61,916

Transfers out of Level 3 (2)	-	-	(85,338)

Fair Value, end of period	$831	$228	$108,011

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$-	$-	$53,670

Asset management fees and other income	$-	$-	$-

Included in other comprehensive income (loss)	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2014

	Separate Account Assets(4)	Future Policy Benefits	Other Liabilities

	(in thousands)

Fair Value, beginning of period	$939,528	$35,241	$(4,954)

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	-	(55,211)	2,338

Asset management fees and other income	-	-	-

Interest credited to policyholders’ account balances	56,103	-	-

Included in other comprehensive income (loss)	-	-	-

Net investment income	106	-	-

Purchases	192,436	-	-

Sales	(35,677)	-	-

Issuances	-	(9,291)	-

Settlements	(67,953)	-	-

Other (1)	-	-	-

Transfers into Level 3 (2)	69,692	-	-

Transfers out of Level 3 (2)	(25,244)	-	-

Fair Value, end of period	$1,128,991	$(29,261)	$(2,616)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$-	$(53,670)	$2,210

Asset management fees and other income	$-	$-	$-

Interest credited to policyholders’ account balances	$39,089	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2013(5)

	Fixed Maturities Available-For-Sale

	U.S. Corporate Public Securities	Asset- Backed (6)	Commercial Mortgage- Backed	Residential Mortgage- Backed

	(in thousands)

Fair Value, beginning of period	$19,814	$70,654	$112	$784

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	(931)	-	25	-

Asset management fees and other income	-	-	-	-

Included in other comprehensive income (loss)	629	4,476	(100)	(3)

Net investment income	(221)	3,805	12	(3)

Purchases	2,572	17,978	505	-

Sales	(42)	-	-	-

Issuances	-	-	-	-

Settlements	(10,470)	(12,295)	(49)	(96)

Other (1)	-	(995)	-	-

Transfers into Level 3 (2)	179	-	-	-

Transfers out of Level 3 (2)	(2,448)	(7,411)	(505)	-

Fair Value, end of period	$9,082	$76,212	$-	$682

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$(425)	$-	$-	$-

Asset management fees and other income	$-	$-	$-	$-

Included in other comprehensive income (loss)	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2013

	Trading Account Assets Supporting Insurance Liabilities

	Corporate	Asset- Backed (6)	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity

	(in thousands)

Fair Value, beginning of period	$93,344	$366,083	$1,433	$2,224	$7,094

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	-	-	-	-	-

Asset management fees and other income	(6,236)	(91)	(1,381)	13	2,382

Included in other comprehensive income (loss)	-	-	-	-	-

Net investment income	(127)	3,693	160	(3)	-

Purchases	18,009	321,116	74,433	-	133

Sales	-	(27)	-	-	(133)

Issuances	-	-	-	-	-

Settlements	(49,385)	(204,950)	(642)	(343)	-

Other (1)	-	(74,813)	-	-	-

Transfers into Level 3 (2)	52,249	-	50	-	-

Transfers out of Level 3 (2)	(23,946)	(42,642)	(74,053)	-	-

Fair Value, end of period	$83,908	$368,369	$-	$1,891	$9,476

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$-	$-	$-	$-	$-

Asset management fees and other income	$(5,445)	$1,898	$(451)	$(8)	$2,539

Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2013
	Other Trading Account Assets- Asset- Backed Securities	Equity Securities Available-For- Sale	Other Long- Term Investments	Other Assets

	(in thousands)

Fair Value, beginning of period	$-	$607	$-	$6,250

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	-	-	365	(44,006)

Asset management fees and other income	-	-	-	-

Included in other comprehensive income (loss)	-	103	-	(376)

Net investment income	-	-	-	15

Purchases	-	-	-	98,766

Sales	-	-	-	(80,749)

Issuances	-	-	-	8,001

Settlements	-	-	-	-

Other (1)	-	-	-	75,722

Transfers into Level 3 (2)	-	-	-	-

Transfers out of Level 3 (2)	-	-	-	(5,492)

Fair Value, end of period	$-	$710	$365	$58,131

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$-	$-	$-	$(45,111)

Asset management fees and other income	$-	$-	$-	$-

Included in other comprehensive income (loss)	$-	$-	$-	$-

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2013

	Separate	Future

	Account	Policy	Other

	Assets(4)	Benefits	Liabilities

	(in thousands)

Fair Value, beginning of period	$879,788	$(764)	$(2,448)

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	-	44,006	(2,506)

Asset management fees and other income	-	-	-

Interest credited to policyholders’ account balances	32,950	-	-

Included in other comprehensive income (loss)	-	-	-

Net investment income	(856)	-	-

Purchases	191,366	-	-

Sales	(31,259)	-	-

Issuances	-	(8,001)	-

Settlements	(89,170)	-	-

Transfers into Level 3 (2)	9,259	-	-

Transfers out of Level 3 (2)	(52,550)	-	-

Fair Value, end of period	$939,528	$35,241	$(4,954)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)

Included in earnings:

Realized investment gains (losses), net	$-	$45,111	$(2,638)

Asset management fees and other income	$-	$-	$-

Interest credited to policyholders’ account balances	$24,712	$-	$-

(1)	Other primarily represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs for any such assets still held at the end of the quarter.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(5)	Prior period’s amounts are presented on a basis consistent with the current period presentation.
(6)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

Transfers—Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables include NPR and exclude embedded derivatives, and associated reinsurance recoverable. The derivative assets and liabilities shown below are included in “Other long-term investments and Other liabilities” in the tables presented above, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.”

	As of December 31, 2015

	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)

Derivative assets:
Interest Rate	$-	$149,242	$-	$-	$149,242
Currency	-	876	-	-	876
Credit	-	-	-	-	-
Currency/Interest Rate	-	215,042	-	-	215,042
Equity	-	-	59	-	59
Netting(1)	-	-	-	(105,975)	(105,975)

Total derivative assets	$-	$365,160	$59	$(105,975)	$259,244

Derivative liabilities:
Interest Rate	$-	$81,546	$1,683	$-	$83,229
Currency	-	104	-	-	104
Credit	-	-	-	-	-
Currency/Interest Rate	-	338	-	-	338
Equity	-	-	-	-	-
Netting(1)	-	-	-	(81,988)	(81,988)

Total derivative liabilities	$-	$81,988	$1,683	$(81,988)	$1,683

(1) “Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty

	As of December 31, 2014

	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)

Derivative assets:
Interest Rate	$1,073	$161,963	$-	$-	$163,036
Currency	-	644	-	-	644
Credit	-	-	-	-	-
Currency/Interest Rate	-	92,534	-	-	92,534
Equity	-	-	-	-	-
Netting(1)	-	-	-	(104,054)	(104,054)

Total derivative assets	$1,073	$255,141	$-	$(104,054)	$152,160

Derivative liabilities:
Interest Rate	$2,524	$98,502	$2,616	$-	$103,642
Currency	-	11	-	-	11
Credit	-	27	-	-	27
Currency/Interest Rate	-	1,437	-	-	1,437
Equity	-	-	-	-	-
Netting(1)	-	-	-	(101,050)	(101,050)

Total derivative liabilities	$2,524	$99,977	$2,616	$(101,050)	$4,067

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Changes in Level 3 derivative assets and liabilities—The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the years ended December 31, 2015, 2014 and 2013 as well as the portion of gains or losses included in income for the years ended December 31, 2015, 2014 and 2013, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2015, 2014 and 2013, respectively.

	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013

	Derivative Assets- Equity	Derivative Liabilities - Interest Rate	Derivative Assets- Equity	Derivative Liabilities - Interest Rate	Derivative Assets- Equity	Derivative Liabilities - Interest Rate
	(in thousands)		(in thousands)		(in thousands)

Fair Value, beginning of period	$-	$(2,616)	$-	$(4,954)	$-	$(2,448)

Total gains (losses) (realized/unrealized):

Included in earnings:

Realized investment gains (losses), net	(20)	826	-	2,338	-	(2,506)

Asset management fees and other income	-	-	-	-	-	-

Purchases	79	-	-	-	-	-

Sales	-	107	-	-	-	-

Issuances	-	-	-	-	-	-

Settlements	-	-	-	-	-	-

Transfers into Level 3 (1)	-	-	-	-	-	-

Transfers out of Level 3 (1)	-	-	-	-	-	-

Fair Value, end of period	$59	$(1,683)	$-	$(2,616)	$-	$(4,954)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held

Included in earnings:

Realized investment gains (losses), net	$(20)	$840	$-	$2,210	$-	$(2,638)

Asset management fees and other income	$-	$-	$-	$-	$-	$-

(1) Transfers into or out of Level 3 are generally reported at the value as of the beginning of the period in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. There were no fair value reserve adjustments for the year ended December 31, 2015. The carrying value of these loans as of December 31, 2015 was $0. Similar nonrecurring fair value adjustments on commercial mortgage and other loans resulted in losses of $0 and $2,890 thousand for the years ended December 31, 2014 and 2013, respectively. The reserve adjustments were based on discounted cash flows utilizing market rates.

Impairments of $97 thousand, $41 thousand and $539 thousand were recorded for the years ended December 31, 2015, 2014 and 2013, respectively, on certain cost method investments. The impairments were based primarily on discounted future cash flow models, and, where appropriate, valuations provided by the general partners taking into consideration with deal and management fee expenses and classified as Level 3 in the hierarchy.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Fair Value of Financial Instruments – The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2015					December 31, 2014
	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount
	Level 1	Level 2	Level 3	Total	Total	Total	Total
	(in thousands)

Assets:

Commercial mortgage and other loans	$-	$-	$5,428,867	$5,428,867	$5,344,334	$5,121,877	$4,902,785

Cash and cash equivalents	15,786	-	-	15,786	$15,786	65,694	65,694

Accrued investment income	-	181,999	-	181,999	$181,999	187,282	187,282

Reinsurance recoverables	-	-	649,538	649,538	$649,538	704,450	704,450

Other long term investments	-	-	2,050	2,050	$1,913	1,913	1,905

Other assets	-	63,438	-	63,438	$63,438	64,619	64,619

Total Assets	$15,786	$245,437	$6,080,455	$6,341,678	$6,257,008	$6,145,835	$5,926,735

Liabilities:

Policyholders’ account balances - investment contracts	$-	$-	$24,385,672	$24,385,672	$24,377,708	$23,927,818	$23,825,851

Reinsurance payables	-	-	650,575	650,575	650,575	705,707	705,707

Cash collateral for loaned securities	-	340,257	-	340,257	340,257	406,390	406,390

Other liabilities	-	157,651	-	157,651	157,651	180,251	180,251

Separate account liabilities - investment contracts	-	44,261,437	3,802,078	48,063,515	48,063,514	52,279,000	52,279,000

Total Liabilities	$-	$44,759,345	$28,838,325	$73,597,670	$73,589,705	$77,499,166	$77,397,199

(1)

Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below:

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Cash, Accrued Investment Income, Reinsurance Recoverables and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, and accounts receivable.

Other Long-Term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2015 and 2014.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset or liability approximates fair value, as they equal the amount of cash collateral received or paid.

Separate Account Liabilities–Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short-term until settlement of these liabilities, the Company believes that carrying value approximates fair value.

12.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling.

Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into these contracts with Prudential Global Funding (“PGF”), who enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including forwards and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Under currency forwards, the Company agrees with PGF to deliver a specified amount of an identified currency at a specified future date. Typically the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with PGF to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Other Contracts

The Company uses “to-be-announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Synthetic Guarantees

The Company sells synthetic guaranteed investment contracts (“GICs”), through both full service and investment-only sales channels, to investment vehicles primarily used by qualified defined contribution pension plans. The synthetic GICs are issued in respect of assets that are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts establish participant balances and credit interest thereon. The participant balances are supported by the underlying assets. In connection with certain participant-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining participant balances will be paid by the Company. Under U. S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

Embedded Derivatives

The Company sells variable annuity products and separate account funding agreements, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains portfolio of derivative instruments that is intended to offset certain risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps and other instruments.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, by the primary underlying, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk. This netting impact results in total derivative assets of $259,244 thousand and $152,160 thousand as of December 31, 2015 and 2014, respectively, and total derivative liabilities of $1,683 thousand and $4,067 thousand as of December 31, 2015 and 2014, respectively, reflected in the Consolidated Statement of Financial Position.

	December 31, 2015				December 31, 2014
		Notional Amount	Fair Value			Notional Amount	Fair Value
Primary Underlying/Instrument Type			Assets	Liabilities			Assets	Liabilities
		(in thousands)				(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$	190,361	$16,671	$-	$	98,268	$3,047	$(29)

Total Qualifying Hedges	$	190,361	$16,671	$-	$	98,268	$3,047	$(29)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$	3,281,328	$149,242	$(83,229)	$	2,975,775	$161,963	$(101,118)
Interest Rate Futures		-	-	-		1,997,700	1,073	(2,524)
Interest Rate Forwards		-	-	-		-	-	-
Foreign Currency
Foreign Currency Forwards		49,506	876	(104)		20,781	644	(11)
Currency/Interest Rate
Foreign Currency Swaps		1,349,489	198,371	(338)		1,256,447	89,487	(1,408)
Credit
Credit Default Swaps		-	-	-		3,350	-	(27)
Equity
Equity Options		901	59	-		521	-	-

Total Non-Qualifying Derivatives	$	4,681,224	$348,548	$(83,671)	$	6,254,574	$253,167	$(105,088)

Total Derivatives (1)	$	4,871,585	$365,219	$(83,671)	$	6,352,842	$256,214	$(105,117)

(1)

Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $29,600 thousand as of December 31, 2015 and a net liability of $29,033 thousand as of December 31, 2014, included in “Future Policy Benefits”, “Fixed Maturities, Available-for-sale” and “Other long-term investments”.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting agreement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount

	(in thousands)

Offsetting of Financial Assets:
Derivatives	$365,160	$(105,975)	$259,185	$(214,809)	$44,376

Total Assets	$365,160	$(105,975)	$259,185	$(214,809)	$44,376

Offsetting of Financial Liabilities:
Derivatives	$81,988	$(81,988)	$-	$-	$-

Total Liabilities	$81,988	$(81,988)	$-	$-	$-

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount

	(in thousands)

Offsetting of Financial Assets:
Derivatives	$256,214	$(104,054)	$152,160	$(143,875)	$8,285

Total Assets	$256,214	$(104,054)	$152,160	$(143,875)	$8,285

Offsetting of Financial Liabilities:
Derivatives	$102,501	$(101,050)	$1,451	$-	$1,451

Total Liabilities	$102,501	$(101,050)	$1,451	$-	$1,451

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. See Note 2 for additional information.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are interest rate swaps and currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2015
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Accumulated Other Comprehensive Income (1)

Derivatives Designated as Hedge Accounting Instruments:	(in thousands)
Cash flow hedges
Currency/Interest Rate	$(61)	$1,196	$10,775	$-	$2,893

Total cash flow hedges	(61)	1,196	10,775	-	2,893

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	27,879	-	-	-	-
Currency	2,455	-	-	-	-
Currency/Interest Rate	144,016	-	2,531	-	-
Credit	(7)	-	-	-	-
Equity	(20)	-	-	-	-
Embedded Derivatives and derivative associated with the reinsurance contract	925	-	-	-	-

Total non-qualifying hedges	175,248	-	2,531	-	-

Total	$175,187	$1,196	$13,306	$-	$2,893

	Year Ended December 31, 2014
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Accumulated Other Comprehensive Income (1)

Derivatives Designated as Hedge Accounting Instruments:	(in thousands)
Cash flow hedges
Currency/Interest Rate	$-	$142	$5,923	$-	$69

Total cash flow hedges	-	142	5,923	-	69

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(114,227)	-	-	-	-
Currency	1,835	-	-	-	-
Currency/Interest Rate	118,450	-	2,191	-	-
Credit	(209)	-	-	-	-
Equity	(45)	-	-	-	-
Embedded Derivatives and derivative associated with the reinsurance contract	1,688	-	-	-	-

Total non-qualifying hedges	7,492	-	2,191	-	-

Total	$7,492	$142	$8,114	$-	$69

	Year Ended December 31, 2013
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Accumulated Other Comprehensive Income (1)

Derivatives Designated as Hedge Accounting Instruments:	(in thousands)
Cash flow hedges
Currency/Interest Rate	$-	$108	$(1,805)	$-	$(1,016)

Total cash flow hedges	-	108	(1,805)	-	(1,016)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	71,695	-	-	-	-
Currency	(410)	-	-	-	-
Currency/Interest Rate	(15,005)	-	(422)	-	-
Credit	(1,231)	-	-	-	-
Equity	(308)	-	-	-	-
Embedded Derivatives and derivative associated with the reinsurance contract	5,185	-	-	-	-

Total non-qualifying hedges	59,926	-	(422)	-	-

Total	$59,926	$108	$(2,227)	$-	$(1,016)

(1) Amounts deferred in “Accumulated other comprehensive income (loss).”

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

For the years ended December 31, 2015, 2014 and 2013, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2012	$(216)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2013	(2,713)
Amount reclassified into current period earnings	1,697

Balance, December 31, 2013	(1,232)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2014	6,135
Amount reclassified into current period earnings	(6,065)

Balance, December 31, 2014	(1,162)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2015	14,803
Amount reclassified into current period earnings	(11,911)

Balance, December 31, 2015	$1,730

Using December 31, 2015 values, it is anticipated that a pre-tax gain of approximately $1,734 thousand will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2016, offset by amounts pertaining to the hedged items. As of December 31, 2015, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Comprehensive Income.

Credit Derivatives

Credit derivatives where the Company has written credit protection was zero as of December 31, 2015 and 2014, respectively.

The Company purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2015 and 2014, the Company had $0 thousand and $3,350 thousand of outstanding notional amounts, respectively, reported at fair value as a liability of $0 thousand and a liability of $27 thousand, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (“OTC”) derivative transactions is represented by the contracts with a positive fair value at the reporting date.

The Company has credit risk exposure to PGF, an affiliate, related to its over-the-counter derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, where appropriate. In the normal course of business, the Company may receive or post securities or cash collateral with PGF. Securities collateral is not recognized on the Consolidated Statement of Financial Position. Cleared derivatives are transactions between the Company and a counterparty where the transactions are cleared through a clearinghouse, such that each derivative counterparty is only exposed to the default of the clearinghouse. These cleared transactions require initial and daily variation margin collateral postings and include certain interest rate swaps and credit default swaps entered into on or after June 10, 2013, related to guidelines under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Company also enters into exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Under fair value measurements, the Company incorporates the market’s perceptions of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty credit spread is applied to OTC derivative net asset positions.

13.    DEBT

The Company became a member of the Federal Home Loan Bank of Boston (“FHLBB”) in December 2009. Membership allows the Company access to collateralized advances. The Company’s membership in the FHLBB requires the ownership of member stock and borrowings, from the FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity of the obligation. As of December 31, 2015, the Company had no advances outstanding under the FHLBB facility.

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for the Company under the FHLBB facility of approximately $210 million, as of December 31, 2015.

14.    COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company has various commitments related to its investment activities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty.

Commercial Mortgage and Other Loan Commitments

	As of December 31,
	2015	2014

	(in thousands)
Total outstanding commercial mortgage and other loan commitments	$175,820	$53,254

Commitments to Purchase Investments (excluding Commercial Mortgage and Other Loans)

	As of December 31,
	2015	2014

	(in thousands)

Expected to be funded from the general account and other operations outside the separate accounts	$190,273	$126,134
Expected to be funded from the separate accounts	43,446	28,284
Portion of separate account commitments with recourse to the Company	-	-

Other Guarantees

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2015, the Company has no accrued liability balances associated with all other financial guarantees and indemnity arrangements.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected as a result of payments in connection with the matters discussed below or other matters depending, in part, upon the results of operations or cash flow for such period. The Company believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business. Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. The Company believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made. Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Escheatment Audit and Claims Settlement Practices Market Conduct Exam

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Other Matters

Securities Lending Matter

In February 2016, the Company self-reported to the SEC, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefitting the Company that limited the availability of loanable securities for certain separate account investments. The Company has removed the restriction and intends to implement a remediation plan for the benefit of customers. The Company intends to fully cooperate with regulators in this matter.

Woods II, et al. v. PRIAC

In December 2015, a putative class action complaint entitled, Leonard D. Wood II on behalf of the KeHe Distributors, Inc. 401(k) Retirement Saving Non-Union Plan and Maya Shaw on behalf of the Exco Resources, Inc. 401(k) Plan and all other similarly situated ERISA-covered employee pension benefit plans v. PRIAC was filed in the United States District Court, District of Connecticut. The complaint: (1) seeks certification of a class of all ERISA covered employee pension benefit plans whose plan assets were invested in group annuity contract stable value funds within 6 years prior to, on, or after December 3, 2015; and (2) alleges that PRIAC breached its fiduciary obligations and accepted excessive compensation by crediting rates on the stable value accounts that are less than PRIAC’s internal rate of return on those assets without disclosing this spread to the plans.

Rosen, v. PRIAC, et al.

In December 2015, a putative class action complaint entitled Richard A. Rosen, On behalf of the Ferguson Enterprises, Inc. 401(k) Retirement Savings Plan and On behalf of All Other Similarly Situated Employee Benefit Plans v. PRIAC, Prudential Bank & Trust, FSB and Prudential Investment Management Services, LLC was filed in the United States District Court, District of Connecticut. The complaint: (1) seeks certification of a class of all ERISA covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (2) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less that PRIAC’s internal rate of return.

Muir v. PRIAC, et al.

In February 2016, a putative class action complaint entitled Randall C. Mitir, on behalf of the Ferguson Enterprises, Inc. 401 (k) Retirement Savings Plan and All Other Similarly Situated Plans v. Prudential Retirement Insurance and Annuity Company, Prudential Bank & Trust, FSB, and Prudential Investment Management Services, LLC was filed in the United States District Court, District of Connecticut. The complaint (1) seeks certification of a class of all ERISA covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (2) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less than PRIAC’s internal rate of return.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

15.    REVISIONS TO PRIOR PERIOD CONSOLIDATED FINANCIAL STATEMENTS

In preparing our consolidated financial statements for the year end December 31, 2015 we identified immaterial errors in the calculation of the amortization of the valuation of business acquired and deferred acquisition costs that impacted our previously issued consolidated financial statements. We have revised prior period amounts in the financial statements, notes thereto and related disclosures to correct these immaterial errors.

Materiality Assessment

We assessed the materiality of the misstatements described above on prior period financial statements in accordance with SEC Staff Accounting Bulletin (“SAB”) No. 99, Materiality, codified in ASC 250-10, Accounting changes and Error Corrections (“ASC 250”), and concluded these misstatements were not material to any prior annual or interim periods. Accordingly, in accordance with ASC 250 (SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), our consolidated financial statements as of December 31, 2014 and 2013, which are presented herein, have been revised. The following were selected line items from our consolidated financial statements illustrating the effects of these revisions:

Consolidated Statement of Financial Position

	2014

	As Previously Reported	Revision	As Revised

ASSETS

Valuation of business acquired	$200,505	13,979	214,484

Other assets	362,837	5,572	368,409

TOTAL ASSETS	$79,953,601	19,551	79,973,152

LIABILITIES

Income taxes	49,620	6,843	56,463

Total liabilities	78,704,428	6,843	78,711,271

STOCKHOLDER’S EQUITY

Retained earnings	-	12,708	12,708

Total stockholder’s equity	1,249,173	12,708	1,261,881

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$79,953,601	19,551	79,973,152

Consolidated Statements of Operations

	2014			2013

	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised

BENEFITS AND EXPENSES

VOBA and other intangible assets amortization, net of interest	$28,346	(10,550)	17,796	$9,053	(320)	8,733

Other general and administrative expenses	285,010	(2,696)	282,314	283,998	(360)	283,638

Total general, administrative and other expense	581,209	(13,246)	567,963	548,207	(680)	547,527

Total benefits and expenses	1,653,417	(13,246)	1,640,171	795,968	(680)	795,288

Income tax expense	34,433	4,636	39,069	20,693	238	20,931

NET INCOME	$188,544	8,610	197,154	$156,827	442	157,269

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Consolidated Statements of Comprehensive Income

	2014			2013

	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised

Net Income (Loss)	$188,544	8,610	197,154	$156,827	442	157,269

COMPREHENSIVE INCOME (LOSS)	$185,216	8,610	193,826	$74,177	442	74,619

Consolidated Statements of Cash Flows

	2014			2013

	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised

CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$188,544	8,610	197,154	$156,827	442	157,269
Depreciation and amortization, including premiums and discounts	20,884	(10,550)	10,334	525	(320)	205

Deferred policy acquisition costs	(5,243)	(2,696)	(7,939)	(11,636)	(360)	(11,996)

Income taxes	17,839	4,636	22,475	14,444	238	14,682

Cash flows from (used in) operating activities	775,788	-	775,788	765,384	-	765,384

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIALSTATEMENTS

	(1)	Financial Statements of Prudential Retirement Insurance and Annuity Company (Depositor) and Financial Statements of the PRIAC Variable Contract Account A (Registrant) as of December 31, 2015 appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(b)	EXHIBITS

	(1)	Resolution of the Board of Directors of Prudential Retirement Insurance and Annuity Company authorizing establishment of the PRIAC Variable Contract Account A. (Note 2)

	(2)	N/A

	(3)	Distribution Agreement between Prudential Investment Management Services LLC (Underwriter) and Prudential Retirement Insurance and Annuity Company (Depositor). (Note 2)

	(4)	(a) Form of the Variable Annuity Contract (Note 4)

(b) Form of Active Life Certificate (IRA) (Note 4)

(c) Form of Active Life Certificate (Roth IRA) (Note 4)

(d) Form of Group Variable Annuity Certificate Rider (Note 6)

(e) Form of Active Life Certificate Rider (Note 7)

	(5)	Application form for the Contract (Note 4)

	(6)	(a) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended March 31, 2004. (Note 2)

(b) By-laws of Prudential Retirement Insurance and Annuity Company, as amended June, 2006. (Note 3)

	(7)	Other material contracts performed in whole or in part after the date the Registration Statement is filed:

(a) Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Prudential Investment Portfolios, Inc., Prudential Investment Management Services LLC and Prudential Investments LLC. (Note 3)

(b) Amendment to Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Prudential Investment Portfolios, Inc., Prudential Investment Management Services LLC and Prudential Investments LLC. (Note 4)

(c) Amendment to Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Prudential Investment Portfolios, Inc., Prudential Investment Management Services LLC and Prudential Investments LLC. (Note 5)

(d) Trust Agreement (Note 2)

	(8)	Consent and Opinion of C. Christopher Sprague, Vice President and Corporate Counsel, as to the legality of the securities being registered. (Note 1)

	(9)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)

	(10)	N/A

	(11)	N/A

	(12)	Powers of Attorney for Christine C. Marcks, Michael J. Brandt, John J. Kalamarides, Elizabeth Marin, James M. O’Connor, Timothy L. Schmidt, George P. Waldeck, Brent Walder and Stanley Lezon. (Note 1)

Note 1	Filed herewith.
Note 2	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334, filed April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 3	Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-4 Registration Statement No. 333-162553, filed May 4, 2010.
Note 4	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-170345, filed September 16, 2011.
Note 5	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-170345, filed April 15, 2013.
Note 6	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement No. 333-170345, filed October 24, 2013.
Note 7	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement No. 333-170345 filed April 11, 2014 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and major officers of Prudential Retirement Insurance and Annuity Company are listed below:

Name and Principal Business Address	Position and Offices with Depositor
Christine C. Marcks 280 Trumbull Street Hartford, CT 06103-3509	President and Director
Michael J. Brandt 280 Trumbull Street Hartford, CT 06103-3509	Director, Senior Vice President and Chief Financial Officer
John J. Kalamarides 280 Trumbull Street Hartford, CT 06103-3509	Director and Senior Vice President
James M. O’Connor 751 Broad Street Newark, NJ 07102-3714	Director and Senior Vice President
Timothy L. Schmidt 655 Broad Street Newark, NJ 07102-4410	Director, Senior Vice President and GPM Chief Investment Officer
Elizabeth Marin 751 Broad Street Newark, NJ 07102-3714	Director and Assistant Treasurer
George P. Waldeck 280 Trumbull Street Hartford, CT 06103-3509	Director and Senior Vice President
Brent Walder 280 Trumbull Street Hartford, CT 06103-3509	Director, Senior Vice President and Chief Actuary
Scott G. Sleyster 655 Broad Street Newark, NJ 07102-4410	Executive Vice President
Robert H. Tyndall 280 Trumbull Street Hartford, CT 06103-3509	Senior Vice President
Kenneth Y. Tanji 751 Broad Street Newark, NJ 07102-3714	Treasurer
Craig R. Gardner 655 Broad Street Newark, NJ 07102-4410	Chief Risk Officer
Richard R. Hrabchak 655 Broad Street Newark, NJ 07102-4410	Vice President and Chief Investment Officer

Name and Principal Business Address	Position and Offices with Depositor
Stanley Lezon 280 Trumbull Street Hartford, CT 06103-3509	Vice President and Controller
Stephen E. Wieler 655 Broad Street Newark, NJ 08830-4410	Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a corporation organized under the laws of Connecticut, is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company organized under the laws of New Jersey. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (PFI), a New Jersey insurance holding company.

PRIAC may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: PRIAC Variable Contract Account A, CIGNA Variable Annuity Separate Account I.

In addition, PRIAC and the Registrant may be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February 19, 2016, the text of which is hereby incorporated by reference.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of January 29, 2016, there were 10 owners of qualified Contracts and 0 owners of non-qualified Contracts offered by the Registrant under this Registration Statement.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Connecticut, being the state of organization of Prudential Retirement Insurance and Annuity Company (“PRIAC”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Connecticut law permitting indemnification can be found in Sections 33-770 to 33-779 of the Connecticut General Statutes Annotated. The text of PRIAC’s By-law, Article IX, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	Prudential Investment Management Services LLC (PIMS)

PIMS is distributor and principal underwriter for the Prudential Investments and Target families of mutual funds.

PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Premier Group Variable Contract Account, The Prudential Discovery Select Group Variable Contract Account, and PRIAC Variable Contract Account A.

(b)	Information concerning the officers and directors of PIMS is set forth below.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER
David A. Hunt	President

James V. Gemus 80 Livingston Avenue Roseland, NJ 07068-1753	Executive Vice President

Christine C. Marcks 280 Trumbull Street Hartford, CT 06103-3509	Executive Vice President

Gary F. Neubeck	Executive Vice President

Stuart S. Parker	Executive Vice President

Peter J. Boland	Senior Vice President and Chief Administrative Officer

John N. Christolini 280 Trumbull Street Hartford, CT 06103-3509	Senior Vice President and Co-Chief Compliance Officer

Mark R. Hastings	Senior Vice President and Chief Compliance Officer

Michael J. King 751 Broad Street Newark, NJ 07102-3714	Senior Vice President, Secretary and Chief Legal Officer

Michael J. McQuade Three Gateway Center Newark, NJ 07102-4061	Senior Vice President, Treasurer and Chief Financial Officer

Monica J. Oswald 280 Trumbull Street Hartford, CT 06103-3509	Senior Vice President and Deputy Chief Operations Officer

Hansjerg P. Schlenker	Senior Vice President and Chief Operations Officer

John L. Bronson 751 Broad Street Newark, NJ 07102-3714	Vice President and Deputy Chief Legal Officer

Richard W. Kinville 751 Broad Street Newark, NJ 07102-3714	Vice President and Anti-Money Laundering Officer

Robert P. Smit Three Gateway Center Newark, NJ 07102-4061	Vice President, Assistant Treasurer and Controller

*	The address of each person named is 655 Broad Street, Newark, NJ 07102-4410, unless otherwise noted above.

(c)	Commissions received by PIMS during the last fiscal year with respect to the Prudential Retirement Security Annuity IV issued through the registrant separate account. No commissions were received by PIMS during the last fiscal year with respect to the Prudential Retirement Security Annuity III.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Prudential Investment Management Services LLC	$19,499	$-0-	$-0-	$-0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through PRIAC at the following addresses:

Prudential Retirement Insurance and Annuity Company

280 Trumbull Street

Hartford, CT 06103

The Prudential Insurance Company of America

and PGIM, Inc.

655 Broad Street

Newark, NJ 07102

The Prudential Insurance Company of America

and PGIM, Inc.

751 Broad Street

Newark, NJ 07102-3777

The Prudential Insurance Company of America

and PGIM, Inc.

Gateway Buildings Two, Three and Four

100 Mulberry Street

Newark, NJ 07102

The Prudential Insurance Company of America

213 Washington Street

Newark, NJ 07102

The Prudential Insurance Company of America

and PGIM, Inc.

80 Livingston Avenue

Roseland, NJ 07068

The Prudential Insurance Company of America

c/o Prudential Investments

30 Scranton Office Park

Scranton, PA 18507-1789

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, NJ 08830

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant—Not Applicable.

ITEM 32. UNDERTAKINGS

(a)	Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Prudential Retirement Insurance and Annuity Company hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Retirement Insurance and Annuity Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, PRIAC Variable Contract Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and the State of Connecticut, on this 26th day of April, 2016.

PRIAC VARIABLE CONTRACT ACCOUNT A (Registrant)

By:	/s/ Srinivas D. Reddy
SRINIVAS D. REDDY VICE PRESIDENT, PRODUCT AND INVESTMENT MANAGEMENT, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (Depositor)

By:	/s/ Srinivas D. Reddy
SRINIVAS D. REDDY VICE PRESIDENT, PRODUCT AND INVESTMENT MANAGEMENT, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE

*
CHRISTINE C. MARCKS
DIRECTOR AND PRESIDENT

*
MICHAEL J. BRANDT
DIRECTOR AND CHIEF FINANCIAL OFFICER

*
JOHN J. KALAMARIDES
DIRECTOR

*
ELIZABETH MARIN
DIRECTOR AND ASSISTANT TREASURER

*
JAMES M. O’CONNOR
DIRECTOR

*
TIMOTHY L. SCHMIDT
DIRECTOR

*
GEORGE P. WALDECK
DIRECTOR

*
BRENT WALDER
DIRECTOR

*
STANLEY LEZON
CONTROLLER

*BY:	/s/ C. Christopher Sprague
C. CHRISTOPHER SPRAGUE
(ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description
8	Consent and Opinion of C. Christopher Sprague, Vice President and Corporate Counsel, as to the legality of the securities being registered.

9	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

12	Powers of Attorney for Christine C. Marcks, Michael J. Brandt, John J. Kalamarides, Elizabeth Marin, James M. O’Connor, Timothy L. Schmidt, George P. Waldeck, Brent Walder and Stanley Lezon.